As filed with the Securities and Exchange Commission on February 4, 2013
                                                    Registration No. 333-185872
==================================================================================
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 2

POST-EFFECTIVE AMENDMENT NO.____

MADISON FUNDS
(formerly known as MEMBERS  Mutual Funds)
(Exact Name of Registrant as Specified in Charter)

c/o Madison Asset Mangement, LLC
550 Science Drive, Madison, Wisconsin 53711
(Address of Principal Executive Offices)

(608) 274-0300
(Registrant's Telephone Number)

Pamela M. Krill
General Counsel and Chief Legal Officer
Madison Asset Management, LLC
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Title of Securities Being Registered	Series Name (Each, a Series of Registrant)	Share Class
(No par value per share)	Madison Cash Reserves Fund	Class A
	Madison Tax-Free Virginia Fund	Class Y
	Madison Tax-Free National Fund	Class Y
	Madison Government Bond Fund	Class Y
	Madison Core Bond Fund	Class Y, Class R6
	Madison High Quality Bond Fund	Class Y
	Madison Corporate Bond Fund	Class Y
	Madison Dividend Income Fund	Class Y
	Madison Disciplined Equity Fund	Class Y, Class R6
	Madison Investors Fund	Class Y
	Madison Mid Cap Fund	Class Y, Class R6
	Madison NorthRoad International Fund	Class Y, Class R6

(Madison Mosaic Funds logo)

February 8, 2013

Dear Shareholder:

I am writing to inform you that a joint special meeting of shareholders of the Madison Mosaic Funds will be held at 10:00 a.m., Central Time, on March 27, 2013, at the funds’ principal executive offices at 550 Science Drive, Madison, Wisconsin 53711.  The purpose of the meeting is to vote on a proposal to reorganize each Madison Mosaic Fund into a corresponding fund of Madison Funds® (formerly known as MEMBERS Mutual Funds).

If you are a shareholder of record of a Madison Mosaic Fund as of the close of business on January 27, 2013, you have the opportunity to vote on the proposal affecting your fund.  This package contains information about the proposal and the materials to use when casting your vote.  If a proposed reorganization is approved by a Madison Mosaic Fund’s shareholders, on the effective date of the proposed reorganization, the Madison Mosaic Fund shareholders will be issued shares of the corresponding Madison Fund that are equal in total dollar value to the shares of the Madison Mosaic Fund that those shareholders held in their Madison Mosaic Fund immediately prior to the effectiveness of the reorganization.

The proposal has been carefully reviewed by the Board of Trustees of the Madison Mosaic Funds and, on the basis of its review, the Board recommends that you vote FOR the proposed reorganizations.  If a reorganization is approved by the shareholders of a Madison Mosaic Fund in which you hold shares, and the other conditions to the reorganization are satisfied, your current Madison Mosaic Fund shares will be exchanged for shares of the corresponding Madison Fund. More information on the specific details of, and reasons for, the reorganizations is contained in the enclosed Combined Proxy Statement/Prospectus.

Please read the enclosed materials carefully and cast your vote on the proxy card.  Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares by Internet. Simply go to the website indicated on your proxy card, enter the control number found on the front of your proxy card, and follow the instructions to cast your vote. You may receive a call from our proxy solicitor, Computershare Fund Services, reminding you to vote.

If you have any questions before you vote, please call our proxy solicitor at 1-877-632-0901. Thank you for your participation in this important initiative.

Sincerely,

(signature)

Katherine L. Frank, President
Madison Mosaic Funds

mosaicfunds.com
550 Science Drive . Madison, Wisconsin 53711 . 608.274.0300 . 800.368.3195 . fax 608.276.3112

Madison Mosaic Funds 550 Science Drive
1-800-368-3195 Madison, Wisconsin 53711

Madison Mosaic Income Trust Government Fund Core Bond Fund Institutional Bond Fund Investment Grade Corporate Bond Fund	Madison Mosaic Equity Trust Investors Fund Mid-Cap Fund NorthRoad International Fund Dividend Income Fund Disciplined Equity Fund	Madison Mosaic Government Money Market Trust Madison Mosaic Tax-Free Trust Virginia Tax-Free Fund Tax-Free National Fund

Below is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus.

Q: Why am I being asked to vote?

Funds are required to obtain shareholder approval for certain kinds of changes, like the reorganizations proposed in the enclosed Combined Proxy Statement/Prospectus. As a shareholder of one or more of the funds listed above, you are being asked to vote on a reorganization involving your fund(s).  The proposed reorganizations involve the reorganization of multiple trusts into a single trust.  From an organizational standpoint, this change will result in a single Board of Trustees comprised of five independent trustees, three of whom served on the Boards of the trusts that are proposed to be reorganized.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of the other fund. Once completed, shareholders of the selling fund will hold shares of the buying fund.

Q: Is my vote important?

Absolutely! While the Board of Trustees (the “Board”) of each fund listed above has reviewed its proposed reorganization and recommends that you approve it, these proposals cannot go forward without the approval of shareholders. Shareholders may be contacted and asked to vote until a quorum is reached, and may continue to be contacted thereafter to ensure the requisite vote to approve the reorganizations is obtained.

Q: On what am I being asked to vote?

Shareholders are being asked to vote on the reorganization (each, a “Reorganization”) of one or more Madison Mosaic Funds (differentiated as to share class) (each a “Selling Fund” and together, the “Selling Funds”) into a corresponding fund (and share class) of Madison Funds (each a “Buying Fund” and together, the “Buying Funds”), as noted in the table below.  For quick reference to your specific Selling Fund throughout this Combined Proxy Statement/Prospectus, please refer to the number(s) of your Selling Fund noted below.

No.	Selling Fund	Buying Fund
1.	Madison Mosaic Income Trust	Madison Funds
1.a	Government Fund Class Y	Madison Government Bond Fund Class Y
1.b	Core Bond Fund Class Y Class R6	Madison Core Bond Fund Class Y Class R6
1.c	Institutional Bond Fund Class Y	Madison High Quality Bond Fund Class Y
1.d	Investment Grade Corporate Bond Fund Class Y	Madison Corporate Bond Fund Class Y

2.	Madison Mosaic Equity Trust	Madison Funds
2.a	Investors Fund Class Y	Madison Investors Fund Class Y
2.b	Mid-Cap Fund Class Y Class R6	Madison Mid Cap Fund Class Y Class R6
2.c	NorthRoad International Fund Class Y Class R6	Madison NorthRoad International Fund Class Y Class R6
2.d	Dividend Income Fund Class Y	Madison Dividend Income Fund Class Y
2.e	Disciplined Equity Fund Class Y Class R6	Madison Disciplined Equity Fund Class Y Class R6

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No.	Selling Fund	Buying Fund
3.	Madison Mosaic Government Money Market Trust	Madison Funds
3.a	Government Money Market Trust Class Y	Madison Cash Reserves Fund Class A

4.	Madison Mosaic Tax-Free Trust	Madison Funds
4.a	Virginia Tax-Free Fund Class Y	Madison Tax-Free Virginia Fund Class Y
4.b	Tax-Free National Fund Class Y	Madison Tax-Free National Fund Class Y

Except as provided below, with respect to each Reorganization, the Buying Fund is a newly organized series of Madison Funds with identical fees and identical (or substantially similar) investment objectives, policies and strategies of the corresponding Selling Fund.   The Reorganizations of the Core Bond Fund into the Madison Core Bond Fund, the Mid-Cap Fund into the Madison Mid-Cap Fund and the Government Money Market Trust into the Madison Cash Reserves Fund involve the combination of a Selling Fund into a Buying Fund that is an already existing series of Madison Funds.  As a result, there may be some differences in fees and investment objectives, policies and strategies as between each Selling Fund and corresponding Buying Fund.  These differences are described in the enclosed Combined Proxy Statement/Prospectus.

If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the corresponding Buying Fund with the same aggregate net asset value as your Selling Fund shares at the time of the Reorganization (the Selling Funds and the Buying Funds are referred to individually or collectively as a “Fund” or the “Funds”). While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

We encourage you to read the full text of the enclosed Combined Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to each proposed Reorganization.

Q: Why are the Reorganizations being proposed?

Madison Investment Advisors, LLC, the Selling Funds’ investment adviser (“MIA”), and Madison Asset Management, the Buying Funds’ investment adviser (“MAM” and together with MIA, “Madison”), proposed the Reorganizations to each Fund’s Board in order to streamline the product offerings of the funds managed by Madison so that management, administration, distribution and other resources can be focused more effectively on a single, cohesive group of funds. The Reorganization of each Selling Fund into the corresponding Buying Fund will enable shareholders of each Selling Fund to invest in portfolio that pursues the same, or substantially similar, investment strategy.  Because Madison will manage the Funds before and after the Reorganizations, you are not being asked to approve any new investment advisory agreements with Madison in this Combined Proxy Statement/Prospectus.

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

Yes! One of the most requested shareholder service options by Selling Fund shareholders over the years has been online account access.  This option will become available to Selling Fund shareholders as a result of the Reorganizations because it is a feature that is currently available to Buying Fund shareholders today.  There are no anticipated changes to account-level features and options such as dividend distributions, automatic investment plans, and systematic withdrawals, all of which will automatically carry over from accounts in each Selling Fund to accounts in the corresponding Buying Fund.  Check-writing privileges will, however, be discontinued once the Reorganizations have been consummated.  Moreover, Selling Fund shareholders are currently not limited as to the number of exchanges they may execute in any calendar year. Assuming the Reorganizations are consummated, shareholders will be limited to no more than five exchanges per Fund per calendar year (unless more exchanges are approved by the Funds’ chief compliance officer).

Q: Are there costs or tax consequences of the Reorganizations?

The costs associated with the Reorganizations include legal, accounting, printing, and proxy solicitation costs, among others.  These costs are currently estimated to total approximately $30,000.  Neither shareholders nor any of the Funds will bear any of these costs; instead, Madison is responsible for all such costs.  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not recognize gain or loss as a direct result of a Reorganization.  However, with respect to those Reorganizations involving a Selling Fund reorganizing into an already existing Buying Fund (i.e., the Reorganizations of the Core Bond Fund into the Madison Core Bond Fund, the Mid-Cap Fund into the Madison Mid-Cap Fund and the Government Money Market Trust into the Madison Cash Reserves Fund), a portion of the portfolio assets of the Selling Fund may be sold in connection with its Reorganization, and any such sales may result in a taxable distribution of gains to shareholders. It is currently contemplated that no such Selling Fund intends to reposition its portfolio (either shortly before or after the Reorganizations) in any material manner (for this purpose, “material” is defined to mean a repositioning representing more than 5% of the relevant Fund’s net assets).

2

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

It is expected that, following the proposed Reorganizations, the expenses borne by Selling Fund shareholders will be the same as or lower than the expenses they currently bear, with the following exceptions:  (i) the total annual fund operating expenses of the Class R6 shares of the Core Bond Fund will increase by 0.10% (annualized); however, because there are currently no public shareholders in this share class of the Core Bond Fund, you will not be impacted by this change; and (ii) the total net annual fund operating expenses of the Government Money Market Trust will increase by roughly 0.01% (annualized) as a result of a different fee waiver agreement that is in effect for the relevant Buying Fund in that Reorganization; however, the Buying Fund’s total annual operating expenses before the fee waiver are actually lower than those of the Government Money Market Trust.

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close after the close of regular trading on the New York Stock Exchange on April 19, 2013.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of your Selling Fund.

Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)
•	By Internet (log on to the internet site listed on your proxy card)
•	By mail (using the enclosed postage prepaid envelope)
•	In person at the shareholder meeting scheduled to occur at 550 Science Drive, Madison, Wisconsin, on March 27, 2013

 We encourage you to vote as soon as possible. Please refer to the enclosed proxy card for instructions for voting by telephone, Internet or mail.

Q: Will I be notified of the results of the vote?

The final voting results for each proposal will be included in each Selling Fund’s next report to shareholders following the special shareholder meeting.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the Combined Proxy Statement/Prospectus or about voting procedures, please call the Selling Funds’ proxy solicitor toll free at 1-877-632-0901.

3

Madison Mosaic Funds 550 Science Drive
1-800-368-3195 Madison, Wisconsin 53711

Madison Mosaic Income Trust Government Fund Core Bond Fund Institutional Bond Fund Investment Grade Corporate Bond Fund	Madison Mosaic Equity Trust Investors Fund Mid-Cap Fund NorthRoad International Fund Dividend Income Fund Disciplined Equity Fund	Madison Mosaic Government Money Market Trust Madison Mosaic Tax-Free Trust Virginia Tax-Free Fund Tax-Free National Fund

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held March 27, 2013

A Joint Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each, a “Selling Fund”) will be held at 10:00 a.m., Central Time, on March 27, 2013, at 550 Science Drive, Madison, Wisconsin 53711. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund:

1.
To approve an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Selling Fund will be reorganized into the corresponding fund of Madison Funds (each a “Buying Fund”) listed opposite its name, as follows:

Selling Fund	Buying Fund
Government Fund	Madison Government Bond Fund
Core Bond Fund	Madison Core Bond Fund
Institutional Bond Fund	Madison High Quality Bond Fund
Investment Grade Corporate Bond Fund	Madison Corporate Bond Fund
Investors Fund	Madison Investors Fund
Mid-Cap Fund	Madison Mid Cap Fund
NorthRoad International Fund	Madison NorthRoad International Fund
Dividend Income Fund	Madison Dividend Income Fund
Disciplined Equity Fund	Madison Disciplined Equity Fund
Government Money Market Trust	Madison Cash Reserves Fund
Virginia Tax-Free Fund	Madison Tax-Free Virginia Fund
Tax-Free National Fund	Madison Tax-Free National Fund

Under the Agreement, (a) each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund; (b) each Selling Fund will then distribute to its shareholders the Buying Fund shares received in the transaction in exchange for the Selling Fund shares; and (c) as soon as practicable following the distribution of Buying Fund shares, each Selling Fund will be dissolved.

Shareholders of each Selling Fund will vote separately on the proposal.  In addition, shareholders will vote only on the proposal that affects the Selling Fund in which the shareholder owns shares.

2.	To address any other business that may properly come before the Meeting, or any adjournments thereof.

Please take some time to read the enclosed Combined Proxy Statement/Prospectus. It discusses these proposals in more detail. If you were a shareholder as of the close of business on January 27, 2013, you may vote at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please vote by telephone, Internet or mail. Just follow the instructions on the enclosed proxy card. If you have questions, please call the Selling Funds’ proxy solicitor toll free at 1-877-632-0901.  It is important that you vote. The Board of Trustees of each Selling Fund recommends that you vote FOR its Reorganization.

By Order of the Boards of Trustees

(signature)
Holly S. Baggot, Secretary
February 8, 2013

Madison Mosaic Funds 550 Science Drive
1-800-368-3195 Madison, Wisconsin 53711

Madison Mosaic Income Trust Government Fund Core Bond Fund Institutional Bond Fund Investment Grade Corporate Bond Fund	Madison Mosaic Equity Trust Investors Fund Mid-Cap Fund NorthRoad International Fund Dividend Income Fund Disciplined Equity Fund	Madison Mosaic Government Money Market Trust Madison Mosaic Tax-Free Trust Virginia Tax-Free Fund Tax-Free National Fund

COMBINED PROXY STATEMENT/PROSPECTUS

Dated February 8, 2013

Introduction

This document is a proxy statement for each Selling Fund (as defined in the Notice of Joint Special Meeting of Shareholders) and a prospectus for each corresponding Buying Fund (as defined in the Notice of Joint Special Meeting of Shareholders).  This Combined Proxy Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of each Selling Fund beginning on or about February 8, 2013. This Combined Proxy Statement/Prospectus contains information you should know before voting on the proposal with respect to your Selling Fund, as indicated in the Notice of Joint Special Meeting of Shareholders. This Combined Proxy Statement/Prospectus also sets forth concisely the information about the Selling Funds that an investor should know before investing.  You should retain this document for future reference.

The proposal for each Selling Fund will be considered by shareholders who owned shares of each respective Selling Fund on January 27, 2013 at a joint special meeting of shareholders (the “Meeting”) that will be held at 10:00 a.m., Central Time, on March 27, 2013, at 550 Science Drive, Madison, Wisconsin 53711. Each of the Selling Funds and the Buying Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company (or a series thereof).  The principal business address of the Selling Funds and the Buying Funds is 550 Science Drive, Madison, Wisconsin 53711; telephone number 1-800-368-3195.

Although the Board of Trustees of each Selling Fund recommends that shareholders approve the reorganization of the Selling Fund into the corresponding Buying Fund (each, a “Reorganization”), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of a second Selling Fund do not approve the second Selling Fund’s Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this Combined Proxy Statement/Prospectus. If shareholders of any Selling Fund fail to approve its Reorganization, the Board of such Selling Fund will consider what other actions, if any, may be appropriate, including liquidating the relevant Selling Fund.

How Each Reorganization Will Work

•
Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund (“Reorganization Shares”) and the assumption by the Buying Fund of all of the Selling Fund’s liabilities.

•
Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the aggregate liabilities it assumes from the corresponding Selling Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Selling Fund in liquidation of the Selling Fund in proportion to their holdings in such class of the Selling Fund.

•
Reorganization costs will be borne entirely by the investment advisers to the Funds, Madison Investment Advisors, LLC  and Madison Asset Management, LLC (collectively, “Madison”), and not by the Funds or shareholders.  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Selling Fund shareholders will not recognize gain or loss as a direct result of a Reorganization.  However, with respect to those Reorganizations involving a Selling Fund reorganizing into an already existing Buying Fund (i.e., the Reorganizations of the Core Bond Fund into the Madison Core Bond Fund, the Mid-Cap Fund into the Madison Mid-Cap Fund and the Government Money Market Trust into the Madison Cash Reserves Fund), a portion of the portfolio assets of the Selling Fund may be sold in connection with its Reorganization, and any such sales may result in a taxable distribution of gains to shareholders.

  i

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Proxy Statement/Prospectus by reference:

•	Merger-Related Documents: the Statement of Additional Information of the Buying Funds relating to the Reorganizations (the “Merger SAI”), dated February 8, 2013;

•
Madison Mosaic Income Trust Documents (SEC File No. 811-3616):  (i) the Prospectus and Statement of Additional Information of the Government Fund, Core Bond Fund, Institutional Bond Fund and Investment Grade Corporate Bond Fund dated May 1, 2012, as supplemented to date, (ii) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended December 31, 2011, and (iii) the unaudited financial statements included in the Semiannual Report to Shareholders of these funds for the period ended June 30, 2012;

•
Madison Mosaic Equity Trust Documents (SEC File No. 811-3615):  (i) the Prospectus and Statement of Additional Information of the Investors Fund, Mid-Cap Fund, NorthRoad International Fund, Dividend Income Fund and Disciplined Equity Fund dated May 1, 2012, as supplemented to date, (ii) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended December 31, 2011, and (iii) the unaudited financial statements included in the Semiannual Report to Shareholders of these funds for the period ended June 30, 2012;

•
Madison Mosaic Government Money Market Trust Documents (SEC File No. 811-2910):  (i) the Prospectus and Statement of Additional Information of the Government Money Market Trust dated January 31, 2013, as supplemented to date, and (ii) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of this fund for the year ended September 30, 2012; and

•
Madison Mosaic Tax-Free Trust Documents (SEC File No. 811-3486):  (i) the Prospectus and Statement of Additional Information of the Virginia Tax-Free Fund and Tax-Free National Fund dated January 31, 2013, as supplemented to date, and (ii) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended September 30, 2012.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Proxy Statement/Prospectus, please call your Selling Fund’s proxy solicitor toll free at 1-877-632-0901.  To obtain a free copy of any of the documents listed above by written request, please write to:  Madison Funds, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Page
SECTION I. REORGANIZATION PROPOSAL	1
SUMMARY	1
How Each Reorganization Will Work	1
Tax Consequences	1
Fees and Expenses	1
SELLING FUNDS 1.a, 1.b, 1.c and 1.d: REORGANIZATION OF SERIES OF MADISON MOSAIC INCOME TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE	11
Comparison of each Selling Fund and the corresponding Buying Fund	11
Comparison of Investment Objectives	11
Comparison of Principal Investment Strategies	12
Comparison of Fundamental and Non-Fundamental Investment Policies	14
Comparison of Principal Risks	14
Comparison of Performance and Financial Highlights	17
SELLING FUNDS 2.a, 2.b, 2.c, 2.d and 2.e: REORGANIZATION OF SERIES OF MADISON MOSAIC EQUITY TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE	18
Comparison of each Selling Fund and the corresponding Buying Fund	18
Comparison of Investment Objectives	18
Comparison of Principal Investment Strategies	19
Comparison of Fundamental and Non-Fundamental Investment Policies	20
Comparison of Principal Risks	20
Comparison of Performance and Financial Highlights	23
SELLING FUND 3.a: REORGANIZATION OF MADISON MOSAIC GOVERNMENT MONEY MARKET TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE	24
Comparison of Selling Fund and the corresponding Buying Fund	24
Comparison of Investment Objectives	24
Comparison of Principal Investment Strategies	24
Comparison of Fundamental and Non-Fundamental Investment Policies	25
Comparison of Principal Risks	25
Comparison of Performance and Financial Highlights	25
SELLING FUNDS 4.a and 4.b: REORGANIZATION OF SERIES OF MADISON MOSAIC TAX-FREE TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE	26
Comparison of each Selling Fund and the corresponding Buying Fund	26
Comparison of Investment Objectives	26
Comparison of Principal Investment Strategies	26
Comparison of Fundamental and Non-Fundamental Investment Policies	28
Comparison of Principal Risks	28
Comparison of Performance and Financial Highlights	29
COMPARISON OF SHAREHOLDER RIGHTS	29
Governing Law	29
Board of Trustees	29
Regular Shareholders’ Meetings	29
Authorized Capital Stock; Series and Classes of Shares	30
Quorum and General Voting Requirements	30
Voting Requirements for Termination of Trust, Series or Class; Mergers/Reorganizations	30
Amendments to Declaration of Trust and By-laws	31

TABLE OF CONTENTS (Continued)

SECTION I.   REORGANIZATION PROPOSAL

The following information describes each proposed Reorganization.

SUMMARY

This Combined Proxy Statement/Prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders.  Shareholders of each Selling Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the Reorganization of their Selling Fund into the corresponding Buying Fund.  The following is a summary.  More complete information appears later in this Combined Proxy Statement/Prospectus. You should read the entire Combined Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.  A copy of the form of Agreement for each Reorganization is attached hereto as Exhibit A.

How Each Reorganization Will Work.   Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for Reorganization Shares and the assumption by the corresponding Buying Fund of all of the Selling Fund’s liabilities. Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the aggregate liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic investment and/or withdrawal plans) currently set up for your Selling Fund account will be transferred to your new Buying Fund account. Please contact your financial intermediary for additional details.  No shareholders of any Selling Fund will pay any sales charge in connection with acquiring Reorganization Shares. After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund, and the Selling Fund will be dissolved.

Tax Consequences.  Each Reorganization is expected to be tax-free for U.S. federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Selling Fund or its shareholders as a direct result of its Reorganization.

With respect to those Reorganizations involving a Selling Fund reorganizing into an already existing Buying Fund (i.e., the Reorganizations of the Core Bond Fund into the Madison Core Bond Fund, the Mid-Cap Fund into the Madison Mid-Cap Fund and the Government Money Market Trust into the Madison Cash Reserves Fund (each such Selling Fund is hereinafter referred to as a “Select Selling Fund” and each such Buying Fund is hereinafter referred to as a “Select Buying Fund”)), a portion of the portfolio assets of the Select Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Select Selling Fund. Any capital gains recognized in those sales on a net basis, after reduction by any available capital losses (including capital loss carryforwards), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or may be distributed as ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.   It is currently contemplated that no Select Selling Fund intends to reposition its portfolio (either shortly before or after the Reorganizations) in any material manner (for this purpose, “material” is defined to mean a repositioning representing more than 5% of the relevant Select Selling Fund’s net assets).

Additionally, with regard to these Reorganizations involving a Select Selling Fund reorganizing into a Select Buying Fund, each Reorganization will end the tax year of the applicable Select Selling Fund.  As a result, each Select Selling Fund will be required to accelerate its distributions (if any) to shareholders at the effective time of the Reorganizations.  These tax year-end distributions, if any, will be taxable, and will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to consummation of the Reorganizations.

At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Selling Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Selling Fund shareholders’ aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders’ Selling Fund shares, and the Selling Fund shareholders’ holding period in the Reorganization Shares is expected to include the shareholders’ holding period in the Selling Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Tax Status of the Reorganizations.”

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual fund operating expenses shown in the tables below are based on expenses for the year ended September 30, 2012 for the Madison Mosaic Government Money Market Trust and the relevant series of Madison Mosaic Tax-Free Trust; December 31, 2011 for the relevant series of Madison Mosaic Income Trust and Madison Mosaic Equity Trust; and October 31, 2012 for the Buying Funds, in each case adjusted to reflect current or estimated fees, as more fully described below.  Also shown are annual fund operating expenses projected for each Buying Fund on a pro forma basis after giving effect to the proposed Reorganizations.

The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these Funds will bear as shareholders.  The tables enable you to compare and contrast the expense levels for the Selling Funds and the Buying Funds and obtain a general idea of what the expense levels will be if the Reorganizations occur.

 Selling Funds 1.a, 1.b, 1.c and 1.d:  Reorganization of Series of Madison Mosaic Income Trust  into Series of Madison Funds

1.a:  Government Fundà Madison Government Bond Fund

	Government Fund (Current) (Selling Fund)	Madison Government Bond Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.40%	0.40%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.25%	0.25%2
Total annual fund operating expenses	0.65%	0.65%
Less: Fee waivers and/or expense reimbursements	(0.10%)1	(0.10%)3
Total net annual fund operating expenses (after waivers and/or reimbursements)	0.55%	0.55%
1In June 2012, Madison contractually agreed to waive 0.10% of its management fee until at least June 30, 2013.
2This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

3Upon inception of this fund, Madison has contractually agreed to waive 0.10% of its management fee until at least May 1, 2014. This arrangement may be modified or discontinued prior to May 1, 2014 only with the approval of the Fund’s Board.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Government Fund (Current)	Class Y	$56	$198	$353	$804
Madison Government Bond Fund (Pro Forma)	Class Y	$56	$198	$353	$804

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Government Fund (Selling Fund)	45%
Madison Government Bond Fund (Buying Fund)	N/A1
1
This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

1.b:  Core Bond Fundà Madison Core Bond Fund
	Core Bond Fund (Current) (Selling Fund)		Madison Core Bond Fund (Current and Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R6	Class Y	Class R6
Maximum sales charge (load)	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.40%	0.40%	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	None	None	None
Other expenses	0.25%	0.02%	0.15%	0.02%
Total annual fund operating expenses	0.65%	0.42%	0.65%	0.52%

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Core Bond Fund (Current)	Class Y	$66	$208	$362	$810
	Class R6	$43	$135	$235	$530
Madison Core Bond Fund (Current and Pro Forma)	Class Y	$66	$208	$362	$810
	Class R6	$53	$167	$291	$653

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Core Bond Fund (Selling Fund)	21%
Madison Core Bond Fund (Buying Fund)	6%

1.c:  Institutional Bond Fundà Madison High Quality Bond Fund
	Institutional Bond Fund (Current) (Selling Fund)	Madison High Quality Bond Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.30%	0.30%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.19%	0.19%1
Total annual fund operating expenses	0.49%	0.49%
1This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Bond Fund (Current)	Class Y	$50	$157	$274	$616
Madison High Quality Bond Fund (Pro Forma)	Class Y	$50	$157	$274	$616

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Institutional Bond Fund (Selling Fund)	9%
Madison High Quality Bond Fund (Buying Fund)	N/A1
1
This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

1.d:  Investment Grade Corporate Bond Fundà Madison Corporate Bond Fund

	Investment Grade Corporate Bond Fund (Current) (Selling Fund)	Madison Corporate Bond Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.40%	0.40%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.25%	0.25%1
Total annual fund operating expenses	0.65%	0.65%
1This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Investment Grade Corporate Bond Fund (Current)	Class Y	$66	$208	$362	$810
Madison Corporate Bond Fund (Pro Forma)	Class Y	$66	$208	$362	$810

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Investment Grade Corporate Bond Fund (Selling Fund)	10%
Madison Corporate Bond Fund (Buying Fund)	N/A1
1
This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

Selling Funds 2.a, 2.b, 2.c, 2.d and 2.e:  Reorganization of Series of Madison Mosaic Equity Trust into Series of Madison Funds

2.a:  Investors Fundà Madison Investors Fund
	Investors Fund (Current) (Selling Fund)	Madison Investors Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.35%	0.35%2
Total annual fund operating expenses	1.10%	1.10%
Less: Fee waivers and/or expense reimbursements	(0.15%)1	(0.15%)3
Total net annual fund operating expenses (after waivers and/or reimbursements)	0.95%	0.95%
1In June 2012, Madison contractually agreed to waive 0.10% of its management fee and 0.05% of its service fee until at least June 30, 2013.
2 This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

3Upon inception of this fund, Madison has contractually agreed to waive 0.10% of its management fee and 0.05% of its service fee until at least May 1, 2014.  This arrangement may be modified or discontinued prior to May 1, 2014 only with the approval of the Fund’s Board.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Investors Fund (Current)	Class Y	$97	$335	$593	$1,335
Madison Investors Fund (Pro Forma)	Class Y	$97	$335	$593	$1,335

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Investors Fund (Selling Fund)	36%
Madison Investors Fund (Buying Fund)	N/A1
1
This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

2.b:  Mid-Cap Fundà Madison Mid Cap Fund
	Mid-Cap Fund (Current) (Selling Fund)		Madison Mid Cap Fund (Current and Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R6	Class Y	Class R6
Maximum sales charge (load)	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	None	None	None
Other expenses	0.40%	0.02%	0.40%	0.02%
Total annual fund operating expenses	1.15%	0.77%	1.15%	0.77%

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund (Current)	Class Y	$117	$365	$633	$1,398
	Class R6	$79	$246	$428	$954
Madison Mid Cap Fund (Current and Pro Forma)	Class Y	$117	$365	$633	$1,398
	Class R6	$79	$246	$428	$954

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Mid-Cap Fund (Selling Fund)	32%
Madison Mid Cap Fund (Buying Fund)	31%

2.c:  NorthRoad International Fundà Madison NorthRoad International Fund

	NorthRoad Int’l Fund (Current) (Selling Fund)		Madison NorthRoad Int’l Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R6	Class Y	Class R6
Maximum sales charge (load)	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	None	None	None	None
Other expenses	0.35%	0.02%	0.35%1	0.02%1
Total annual fund operating expenses	1.15%	0.82%	1.15%	0.82%
1This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
NorthRoad International Fund (Current)	Class Y	$117	$365	$633	$1,398
	Class R6	$84	$262	$455	$1,014
Madison NorthRoad International Fund (Pro Forma)	Class Y	$117	$365	$633	$1,398
	Class R6	$84	$262	$455	$1,014

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
NorthRoad International Fund (Selling Fund)	129%
Madison NorthRoad Int’l Fund (Buying Fund)	N/A1

1This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Selling Fund for the period shown is higher than the portfolio turnover rate that is expected for the Buying Fund because during the period shown, the Selling Fund underwent a change in strategy from a small-mid cap fund to an international fund.

2.d: Dividend Income Fundà Madison Dividend Income Fund
	Dividend Income Fund (Current) (Selling Fund)	Madison Dividend Income Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.35%	0.35%2
Total annual fund operating expenses	1.10%	1.10%
Less: Fee waivers and/or expense reimbursements	(0.15%)1	(0.15%)3
Total net annual fund operating expenses (after waivers and/or reimbursements)	0.95%	0.95%
1In June 2012, Madison contractually agreed to waive 0.10% of its management fee and 0.05% of its service fee until at least June 30, 2013.
2This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

3Upon inception of this fund, Madison has contractually agreed to waive 0.10% of its management fee and 0.05% of its service fee until at least May 1, 2014. This arrangement may be modified or discontinued prior to May 1, 2014 only with the approval of the Fund’s Board.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Dividend Income Fund (Current)	Class Y	$97	$335	$593	$1,335
Madison Dividend Income Fund (Pro Forma)	Class Y	$97	$335	$593	$1,335

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Dividend Income Fund (Selling Fund)	56%
Madison Dividend Income Fund (Buying Fund)	N/A1

 1This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

2.e:  Disciplined Equity Fundà Madison Disciplined Equity Fund

	Disciplined Equity Fund (Current) (Selling Fund)		Madison Disciplined Equity Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class R6	Class Y	Class R6
Maximum sales charge (load)	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	None	None	None	None
Other expenses	0.35%	0.02%	0.35%2	0.02%2
Total annual fund operating expenses	1.10%	0.77%	1.10%	0.77%
Less: Fee waivers and/or expense reimbursements	(0.15%)1	N/A	(0.15%)3	N/A
Total net annual fund operating expenses (after waivers and/or reimbursements)	0.95%	0.77%	0.95%	0.77%
1In June 2012, Madison contractually agreed to waive 0.15% of its service fee until at least June 30, 2013.
2This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

3Upon inception of this fund, Madison has contractually agreed to waive 0.15% of its service fee until at least May 1, 2014. This arrangement may be modified or discontinued prior to May 1, 2014 only with the approval of the Fund’s Board.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Disciplined Equity Fund (Current)	Class Y	$97	$335	$593	$1,335
	Class R6	$79	$246	$428	$954
Madison Disciplined Equity Fund (Pro Forma)	Class Y	$97	$335	$593	$1,335
	Class R6	$79	$246	$428	$954

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Disciplined Equity Fund (Selling Fund)	57%
Madison Disciplined Equity Fund (Buying Fund)	N/A1
1
This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

Selling Fund 3.a:  Reorganization of Madison Mosaic Government Money Market Trust into Series of Madison Funds

3.a:  Government Money Market Trustà Madison Cash Reserves Fund

	Government Money Market Trust (Current) (Selling Fund)	Madison Cash Reserves Fund (Current and Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class A
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.40%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.39%	0.15%
Total annual fund operating expenses	0.89%	0.55%
Less: Fee waivers and/or expense reimbursements	(0.82%)1	(0.47%)2
Total net annual fund operating expenses (after waivers and/or reimbursements)	0.07%	0.08%

1In January 2013, Madison contractually agreed, until at least February 1, 2014, to waive all fees and expenses of the Fund to the extent the Fund’s total annual operating expenses exceed the lesser of the Fund’s gross yield earned on securities or 0.50%, calculated on a daily basis.

2In January 2013, Madison contractually agreed, until at least May 1, 2014, to waive fees and reimburse fund expenses to the extent necessary to prevent a negative Fund yield.  This arrangement may be modified or discontinued prior to May 1, 2014 only with the approval of the Fund’s Board.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Government Money Market Trust (Current)	Class Y	$7	$202	$413	$1,020
Madison Cash Reserves Fund (Current and Pro Forma)	Class A	$8	$129	$260	$644

Selling Funds 4.a and 4.b:  Reorganization of Series of Madison Mosaic Tax-Free Trust into Series of Madison Funds

4.a:  Virginia Tax-Free Fundà Madison Tax-Free Virginia Fund

	Virginia Tax-Free Fund (Current) (Selling Fund)	Madison Tax-Free Virginia Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.35%	0.35%1
Total annual fund operating expenses	0.85%	0.85%
1This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Virginia Tax-Free Fund (Current)	Class Y	$87	$271	$471	$1,049
Madison Tax-Free Virginia Fund (Pro Forma)	Class Y	$87	$271	$471	$1,049

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Virginia Tax-Free Fund (Selling Fund)	12%
Madison Tax-Free Virginia Fund (Buying Fund)	N/A1

1This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

4.b:   Tax-Free National Fundà Madison Tax-Free National Fund

	Tax-Free National Fund (Current) (Selling Fund)	Madison Tax-Free National Fund (Pro Forma) (Buying Fund)
Shareholder Fees (fees paid directly from your investment)	Class Y	Class Y
Maximum sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.35%	0.35%1
Total annual fund operating expenses	0.85%	0.85%
1This fund is a newly created series of Madison Funds; accordingly, fees listed represent estimated fees after a year of operations.

Expense examples: These examples are intended to help you compare the cost of investing in shares of each Selling Fund with the cost of investing in the corresponding Buying Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include any contractual fee waiver/expense reimbursement arrangement only for the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on those assumptions your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Tax-Free National Fund (Current)	Class Y	$87	$271	$471	$1,049
Madison Tax-Free National Fund (Pro Forma)	Class Y	$87	$271	$471	$1,049

Portfolio turnover:  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Tax-Free National Fund (Selling Fund)	13%
Madison Tax-Free National Fund (Buying Fund)	N/A1

1This fund is a newly created series of Madison Funds; accordingly, it does not have any portfolio turnover to report.  The portfolio turnover rate of the Buying Fund is not expected to be substantially different from the portfolio turnover rate of the Selling Fund given the continuity in the portfolio management team and principal investment strategies.

SELLING FUNDS 1.a, 1.b, 1.c and 1.d.:
REORGANIZATION OF SERIES OF MADISON MOSAIC INCOME TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE

1.a:  Government Fundà Madison Government Bond Fund

1.b:  Core Bond Fundà Madison Core Bond Fund

1.c:  Institutional Bond Fundà Madison High Quality Bond Fund

1.d:  Investment Grade Corporate Bond Fundà Madison Corporate Bond Fund

Comparison of each Selling Fund and the corresponding Buying Fund.  The Selling Funds have Madison Investment Advisors, LLC (“MIA”) as investment adviser, while the Buying Funds have Madison Asset Management, LLC (“MAM”) as investment adviser.  MIA is a wholly-owned subsidiary of MAM, and both MIA and MAM are under common control and are located at the same principal business address:  550 Science Drive, Madison, Wisconsin 53711.  The same investment team that manages portfolios for MIA manages portfolios for MAM.  Accordingly, even though the Selling Funds and the Buying Funds have different investment advisers in name, as a practical matter, the management of the Selling and Buying Funds is the same and is expected to remain the same after the Reorganizations.

In addition, each Selling Fund and the corresponding Buying Fund are structured as series of an open-end management investment company.  Each Selling Fund is organized as a series of a Massachusetts business trust, and each Buying Fund is organized as a series of a Delaware business trust.  Please refer to the section entitled “Comparison of Shareholder Rights” herein for information regarding the differences between the rights of shareholders of the Selling Funds and shareholders of the Buying Funds.  One such difference that investors should be aware of is that the Declaration of Trust of the Buying Funds permits the Board of Trustees to approve the merger of the trust, or one or more series thereof, without the need to obtain shareholder approval, unless such approval is required by the 1940 Act or other applicable laws, or unless the transaction would result in an amendment to the Declaration of Trust which would otherwise require the approval of shareholders.  This same provision is not contained in the Declaration of Trust of the Selling Funds.

Additional information regarding shareholder services and service providers of the Buying Funds is contained in the section entitled “Shareholder Services and Service Providers for the Buying Funds.”  For comparable information regarding your Selling Fund, please refer to your Selling Fund’s prospectus.  Once you become a shareholder of the Buying Funds, you should be aware that several shareholder service enhancements will become available to you, such as online account access and enhanced exchange privileges among the expanded Buying Funds’ family of mutual funds, although check-writing privileges will be discontinued.

Comparison of Investment Objectives.  As illustrated in the following table, the investment objective of each Selling Fund and the corresponding Buying Fund are either the same or substantially similar. The investment objectives of the Funds are as follows:

Selling Fund	Buying Fund
Government Fund: seeks to receive income from bonds.	Madison Government Bond Fund: seeks to generate income and preserve principle by investing primarily in government and government-related fixed income instruments.
Based on the foregoing, the Selling Fund and Buying Fund have substantially similar investment objectives.  The Buying Fund has added principal preservation as an objective in addition to income generation.  Moreover, the Buying Fund’s objective specifically mentions investments in government and government-related fixed income instruments, which is not mentioned in the Selling Fund’s objective, even though by virtue of its name, the Selling Fund is required, under applicable securities laws, to invest primarily in government securities.

Selling Fund	Buying Fund
Core Bond Fund: seeks to receive income from bonds.	Madison Core Bond Fund: seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.
Based on the foregoing, the Selling Fund and the Buying Fund have substantially similar investment objectives, with the Buying Fund’s objective being more explicit (i.e., to seek a high level of income rather than simply to seek to receive income) than the Selling Fund.

Selling Fund	Buying Fund
Institutional Bond Fund:  seeks to obtain the highest total investment return (income and share price appreciation) possible within the policy limitations of (1) investing in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.

Madison High Quality Bond Fund:  seeks to obtain the highest total investment return within the policy limitations of (1) investing in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar investment objectives.

Selling Fund	Buying Fund
Investment Grade Corporate Bond Fund: seeks to obtain high total investment returns in the form of income and share price appreciation.	Madison Corporate Bond Fund: seeks to obtain high total investment returns in the form of income and share price appreciation.
Based on the foregoing the Selling Fund and Buying Fund have the same investment objectives.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of each Selling Fund may be changed without shareholder approval (because the investment objective is characterized as a non-fundamental investment policy by the Selling Funds), while the investment objective of each Buying Fund may be changed only with shareholder approval (because the investment objective is characterized as a fundamental investment policy by the Buying Funds).  For more information about fundamental and non-fundamental investment policies, see “Comparison of Fundamental and Non-Fundamental Investment Policies,” below.

 Comparison of Principal Investment Strategies.  As illustrated in the following table, the principal investment strategies of each Selling Fund and the corresponding Buying Fund are substantially similar.  In addition, the manner in which securities are selected for purchase and sale for each Selling Fund and the corresponding Buying Fund are identical.  In all instances except for the Reorganization of the Core Bond Fund, the portfolio managers of each Selling Fund and corresponding Buying Fund are the same and are anticipated to remain the same after the Reorganizations.  For the Core Bond Fund, of the two current portfolio managers, only one will also manage the Madison Core Bond Fund after the Reorganizations.  In any event, all of the portfolio managers for the Funds work together as a team, which results in a cohesive investment management process across all Funds.  The principal investment strategies of the Funds are as follows:

Selling Fund	Buying Fund
Government Fund: The Fund seeks to achieve its investment objective through investments in bonds and other debt securities.  The Fund invests only in investment grade U.S. Government securities, which include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government.  U.S Government securities also include securities issued by various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities (e.g., mortgage-backed securities issued by the Government National Mortgage Association and the Federal National Mortgage Association). The Fund emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (20 years or more) to short-term (less than 10 years).

Madison Government Bond Fund: The Fund seeks to achieve its investment objective through investments in bonds and other debt securities.  Under normal market conditions, the Fund will invest at least 80% of its net assets in investment grade U.S. Government securities.  U.S Government securities include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government, as well as securities issued by various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities (e.g., mortgage-backed securities). The Fund emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (30 years or more) to short-term (less than 10 years).

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  However, the Buying Fund will, under normal market conditions, invest at least 80% of its net assets in U.S. Government securities, while the Selling Fund will invest exclusively in such securities.

Selling Fund	Buying Fund
Core Bond Fund: The Fund seeks to achieve its investment objective through diversified investments in bonds and other debt securities.  The Fund invests in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments. It invests at least 80% of its total assets in bonds, with at least 65% of the Fund’s net assets invested in investment grade bonds.  Finally, up to 35% of the Fund’s total assets may be invested in securities rated as low as B, including those commonly referred to as “high yield,” “high risk” or “junk” bonds.

Madison Core Bond Fund: The Fund invests in a broad range of debt securities, including corporate debt securities (of which up to 20% of the Fund’s assets may be invested in non-investment grade securities); U.S. Government securities (which consist of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); foreign government debt securities (which consist of securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have an investment grade rating); non-rated debt securities (which consist of securities issued or guaranteed by corporations, financial institutions and others which, although not rated by a national rating service, are considered by the Fund’s investment adviser to have an investment quality equivalent to investment grade); and asset-backed, mortgage-backed and commercial mortgage-backed securities (which consist of securities issued or guaranteed by special purpose corporations or financial institutions representing direct or indirect participation in, or are collateralized by, an underlying pool of assets).   Under normal market conditions, the Fund invests at least 80% of its net assets in bonds.  The fund intends to maintain an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies. However, the Selling Fund may invest up to 35% of its assets in non-investment grade (i.e., “junk”) bonds, and the Buying Fund may invest only up to 20% of its assets in such securities. In addition, the Buying Fund may invest in foreign government debt securities, while the Selling Fund does not explicitly have this authority. While the Selling Fund’s prospectus does not specify the average portfolio duration of the Fund, the Selling Fund has been managed to achieve the same portfolio duration as that specified for the Buying Fund.

Institutional Bond Fund: The Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies (including mortgage-backed securities issued by the Government National Mortgage Association and the Federal National Mortgage Association) and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s investment adviser will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (note that the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund.  The Fund will invest at least 65% of its total assets in bonds.  The Fund also emphasizes higher quality issues and, therefore, expects to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

Madison High Quality Bond Fund: The Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s investment adviser will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund.  Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  However, the Selling Fund invests at least 65% of its assets in bonds, while the Buying Fund invests at least 80% of its net assets in bonds of higher quality.  Because both Funds have the word “bond” in their names, under applicable securities laws, both Funds are required to invest at least 80% of their net assets in bonds.

Selling Fund	Buying Fund
Investment Grade Corporate Bond Fund: The Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities.  In seeking to achieve the Fund’s goal, the Fund’s investment adviser will: (1) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund; (2) shorten or lengthen the Fund’s dollar weighted average maturity and dollar weighted average duration based on the adviser’s anticipation of the movement of interest rates; (3) select individual securities based on a thorough evaluation of fundamental credit risk; and (4) actively rotate among sectors and quality ratings in search of value and to manage risk.  The Fund will invest at least 80% of its total assets in income-producing corporate bonds, and at least 90% of its net assets in investment grade bonds. Up to 10% of the Fund’s net assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield,” “high risk” or “junk” bonds.   The Fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays Capital Corporate Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

Madison Corporate Bond Fund:   The Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities.  In seeking to achieve the Fund’s goal, the Fund’s investment adviser will: (1) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund; (2) shorten or lengthen the Fund’s dollar weighted average maturity and dollar weighted average duration based on the adviser’s anticipation of the movement of interest rates; (3) select individual securities based on a thorough evaluation of fundamental credit risk; and (4) actively rotate among sectors and quality ratings in search of value and to manage risk.  Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds.  The Fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays Capital Corporate Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  However, the Selling Fund invests at least 80% of its total assets in income producing corporate bonds, and at least 90% of its net assets in investment grade fixed-income securities, while the Buying Fund invests at least 80% of its net assets in income-producing corporate bonds and at least 80% (which is 10% less than the Selling Fund) of its total assets in investment grade fixed-income securities.

Comparison of Fundamental and Non-Fundamental Investment Policies.  Fundamental investment policies may only be changed upon Board of Trustee recommendation and approval by Fund shareholders; non-fundamental investment policies may be changed upon Board approval alone.  If the Reorganizations occur, each Selling Fund will be subject to the fundamental investment policies and non-fundamental investment policies of the corresponding Buying Fund.  A comparison of the Selling Funds’ and Buying Funds’ fundamental and non-fundamental investment policies is contained in Exhibit B.

Comparison of Principal Risks.  Although the Funds describe them somewhat differently, the principal risks associated with investments in each Buying Fund and the corresponding Selling Fund are similar because the Funds have the same, or substantially similar, investment objectives and substantially similar principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Selling Funds are subject to the principal risks described below. Similarities and material differences between each Selling Fund’s principal risks and those of the corresponding Buying Fund are also identified below.

Selling Fund	Buying Fund
Government Fund:
• Interest Rate Risk. The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.
• Call Risk.  If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
• Risk of Default.  Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.
• Mortgage-Backed Securities Risk.  The Fund may own obligations backed by mortgages, such as those issued by the Government National Mortgage Association and the Federal National Mortgage Association.  If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Madison Government Bond Fund:
The Buying Fund is subject to the same risks as the Selling Fund, and separately identifies government security risk, which is described below:
• Government Security Risk.  Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, the fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.  The Fund may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Core Bond Fund:
• Interest Rate Risk. The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.
• Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
• Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value.
• Mortgage-Backed Securities Risk.  The Fund may own obligations backed by mortgages, such as those issued by the Government National Mortgage Association and the Federal National Mortgage Association. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.
• High-Yield Bond Risk.  The risks of investing in high-yield bonds include the following:
➢ Sensitivity to Interest Rates and Economic Changes. Prices of high yield (junk) bonds may be less sensitive to interest rate changes than other bonds, but more sensitive to adverse economic changes or individual corporate developments.
➢ Market Expectations. High yield (junk) bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
➢ Liquidity and Valuation. There may be “thin” trading during times of market distress.
➢ Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.
➢ Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Madison Core Bond Fund:
The Buying Fund is subject to the same risks as the Selling Fund, and separately identifies liquidity, credit and prepayment/extension risk, as described below.  In addition, the Buying Fund may be subject to foreign security risk to the extent the Fund invests in foreign government debt securities.
• Liquidity Risk.  The Fund is subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities.  In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions.  If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.
• Credit Risk.  The Fund is subject to credit risk, which is the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due.  The ability of the Fund to realize interest under repurchase agreements and pursuant to loans of the Fund’s securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the Fund.
• Prepayment/Extension Risk.  The Fund is subject to prepayment/extension risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the Fund’s return.
• Foreign Security Risk.  Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.

Institutional Bond Fund:
• Interest Rate Risk. The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.
• Call Risk.  If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
• Risk of Default.  Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.
• Mortgage-Backed Securities Risk.  The Fund may own obligations backed by mortgages, such as those issued by the Government National Mortgage Association and the Federal National Mortgage Association.  If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Madison High Quality Bond Fund:
The Buying Fund is subject to the same risks as the Selling Fund, and separately identifies liquidity risk, which is described below:
• Liquidity Risk.  The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities.  In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions.  If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.

Investment Grade Corporate Bond Fund:
• Interest Rate Risk. The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.
• Call Risk. If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
• Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value.
• High-Yield Bond Risk.  The risks of investing in high-yield bonds include the following:
➢ Sensitivity to Interest Rates and Economic Changes. Prices of high yield (junk) bonds may be less sensitive to interest rate changes than other bonds, but more sensitive to adverse economic changes or individual corporate developments.
➢ Market Expectations. High yield (junk) bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
➢ Liquidity and Valuation. There may be “thin” trading during times of market distress.
➢ Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.
➢ Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Madison Corporate Bond Fund:
The Buying Fund is subject to the same risks as the Selling Fund, and separately identifies liquidity risk, which is described below:
• Liquidity Risk.  The Fund is also subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities.  In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions.  If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.

Comparison of Performance and Financial Highlights.  Performance information and financial highlights for the Selling Funds can be found in the Funds’ most recent Annual and Semiannual Reports to Shareholders, which are available upon request by calling the Funds’ proxy solicitor, toll-free, at 1-877-632-0901.  With the exception of the Madison Core Bond Fund, the Buying Funds are newly organized, have not yet commenced operations and, therefore, have not published an Annual or Semiannual Report to Shareholders.  With regard to the Madison Core Bond Fund, please refer to the section entitled “Performance Data and Financial Highlights for Select Buying Funds” for performance information and financial highlights.

SELLING FUNDS 2.a, 2.b, 2.c, 2.d. and 2.e:
REORGANIZATION OF SERIES OF MADISON MOSAIC EQUITY TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE

2.a:  Investors Fundà Madison Investors Fund

2.b:  Mid-Cap Fundà Madison Mid Cap Fund

2.c:  NorthRoad International Fundà Madison NorthRoad International Fund

2.d:  Dividend Income Fundà Madison Dividend Income Fund

2.e:  Disciplined Equity Fundà Madison Disciplined Equity Fund

Comparison of each Selling Fund and the corresponding Buying Fund.  The Selling Funds have Madison Investment Advisors, LLC (“MIA”) as investment adviser, while the Buying Funds have Madison Asset Management, LLC (“MAM”) as investment adviser.  MIA is a wholly-owned subsidiary of MAM, and both MIA and MAM are under common control and are located at the same principal business address:  550 Science Drive, Madison, Wisconsin 53711.  The same investment team that manages portfolios for MIA manages portfolios for MAM.  Accordingly, even though the Selling Funds and the Buying Funds have different investment advisers in name, as a practical matter, the management of the Selling and Buying Funds is the same and is expected to remain the same after the Reorganizations.  In addition, the NorthRoad International Fund and the Madison NorthRoad International Fund also use NorthRoad Capital Management LLC (“NorthRoad”) as a subadviser.  NorthRoad is controlled by MAM, and its principal business address is 295 Madison Avenue, 27th Floor, New York, New York 10017.

Each Selling Fund and the corresponding Buying Fund are structured as series of an open-end management investment company.  Each Selling Fund is organized as a series of a Massachusetts business trust, and each Buying Fund is organized as a series of a Delaware business trust.  Please refer to the section entitled “Comparison of Shareholder Rights” herein for information regarding the differences between the rights of shareholders of the Selling Funds and shareholders of the Buying Funds.  One such difference that investors should be aware of is that the Declaration of Trust of the Buying Funds permits the Board of Trustees to approve the merger of the trust, or one or more series thereof, without the need to obtain shareholder approval, unless such approval is required by the 1940 Act or other applicable laws, or unless the transaction would result in an amendment to the Declaration of Trust which would otherwise require the approval of shareholders.  This same provision is not contained in the Declaration of Trust of the Selling Funds.

Additional information regarding shareholder services and service providers of the Buying Funds is contained in the section entitled “Shareholder Services and Service Providers for the Buying Funds.”  For comparable information regarding your Selling Fund, please refer to your Selling Fund’s prospectus.  Once you become a shareholder of the Buying Funds, you should be aware that several shareholder service enhancements will become available to you, such as online account access and enhanced exchange privileges among the expanded Buying Funds’ family of mutual funds, although check-writing privileges will be discontinued.

Comparison of Investment Objectives.  As illustrated in the following table, the investment objective of each Selling Fund and the corresponding Buying Fund are either the same, or substantially similar. The investment objectives of the Funds are as follows:

Selling Fund	Buying Fund
Investors Fund: seeks long-term growth.	Madison Investors Fund: seeks long-term capital appreciation.
Based on the foregoing, the Selling Fund and Buying Fund have substantially similar investment objectives, given that the terms “growth” and “capital appreciation” are synonymous as used in this context.

Selling Fund	Buying Fund
Mid-Cap Fund: seeks long-term growth.	Madison Mid Cap Fund: seeks long-term capital appreciation.
Based on the foregoing, the Selling Fund and Buying Fund have substantially similar investment objectives, given that the terms “growth” and “capital appreciation” are synonymous as used in this context.

Selling Fund	Buying Fund
NorthRoad International Fund: seeks long-term capital appreciation by investing in non-U.S. companies.	Madison NorthRoad International Fund: seeks long-term capital appreciation by investing in non-U.S. companies.
Based on the foregoing, the Selling Fund and Buying Fund have the same investment objectives.

Selling Fund	Buying Fund
Dividend Income Fund: seeks to produce current income while providing an opportunity for capital appreciation.	Madison Dividend Income Fund: seeks to produce current income while providing an opportunity for capital appreciation.
Based on the foregoing the Selling Fund and Buying Fund have the same investment objective.

Selling Fund	Buying Fund
Disciplined Equity Fund: seeks long-term growth.	Madison Disciplined Equity Fund: seeks long-term capital appreciation.
Based on the foregoing, the Selling Fund and Buying Fund have substantially similar investment objectives, given that the terms “growth” and “capital appreciation” are synonymous as used in this context.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of each Selling Fund may be changed without shareholder approval (because the investment objective is characterized as a non-fundamental investment policy by the Selling Funds), while the investment objective of each Buying Fund may be changed only with shareholder approval (because the investment objective is characterized as a fundamental investment policy by the Buying Funds).  For more information about fundamental and non-fundamental investment policies, see “Comparison of Fundamental and Non-Fundamental Investment Policies,” below.

 Comparison of Principal Investment Strategies.  As illustrated in the following table, the principal investment strategies of each Selling Fund and the corresponding Buying Fund are the same or substantially similar.  In addition, the manner in which securities are selected for purchase and sale for each Selling Fund and the corresponding Buying Fund are identical.  The reason for this is that for all of the Funds, the portfolio managers of each Selling Fund and corresponding Buying Fund are the same and are anticipated to remain the same after the Reorganizations (except that for the Dividend Income Fund, a new portfolio manager will be added to the current team).  In addition, all of the portfolio managers for the Funds work together as a team, which results in a cohesive investment management process across all Funds.  The principal investment strategies of the Funds are as follows:

Selling Fund	Buying Fund
Investors Fund: The Fund seeks to achieve its investment objective by investing primarily in the common stock of established high-quality, growth companies.  The Fund may also invest up to 25% of its assets in foreign securities (including American Depositary Receipts).  To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time.

Madison Investors Fund: The Fund seeks to achieve its investment objective by investing primarily in the common stock of established high-quality, growth companies.  The Fund may also invest up to 25% of its assets in foreign securities (including American Depositary Receipts).  To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time.

Based on the foregoing, the Selling Fund and Buying Fund have the same principal investment strategies.

Selling Fund	Buying Fund
Mid-Cap Fund: The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stock of mid-sized companies.  For this purpose, a “mid-sized company” is one with a market capitalization similar to those companies in the Russell Midcap® Index.  The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts).  To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time.

Madison Mid Cap Fund: The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stock of “mid-size” companies.  For this purpose, a “mid-size” company is defined as a company with a market capitalization of between $500 million and $25 billion.  The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts).  To the extent invested in common stocks, the Fund generally invests in only 25-40 companies at any given time.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies. However, the two Funds differ in how they define the term “mid-size” company.

Selling Fund	Buying Fund
NorthRoad International Fund: The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities of companies with a market capitalization of approximately $3 billion or greater that are domiciled in countries other than the U.S.  The Fund may invest directly in these securities, or may invest through American Depository Receipts (“ADRs”).  The Fund expects to have a relatively focused portfolio of between 25-40 holdings.   The Fund’s portfolio will typically have the following additional characteristics:  (i) portfolio turnover that averages less than 20% per year, reflecting a general five-year time horizon, (ii) high tracking error (or low benchmark sensitivity), meaning that the Fund will not normally change its portfolio composition to react to short-term changes in benchmark and similar indices, and (iii) a defensive pattern of returns, meaning that the Fund will focus on securities that the subadviser believes will participate in the growth of rising markets and protect shareholders during falling markets.

Madison NorthRoad International Fund: The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in equity securities of companies that are domiciled in countries other than the U.S., with the emphasis on companies with a market capitalization of approximately $3 billion or greater.  The Fund may invest in these securities directly, or may invest through American Depository Receipts.  The Fund expects to have a relatively focused portfolio of between 25-40 holdings.  The Fund’s portfolio will typically have the following additional characteristics:  (i) portfolio turnover that averages less than 20% per year, reflecting a general five-year time horizon, (ii) high tracking error (or low benchmark sensitivity), meaning that the Fund will not normally change its portfolio composition to react to short-term changes in benchmark and similar indices, and (iii) a defensive pattern of returns, meaning that the Fund will focus on securities that the subadviser believes will participate in the growth of rising markets and protect shareholders during falling markets.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  However, under normal market conditions, the Selling Fund will invest primarily in equity securities of companies with a market capitalization of approximately $3 billion or greater that are domiciled outside of the U.S., while the Buying Fund will invest at least 80% of its net assets in such securities.  Because both Funds have the word “international” in their names, under applicable securities laws, both Funds are required to invest at least 80% of their net assets in securities characterized as “international”.

Dividend Income Fund: The Fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of dividends, with the ability to increase dividends over time.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities.  The Fund’s investment adviser will identify investment opportunities by screening for companies that generally have the following characteristics:  (i) a dividend yield of at least 100% of the market dividend yield (for this purpose, the “market” is the S&P 500); (ii) a strong balance sheet; (iii) a dividend that has been maintained and which is likely to increase; (iv) trade on the high side of the company’s historical relative dividend yield, due to issues which the adviser views as temporary; and (v) other compelling valuation characteristics.  Under normal market conditions, the Fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the Fund’s assets in investment grade fixed income securities when warranted in the discretion of the investment adviser.  Additionally, the investment adviser may write (sell) covered call options against equity holdings, not to exceed 25% of the Fund’s equity holdings.  The Fund may also invest up to 25% of its common stock allocation in foreign securities (including American Depository Receipts).  To the extent invested in common stocks, the Fund generally invests in 40-60 companies at any given time.

Madison Dividend Income Fund: The Fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time.  Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities.  The Fund’s investment adviser will identify investment opportunities by screening for companies that generally have the following characteristics:  (i) a dividend yield of at least 100% of the market dividend yield (for this purpose, the “market” is the S&P 500); (ii) a strong balance sheet; (iii) a dividend that has been maintained and which is likely to increase; (iv) trade on the high side of the company’s historical relative dividend yield, due to issues which the adviser views as temporary; and (v) other compelling valuation characteristics.  Under normal market conditions, the Fund expects to be fully invested in equity securities, but will maintain the flexibility to hold up to 20% of the Fund’s assets in investment grade fixed income securities when warranted in the discretion of the investment adviser.  Additionally, the investment adviser may write (sell) covered call options against equity holdings, not to exceed 25% of the Fund’s equity holdings.  The Fund may also invest up to 25% of its common stock allocation in foreign securities (including American Depository Receipts).  To the extent invested in common stocks, the Fund generally invests in 40-60 companies at any given time.

Based on the foregoing, the Selling Fund and Buying Fund have the same principal investment policies.

Selling Fund	Buying Fund
Disciplined Equity Fund: The Fund seeks to achieve its investment objective by diversifying its investments among common stocks in all equity market economic sectors, investing at least 80% of its assets in such securities.  The Fund will generally follow the economic sector diversity found in the U.S. equity markets, but may deviate from that allocation based on the investment adviser’s assessment of the fundamental outlook and attractiveness of companies in each market economic sector.  Stocks selected will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential. Companies selected will generally reflect the diversity of the market as a whole.  The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts).  To the extent invested in common stocks, the Fund generally invests in 50-65 companies at any given time.

Madison Disciplined Equity Fund: The Fund seeks to achieve its investment objective by diversifying its investments among common stocks in all equity market economic sectors, investing at least 80% of its net assets in such securities.  The Fund will generally follow the economic sector diversity found in the U.S. equity markets, but may deviate from that allocation based on the investment adviser’s assessment of the fundamental outlook and attractiveness of companies in each market economic sector.  Stocks selected will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential. Companies selected will generally reflect the diversity of the market as a whole.  The Fund may also invest up to 25% of its assets in foreign securities (including American Depository Receipts).  To the extent invested in common stocks, the Fund generally invests in 50-65 companies at any given time.

Based on the foregoing, the Selling Fund and the Buying Fund have substantially similar principal investment strategies.  However, the Selling Fund will invest at least 80% of its (total) assets in a diversified portfolio of common stocks, while the Buying Fund will invest at least 80% of its net assets in such securities.

Comparison of Fundamental and Non-Fundamental Investment Policies.  Fundamental investment policies may only be changed upon Board of Trustee recommendation and approval by Fund shareholders; non-fundamental investment policies may be changed upon Board approval alone.   If the Reorganizations occur, each Selling Fund will be subject to the fundamental investment policies and non-fundamental investment policies of the corresponding Buying Fund. A comparison of the Selling Funds’ and Buying Funds’ fundamental and non-fundamental investment policies is contained in Exhibit B.

Comparison of Principal Risks.  The principal risks associated with investments in each Buying Fund and the corresponding Selling Fund are the same because the Funds have the same, or substantially similar, investment objectives and the same, or substantially similar, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Selling Funds are subject to the principal risks described below. Similarities and material differences between each Selling Fund’s principal risks and those of the corresponding Buying Fund are also identified below.

Selling Fund	Buying Fund
Investors Fund:
• Market Risk.  The share price of the Fund reflects the value of the securities it holds.  If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount).  If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Capital Gain Realization Risks to Taxpaying Shareholders.  Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization.  In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities.  The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.
• Growth and Value Risks.  Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
• Foreign Security Risk.  Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Madison Investors Fund: The Buying Fund is subject to the same risks as the Selling Fund.
Mid-Cap Fund:
• Market Risk.  The share price of the Fund reflects the value of the securities it holds.  If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount).  If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Capital Gain Realization Risks to Taxpaying Shareholders.  Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization.  In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities.  The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.
• Mid Cap Company Risk. The smaller companies held by the Fund may have greater market risk than stocks of more established companies.
• Growth and Value Risks.  Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
• Foreign Security Risk.  Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Madison Mid Cap Fund: The Buying Fund is subject to the same risks as the Selling Fund.

NorthRoad International Fund:
• Market Risk.  The share price of the Fund reflects the value of the securities it holds.  If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount).  If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Foreign Security Risk.  Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities.  For example, foreign securities are typically subject to:
➢ Fluctuations in currency exchange rates.
➢ Higher trading and custody charges (including foreign tax withholding on dividends paid) compared to securities of U.S. companies.
➢ Different accounting and reporting practices than U.S. companies.
➢ Less stringent securities regulations than those of the U.S.
➢ Potential economic instability.  Differences in gross national product, rate of inflation and industry diversification may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.
Madison NorthRoad International Fund: The Buying Fund is subject to the same risks as the Selling Fund.
Dividend Income Fund:
• Market Risk.  The share price of the Fund reflects the value of the securities it holds.  If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount).  If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Capital Gain Realization Risks to Taxpaying Shareholders.  Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization.  In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities.  The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with, say, a fund that has hundreds of securities positions.
• Growth and Value Risks.  Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
• Option Risk.  There are several risks associated with transactions in options on securities, as follows:
➢ There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
➢ As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
➢ The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it may not be able to effect a closing purchase transaction in order to terminate its obligation under the option and must then deliver the underlying security at the exercise price.
➢ There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund is unable to close out a covered call option that it wrote on a security, it would not be able to sell the underlying security unless the option expired without exercise.
• Foreign Security Risk.  Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
• Interest Rate Risk.  To the extent the Fund invests in fixed income securities (i.e., bonds), the Fund will be subject to interest rate risk.  When interest rates go up, bond prices tend to go down. The value of bonds in the Fund are likely to fall as interest rates rise, causing the Fund’s share price to fall as well.  The greater the percentage of the Fund’s investment in bonds, the greater its interest rate risk. You should also understand that the longer the maturity of any bond, the greater the effect changes in interest rates will have on its price. The Fund’s average maturity will normally be 10 years or less.
Madison Dividend Income Fund: The Buying Fund is subject to the same risks as the Selling Fund.

Disciplined Equity Fund:
• Market Risk.  The share price of the Fund reflects the value of the securities it holds.  If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount).  If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Capital Gain Realization Risks to Taxpaying Shareholders.  Because of the focused nature of the Fund’s portfolio, the Fund is susceptible to capital gain realization.  In other words, when the Fund is successful in achieving its investment objective, portfolio turnover may generate more capital gains per share than funds that hold greater numbers of individual securities.  The Fund’s sale of just a few positions will represent a larger percentage of the Fund’s assets compared with a fund that has hundreds of securities positions.
• Increased Trading Cost Risk. The Fund may engage in short term trading to achieve its investment objective.  Accordingly, the Fund may incur increased trading costs than other more passively managed funds.
• Growth and Value Risks.  Stocks with growth characteristics can experience sharp price declines as a result of earnings disappointments, even small ones. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Fund generally follows a strategy of holding stocks with both growth and value characteristics, any particular stock’s share price may be negatively affected by either set of risks.
• Foreign Security Risk. Investments in foreign securities involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.  These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Madison Disciplined Equity Fund: The Buying Fund is subject to the same risks as the Selling Fund.

Comparison of Performance and Financial Highlights.  Performance information and financial highlights for the Selling Funds can be found in the Funds’ most recent Annual and Semiannual Reports to Shareholders, which are available upon request by calling the Funds’ proxy solicitor, toll-free, at 1-877-632-0901.  With the exception of the Madison Mid-Cap Fund, the Buying Funds are newly organized, have not yet commenced operations and, therefore, have not published an Annual or Semiannual Report to Shareholders.  With regard to the Madison Mid-Cap Fund, please refer to the section entitled “Performance Data and Financial Highlights for Select Buying Funds” for performance information and financial highlights.

SELLING FUND 3.a:
REORGANIZATION OF MADISON MOSAIC GOVERNMENT MONEY MARKET TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE

3.a:  Government Money Market Trustà Madison Cash Reserves Fund

Comparison of Selling Fund and the corresponding Buying Fund.  The Selling Fund has Madison Investment Advisors, LLC (“MIA”) as investment adviser, while the Buying Fund has Madison Asset Management, LLC (“MAM”) as investment adviser.  MIA is a wholly-owned subsidiary of MAM, and both MIA and MAM are under common control and are located at the same principal business address:  550 Science Drive, Madison, Wisconsin 53711.  The same investment team that manages portfolios for MIA manages portfolios for MAM.  Accordingly, even though the Selling Fund and the Buying Fund have different investment advisers in name, as a practical matter, the management of the Selling and Buying Funds is the same and is expected to remain the same after the Reorganizations.

While the Selling Fund is, itself, an open-end management investment company (i.e., it is not a series of such a company), the Buying Fund is structured as a series of an open-end management investment company.  The Selling Fund is organized as a Massachusetts business trust, and the Buying Fund is organized as a series of a Delaware business trust.  Please refer to the section entitled “Comparison of Shareholder Rights” herein for information regarding the differences between the rights of shareholders of the Selling Fund and shareholders of the corresponding Buying Fund.  One such difference that investors should be aware of is that the Declaration of Trust of the Buying Fund permits the Board of Trustees to approve the merger of the trust, or one or more series thereof, without the need to obtain shareholder approval, unless such approval is required by the 1940 Act or other applicable laws, or unless the transaction would result in an amendment to the Declaration of Trust which would otherwise require the approval of shareholders.  This same provision is not contained in the Declaration of Trust of the Selling Fund.

Additional information regarding shareholder services and service providers of the Buying Fund is contained in the section entitled “Shareholder Services and Service Providers for the Buying Funds.”  For comparable information regarding the Selling Fund, please refer to the Selling Fund’s prospectus.  Once you become a shareholder of the Buying Fund, you should be aware that several shareholder service enhancements will become available to you, such as online account access and enhanced exchange privileges among the expanded Buying Funds’ family of mutual funds, although check-writing privileges will be discontinued.

Comparison of Investment Objectives.  As illustrated in the following table, because both Funds are money market funds, the investment objective of the Selling Fund and the Buying Fund are substantially similar. The investment objectives of the Funds are as follows:

Selling Fund	Buying Fund
Government Money Market Trust: seeks to preserve capital and provide liquidity by investing in U.S. Government securities.	Madison Cash Reserves Fund: seeks high current income from money market instruments consistent with the preservation of capital and liquidity.
Based on the foregoing, the Selling Fund and Buying Fund have substantially similar investment objectives.  The primary differences between the two investment objectives are that the Buying Fund includes high current income as an additional objective (whereas the Selling Fund does not include this as an objective), and the Selling Fund provides that the Fund will seek its investment objective by investing in U.S. Government securities (whereas the Buying Fund’s investment objective does not address the types of securities in which it will invest).

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed without shareholder approval (because the investment objective is characterized as a non-fundamental investment policy by the Selling Fund), while the investment objective of the Buying Fund may be changed only with shareholder approval (because the investment objective is characterized as a fundamental investment policy by the Buying Fund).  For more information about fundamental and non-fundamental investment policies, see “Comparison of Fundamental and Non-Fundamental Investment Policies,” below.

 Comparison of Principal Investment Strategies.  As illustrated in the following table, the principal investment strategies of the Selling Fund and the Buying Fund are substantially similar.  In addition, the manner in which securities are selected for purchase and sale for the Selling Fund and the Buying Fund are identical.  The reason for this is that the portfolio manager of the Selling Fund and Buying Fund is the same and is anticipated to remain the same after the Reorganizations.  The principal investment strategies of the Funds are as follows:

Selling Fund	Buying Fund
Government Money Market Trust: The Fund’s principal investment strategy is to maintain a stable share price of $1.00 per share.  In doing so, the Fund invests at least 80% of its assets in securities that are issued or guaranteed by the U.S. Government or its agencies.  It may also invest in securities that are collateralized by such securities.  In order to maintain the Fund’s price stability, the Fund limits its investments to short-term U.S. Government securities that may not yield as high a level of income as longer-term securities.   In addition, the Fund may invest a portion of its assets in repurchase agreements that are at least 100% collateralized by U.S. Government securities.

Madison Cash Reserves Fund: The Fund invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase.  These securities consist of obligations of the U.S. Government and its agencies and instrumentalities, and securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.  At least 95% of the Fund’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories.  The Fund may invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund’s assets may be invested in these securities unless they are backed by a U.S. parent financial institution.  In addition, the Fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less.  To the extent permitted by law and available in the market, the Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  The primary difference between the two is that the Selling Fund is not permitted to have any exposure to non-U.S. Government securities, while the Buying Fund may invest in such securities.

Comparison of Fundamental and Non-Fundamental Investment Policies.  Fundamental investment policies may only be changed upon Board of Trustee recommendation and approval by Fund shareholders; non-fundamental investment policies may be changed upon Board approval alone.   If the Reorganizations occur, the Selling Fund will be subject to the fundamental investment policies and non-fundamental investment policies of the Buying Fund. A comparison of the Selling Fund’s and Buying Fund’s fundamental and non-fundamental investment policies is contained in Exhibit B.

Comparison of Principal Risks.  Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are similar because the Funds have similar investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Selling Funds are subject to the principal risks described below. Similarities and material differences between each Selling Fund’s principal risks and those of the corresponding Buying Fund are also identified below.

Selling Fund	Buying Fund
Government Money Market Trust:
• U.S. Government Securities Risk.  Because the Fund limits its investments to U.S. Government securities, it is unlikely that a Fund investment will default.  However, some or all of Fund securities may be represented by securities issued by U.S. Government agencies or instrumentalities that are not guaranteed or insured by the U.S. Government.  Although these securities are not backed by the U.S. Government’s “full faith and credit,” the agencies issuing these securities have the authority to borrow from the Federal Treasury.  Nevertheless, no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
• Credit Risk. The Fund is subject to credit risk, which is the risk that the financial health of a security issuer may decline, thereby causing the price of its debt securities to decline or to become more volatile, or causing the issuer to default on its securities (i.e., to fail to pay interest or principal when due).
• Interest Rate Risk.  Because of its investments in debt securities, the Fund is subject to interest rate risk, which is the risk that the market value of these securities will go down when interest rates go up.
• Negative Yield Risk.  Due to a number of market influences, yields on short-term U.S. Treasury debt instruments are currently near historical lows.  As a result, yields on the Fund are currently at very low levels.  Although the Fund’s investment adviser has agreed to waive certain fund expenses, there is no guarantee that the Fund will be able to avoid a negative yield.
• Stable Share Price Risk.  Government backing applies to investments in the Fund and not to shares of the Fund itself.  As a result, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of its shares at $1.00 per share, it is possible to lose money by investing in the Fund.
• Manager Risk. Like all actively managed mutual funds, the Fund is subject to manager risk, which is the risk that the investment adviser to the Fund may make investment decisions that fail to produce the intended result.
• Market Risk. The Fund is subject to market risk, which is the risk that the market values of securities in the Fund’s portfolio may go up and down as securities markets react to economic, political, geographic, or regulatory factors. These factors may affect the entire market or just certain securities, industry segments, or economic sectors.

Madison Cash Reserves Fund:
The Buying Fund is subject to the same risks as the Selling Fund, in addition to the following:
• Credit Market Illiquidity.  During unusual periods of credit market illiquidity, it is possible that the Fund’s holdings of commercial paper could be subject to principal loss in the event the Fund needs to raise cash to meet redemptions.

Comparison of Performance and Financial Highlights.  Performance information and financial highlights for the Selling Fund can be found in the Fund’s most recent Annual and Semiannual Reports to Shareholders, which are available upon request by calling the Fund’s proxy solicitor, toll-free, at 1-877-632-0901.  With regard to the Buying Fund, please refer to the section entitled “Performance Data and Financial Highlights for Select Buying Funds” for performance information and financial highlights.

SELLING FUNDS 4.a and 4.b:
REORGANIZATION OF SERIES OF MADISON MOSAIC TAX-FREE TRUST INTO SERIES OF MADISON FUNDS – COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PERFORMANCE

4.a:  Virginia Tax-Free Fundà Madison Tax-Free Virginia Fund

4.b:  Tax-Free National Fund à Madison Tax-Free National Fund

Comparison of each Selling Fund and the corresponding Buying Fund.  The Selling Funds have Madison Investment Advisors, LLC (“MIA”) as investment adviser, while the Buying Funds have Madison Asset Management, LLC (“MAM”) as investment adviser.  MIA is a wholly-owned subsidiary of MAM, and both MIA and MAM are under common control and are located at the same principal business address:  550 Science Drive, Madison, Wisconsin 53711.  The same investment team that manages portfolios for MIA manages portfolios for MAM.  Accordingly, even though the Selling Funds and the Buying Funds have different investment advisers in name, as a practical matter, the management of the Selling and Buying Funds is the same and is expected to remain the same after the Reorganizations.

In addition, each Selling Fund and the corresponding Buying Fund are structured as series of an open-end management investment company.  Each Selling Fund is organized as a series of a Massachusetts business trust, and each Buying Fund is organized as a series of a Delaware business trust.  Please refer to the section entitled “Comparison of Shareholder Rights” herein for information regarding the differences between the rights of shareholders of the Selling Funds and shareholders of the Buying Funds.  One such difference that investors should be aware of is that the Declaration of Trust of the Buying Funds permits the Board of Trustees to approve the merger of the trust, or one or more series thereof, without the need to obtain shareholder approval, unless such approval is required by the 1940 Act or other applicable laws, or unless the transaction would result in an amendment to the Declaration of Trust which would otherwise require the approval of shareholders.  This same provision is not contained in the Declaration of Trust of the Selling Funds.

Additional information regarding shareholder services and service providers of the Buying Funds is contained in the section entitled “Shareholder Services and Service Providers for the Buying Funds.”  For comparable information regarding your Selling Fund, please refer to your Selling Fund’s prospectus.  Once you become a shareholder of the Buying Funds, you should be aware that several shareholder service enhancements will become available to you, such as online account access and enhanced exchange privileges among the expanded Buying Funds’ family of mutual funds, although check-writing privileges will be discontinued.

Comparison of Investment Objectives.  As illustrated in the following table, the investment objective of each Selling Fund and the corresponding Buying Fund are the same. The investment objectives of the Funds are as follows:

Selling Fund	Buying Fund
Virginia Tax-Free Fund: seeks, as its primary objective, to receive income from municipal bonds and to distribute that income to its investors as tax-free dividends, with a secondary objective to distribute dividends that are intended to be exempt from Virginia (and local) tax as well as federal tax.

Madison Tax-Free Virginia Fund:  seeks, as its primary objective, to receive income from municipal bonds and to distribute that income to its investors as tax-free dividends, with a secondary objective to distribute dividends that are intended to be exempt from Virginia (and local) tax as well as federal tax.

Based on the foregoing the Selling Fund and Buying Fund have the same investment objectives.

Selling Fund	Buying Fund
Tax-Free National Fund: seeks to receive income from municipal bonds and to distribute that income to investors as tax-free dividends.	Madison Tax-Free National Fund: seeks to receive income from municipal bonds and to distribute that income to investors as tax-free dividends.
Based on the foregoing the Selling Fund and Buying Fund have the same investment objectives.

Because any investment involves risk, there can be no assurance that any Fund’s investment objective will be achieved. The investment objective of the Selling Fund may be changed without shareholder approval (because the investment objective is characterized as a non-fundamental investment policy by the Selling Fund), while the investment objective of the Buying Fund may be changed only with shareholder approval (because the investment objective is characterized as a fundamental investment policy by the Buying Fund).  For more information about fundamental and non-fundamental investment policies, see “Comparison of Fundamental and Non-Fundamental Investment Policies,” below.

 Comparison of Principal Investment Strategies.  As illustrated in the following table, the principal investment strategies of the Selling Fund and the Buying Fund are virtually identical.  In addition, the manner in which securities are selected for purchase and sale for the Selling Fund and the Buying Fund are identical.  The reason for this is that the portfolio managers of each Selling Fund and corresponding Buying Fund are the same and are anticipated to remain the same after the Reorganizations.  The principal investment strategies of the Funds are as follows:

Selling Fund	Buying Fund
Virginia Tax-Free Fund: The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia.  These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities).  The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.  The Fund only invests in investment grade bonds; however, if a bond is downgraded below investment grade, the Fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price.  The Fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project).  The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.  Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years. Securities are selected for the Fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification.  To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase.

Madison Tax-Free Virginia Fund: The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia.  These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities).  The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.  The Fund only invests in investment grade bonds; however, if a bond is downgraded below investment grade, the Fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price.  The Fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project).  The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.  Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years. Securities are selected for the fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification.  To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  However, the Buying Fund will invest at least 80% of its net assets in municipal bonds that are exempt from federal and state income taxes for residents of Virginia, while the Selling Fund will invest at least 80% of its total assets in such securities.   Consequently, the Selling Fund is required to have a higher percentage of its assets invested in such securities than the Buying Fund.

Selling Fund	Buying Fund
Tax-Free National Fund: The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds that are exempt from federal income taxes.  These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities).  The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.  The Fund only invests in “investment grade” bonds; however, if a bond is downgraded below investment grade, the Fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price.  The Fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project). The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.  Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years.   Securities are selected for the Fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification.  To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase.

Madison Tax-Free National Fund: The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes.  These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities).  The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam.  The Fund only invests in investment grade bonds; however, if a bond is downgraded below investment grade, the Fund may need to hold the bond for a period of time in an attempt to avoid selling it at a “fire sale” price.  The Fund invests in general obligation bonds of states and municipalities (backed by the general credit of the issuing city, state or county) and specific or limited purpose bonds (supported by, for example, a specific power company, hospital or highway project).  The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.  Under normal market conditions, the Fund will have an average duration range of 3 to 10 years, although it is expected to center around 5 to 8 years.   Securities are selected for the Fund that, in the opinion of the portfolio managers, provide the highest combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification.  To a lesser extent, consideration is also given as to whether a particular bond may increase in value from its price at the time of purchase.

Based on the foregoing, the Selling Fund and Buying Fund have substantially similar principal investment strategies.  However, the Buying Fund will invest at least 80% of its net assets in municipal bonds that are exempt from federal income taxes, while the Selling Fund will invest at least 80% of its total assets in such securities.  Consequently, the Selling Fund is required to have a higher percentage of its assets invested in such securities than the Buying Fund.

Comparison of Fundamental and Non-Fundamental Investment Policies.  Fundamental investment policies may only be changed upon Board of Trustee recommendation and approval by Fund shareholders; non-fundamental investment policies may be changed upon Board approval alone.   If the Reorganizations occur, the Selling Funds will be subject to the fundamental investment policies and non-fundamental investment policies of the Buying Funds. A comparison of the Selling Funds’ and Buying Funds’ fundamental and non-fundamental investment policies is contained in Exhibit B.

Comparison of Principal Risks.  Although the Funds describe them somewhat differently, the principal risks associated with investments in the Buying Fund and the Selling Fund are the same because the Funds have the same investment objectives, principal investment strategies and investment policies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Selling Funds are subject to the principal risks described below. Similarities and material differences between each Selling Fund’s principal risks and those of the corresponding Buying Fund are also identified below.

Selling Fund	Buying Fund
Virginia Tax-Free Fund:
• Interest Rate Risk. The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Legislative Risk. If Congress or a state legislature changes or limits the tax code or the tax-free nature of municipal bonds, they could lose value.
• Call Risk. If a municipal bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
• Capital Gains Tax Risk. You can receive a taxable distribution of capital gain from the Fund.  You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.
• Alternative Minimum Tax (AMT) Risk. Some income you receive from the Fund may be subject to the Alternative Minimum Tax (up to 20%).
• Risk of Default. Although the Fund invests only in investment grade bonds, it is still possible that unexpected events could cause the municipality issuing a bond to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value.
• Virginia-Specific Risks.  Particular risks to consider when investing in Virginia securities are:
➢ housing prices are declining;
➢ the Commonwealth must have a balanced budget;
➢ Virginians rely heavily on federal government and technology sector employment;
➢ single-term governorships may result in volatile financial policies and management; and
➢ Commonwealth pensions are underfunded.

Madison Tax-Free Virginia Fund:
The Buying Fund is subject to the same risks as the Selling Fund, and separately identifies liquidity risk, which is described below:
• Liquidity Risk.  The Fund is subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities.  In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions.  If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.

Tax-Free National Fund:
• Interest Rate Risk. The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
• Legislative Risk. If Congress or a state legislature changes or limits the tax code or the tax-free nature of municipal bonds, they could lose value.
• Call Risk. If a municipal bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.
• Capital Gains Tax Risk. You can receive a taxable distribution of capital gain from the Fund.  You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.
• Alternative Minimum Tax (AMT) Risk. Some income you receive from the Fund may be subject to the Alternative Minimum Tax (up to 20%).
• Risk of Default. Although the Fund invests only in investment grade bonds, it is still possible that unexpected events could cause the municipality issuing a bond to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value.

Madison Tax-Free National Fund:
The Buying Fund is subject to the same risks as the Selling Fund, and separately identifies liquidity risk, which is described below:
• Liquidity Risk.  The Fund is subject to liquidity risk, which means there may be little or no trading activity for the debt securities in which the Fund invests, and that may make it difficult for the Fund to value accurately and/or sell those securities.  In addition, liquid debt securities in which the Fund invests are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic, regulatory or market conditions, or adverse investor perceptions.  If the Fund experiences rapid, large redemptions during a period in which a substantial portion of its debt securities are illiquid, the Fund may be forced to sell those securities at a discount, which could result in significant Fund and shareholder losses.

Comparison of Performance and Financial Highlights.  Performance information and financial highlights for the Selling Funds can be found in the Funds’ most recent Annual and Semiannual Reports to Shareholders, which are available upon request by calling the Funds’ proxy solicitor, toll-free, at 1-877-632-0901.  The Buying Funds are newly organized, have not yet commenced operations and, therefore, have not published an Annual or Semiannual Report to Shareholders.

COMPARISON OF SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences in the rights of shareholders of each Selling Fund and each Buying Fund.

Governing Law.  The Madison Mosaic Government Money Market Trust is organized as a Massachusetts business trust, and the other Selling Funds are each organized as separate series of shares of a Massachusetts business trust. As a result, the operations of each Selling Fund are governed by its Declaration of Trust, By-laws and applicable Massachusetts law.

Each Buying Fund is a separate series of shares of a Delaware business trust.  As a result, the operations of each Buying Fund are governed by its Declaration of Trust and applicable Delaware law (the Buying Funds do not have By-laws).

Board of Trustees.  Each of the Selling Funds and the Buying Funds has a Board of Trustees; however, the composition of the Board of Trustees of each Fund is different, both in terms of membership and size. Currently, all of the Selling Funds, except the Funds included in the Madison Mosaic Equity Trust, have a five member Board comprised of Phil Blake, Frank Burgess, Kay Frank, Jim Imhoff, and Lorie Wheeler (Ms. Frank is not a member of the Madison Mosaic Equity Trust Board).  The Buying Funds have a six member Board comprised of Phil Blake, Kay Frank, Jim Imhoff, Steve Riege, Rich Struthers, and Lorie Wheeler.  Following consummation of the Reorganizations, it is expected that the Board of Trustees of the combined Funds will consist of the same persons who comprise the Buying Funds’ Board.  Mr. Burgess and Ms. Frank are deemed to be “interested” trustees under the 1940 Act, while the remaining trustees are considered to be “independent.”

Regular Shareholders' Meetings.  The Declaration of Trust for each the Selling Funds provides that shareholders’ meetings shall be held as specified in the Declaration of Trust and the By-laws. The Declaration of Trust further provides that special meetings of shareholders may be called by the Board of Trustees or by officers of the Selling Funds given such authority in the By-laws, and shall be called by the Board of Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.  The By-laws provide that, with regard to all of the Selling Funds except for the Madison Mosaic Government Money Market Trust, annual meetings of shareholders are not required; with regard to the Madison Mosaic

Government Money Market Trust, annual shareholders’ meetings are only required if the Board of Trustees determines that there is sufficient business to be brought before an annual meeting of shareholders to justify holding an annual meeting.

The Declaration of Trust for the Buying Funds provides that no annual or regular meetings of shareholders are required to be held.  Special meetings of shareholders may be called by the President of the Buying Funds or by the Board of Trustees, and shall be called upon the written request shareholders entitled to cast at least 10% of all the votes entitled to be cast at such meeting, provided that (i) the request must state the purpose or purposes of the meeting and the matters proposed to be acted upon at the meeting, and (ii) the shareholders requesting the meeting must have paid to the Buying Funds the reasonably estimated cost of preparing and mailing the notice thereof.

 Authorized Capital Stock; Series and Classes of Shares.  The Declaration of Trust of each Selling Fund provides that the number of shares of beneficial interest (with no par value) that is available to be issued by each Selling Fund is unlimited.  Further, the Board of Trustees of each Selling Fund, except the Madison Mosaic Government Money Market Trust, is authorized to divide and subdivide such shares into additional series or classes of stock (the Madison Mosaic Government Money Market Trust may only have one series and class of stock).  With the exception of the Madison Mosaic Government Money Market Trust, each Selling Fund is a series of shares of one of the Madison Mosaic Trusts – either the Madison Mosaic Income Trust, Madison Mosaic Equity Trust or Madison Mosaic Tax-Free Trust.  The Madison Mosaic Government Money Market Trust is its own trust. Each Selling Fund has one or more classes of shares, as follows:  Class Y and Class R6.

Pursuant to the Declaration of Trust of the Buying Funds, the Board of Trustees is authorized to issue an unlimited number of shares of beneficial interest (without par value) of each Buying Fund, which may be further divided and subdivided into additional series and classes of stock.  The Buying Funds are each a series of shares of Madison Funds (formerly known as MEMBERS Mutual Funds), which currently has 13 separate series of shares.  Additional such series will be added as a result of the Reorganizations.  Each of the Buying Funds has one or more classes of shares, as follows:  Class A, B, C, Y and R6.

Quorum and General Voting Requirements.  Under the Declaration of Trust of each Selling Fund, except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of shareholders, there must be present, in person or by proxy, holders of one-fourth of the total number of shares of the applicable trust then outstanding and entitled to vote at the meeting.  Subject to any applicable requirement of law or other provision of the Declaration of Trust or By-laws, a plurality of the votes cast shall elect a trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon.  The By-laws permit any action required or permitted to be taken at a meeting of shareholders to be taken without a meeting if a consent in writing, setting forth such action, is signed by all shareholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the trust.

Under the Declaration of Trust of the Buying Funds, except as otherwise required by the 1940 Act or other applicable law or the Declaration of Trust, the presence in person or by proxy of shareholders entitled to cast at least 20% of the votes entitled to be cast on a matter to be acted upon at a shareholder meeting constitutes a quorum.  Moreover, the Declaration of Trust provides that, notwithstanding any provision of law requiring the authorization of any matter by a greater proportion, any matter upon which the shareholders vote shall be approved by the affirmative vote of a majority of votes cast on such matter at a meeting of the shareholders at which a quorum is present, except that trustees shall be elected by the affirmative vote of a plurality of the votes cast at such a meeting.  Alternatively, except as otherwise required by the 1940 Act or other applicable law or the Declaration of Trust, any action taken by shareholders may be taken without a meeting if shareholders entitled to cast at least a majority of all the votes entitled to be cast on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of the Declaration of Trust) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders.

Voting Requirements for Termination of Trust, Series or Class; Mergers/Reorganizations.  The Declaration of Trust of each Selling Fund provides that the Board of Trustees may liquidate (terminate) all the assets of any trust, subject to the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable trust.  Further, the Declaration of Trust permits the Board of Trustees of each Selling Fund to agree to merge the assets of any trust with or into another trust or corporation, provided that such merger is (i) unanimously approved by the Board of Trustees, and (ii) approved by either a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable trust, in the case of each Selling Fund other than the Madison Mosaic Government Money Market Trust, or at least two-thirds of the outstanding shares of the trust, in the case of the Madison Mosaic Government Money Market Trust.

The Declaration of Trust of the Buying Funds provides that, subject to approval by the affected shareholders, the trust, or any series or class thereof, may be terminated by a majority of the Board of Trustees, provided that no approval of the affected shareholders is necessary if a majority of the trustees determines that continuation of the trust, series or class is not in the best interests of the trust, series, class or the affected shareholders as a result of factors or events adversely affecting the ability of the trust, series or class to conduct its business and operations in an economically viable manner.  The Declaration of Trust also permits the Board of Trustees to approve the merger of the trust, or one or more series thereof, without the need to obtain shareholder approval, unless such approval is required by the 1940 Act or other applicable laws, or unless the transaction would result in an amendment to the Declaration of Trust which would otherwise require the approval of shareholders.

Amendments to Declaration of Trust and By-laws.  The Declaration of Trust of each Selling Fund may be amended if authorized by a majority of the Board of Trustees and approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable trust, unless a larger vote is required by applicable law or the Declaration of Trust.  The By-laws of each Selling Fund may be amended by a majority vote of the Board of Trustees, with no shareholder approval required.

The Declaration of Trust of the Buying Funds may be amended at any time by a majority vote of the Board of Trustees, except as otherwise specifically provided in the Declaration of Trust or as required under the 1940 Act or other applicable law.

SHAREHOLDER SERVICES AND SERVICE PROVIDERS FOR BUYING FUNDS

Below is information regarding the Buying Funds.  All references to the “Buying Funds,” the “Funds” or “Madison Funds” in this section refer to the Buying Funds, unless otherwise noted.

Fund Management and Compensation.  Madison Asset Management, LLC (“MAM”), a registered investment adviser located at 550 Science Drive, Madison, Wisconsin 53711, serves as the investment adviser to the Buying Funds.  MAM is jointly owned by Madison Investment Holdings, Inc. (“MIH”), 550 Science Drive, Madison, Wisconsin 53711, and CMFG Life, 5910 Mineral Point Road, Madison, Wisconsin 53705, although MIH owns a controlling interest in MAM.  MAM shares investment personnel with Madison Investment Advisors, LLC (“MIA”), a wholly-owned subsidiary of MAM (MAM and MIA are collectively referred to as “Madison”).  MIH is a registered investment adviser founded in 1973 which currently operates primarily as a holding company.  In addition to MAM, the other firms included under the MIH umbrella are:  (i) Madison Scottsdale, LC  (a registered investment adviser providing portfolio management services to insurance companies), located in Scottsdale, AZ; (ii) Madison Investment Advisors, LLC (a registered investment adviser providing portfolio management services to wrap accounts and separately managed accounts), located at 550 Science Drive, Madison, WI 53711; (iii) NorthRoad Capital Management, LLC (a registered investment adviser specializing in international/global equity strategies), located in New York, NY; and (iv) Concord Asset Management, LLC (a registered investment adviser providing portfolio management services to high net worth individuals), located in Chicago, IL. Frank E. Burgess, who is the founder of MIH, owns a controlling interest in MIH, which, in turn, controls MAM.  As of December 31, 2012, MIH and its affiliated companies managed approximately $15 billion in assets, including non-discretionary assets.

Subject to oversight by the Board of Trustees of the Buying Funds, MAM manages the day-to-day operations of each Buying Fund, determines what securities and other investments each Buying Fund should buy or sell and executes the portfolio transactions. With regard to the Madison NorthRoad International Fund, although MAM is responsible for the investment management of the Fund, MAM has delegated certain of its duties to an affiliated subadviser; namely, NorthRoad Capital Management LLC (“NorthRoad”), located at 295 Madison Avenue, 27th Floor, New York, New York 10017.  MAM retains ultimate responsibility (subject to Board oversight) for overseeing any subadviser it engages and for evaluating each Buying Fund’s needs and the subadvisers’ skills and abilities on an ongoing basis.

MAM has entered into an investment advisory agreement with the Buying Funds (the “Advisory Agreement”) pursuant to which, in exchange for MAM’s investment advisory services, each Buying Fund is required to pay MAM a fee, computed at an annualized percentage rate of the average daily value of the net assets of each Buying Fund as follows:

Fund	Investment Advisory Fee
Madison Government Bond Fund	0.40%2
Madison Core Bond Fund	0.50%1
Madison High Quality Bond Fund	0.30%
Madison Corporate Bond Fund	0.40%
Madison Investors Fund	0.75%3
Madison Mid Cap Fund	0.75%1
Madison NorthRoad International Fund	0.80%
Madison Dividend Income Fund	0.75%2
Madison Disciplined Equity Fund	0.75%
Madison Cash Reserves Fund	0.40%1,4
Madison Tax-Free Virginia Fund	0.50%
Madison Tax-Free National Fund	0.50%
1
With regard to the Madison Core Bond Fund, Madison Mid Cap Fund and Madison Cash Reserves Fund, each such Fund’s investment advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

2	A portion of the Fund’s annual investment advisory fee (0.10%) is being waived by MAM until at least May 1, 2014.
3
The investment advisory fee for this Fund is 0.75% on the first $100 million of assets, and 0.60% on assets in excess of $100 million. A portion of the Fund’s annual investment advisory fee (0.10%) is being waived by MAM until at least May 1, 2014.

4	MAM has contractually agreed, until at least May 1, 2014, to waive fees and reimburse expenses of the Fund to the extent necessary to prevent a negative Fund yield.

A discussion regarding the basis for each Buying Fund’s Board of Trustees approving the Advisory Agreement is available as follows:  (i) for the Madison Core Bond Fund, Madison Mid Cap Fund and Madison Cash Reserves Fund (the “Select Buying Funds”), the discussion is found in the Select Buying Fund’s most recent annual report to shareholders for the fiscal year ended October 31, 2012; and (ii) for the remaining Buying Funds, because these Funds are newly formed to acquire the assets of the corresponding Selling Fund, and given that the material terms and conditions of the Advisory Agreement with regard to these Buying Funds are substantially similar to the terms contained in the relevant advisory agreement for the Selling Funds, the relevant discussion is found in the Selling Funds most recent annual report to shareholders.  Accordingly, for the funds included in the Madison Mosaic Tax-Free Trust, this information can be found in the annual report for the fiscal year ended September 30, 2012, and for the funds included in the Madison Mosaic Income Trust and Madison Mosaic Equity Trust, this information can be found in the annual report for the fiscal year ended December 31, 2011.

Portfolio Managers.  Information about the portfolio managers who are primarily responsible for overseeing each Buying Fund’s investments is shown below.  Information regarding portfolio managers’ compensation, their ownership of Buying Fund shares, and other accounts they manage can be found in the Merger SAI.

Madison Government Bond Fund.  The Government Bond Fund is co-managed by Paul Lefurgey, CFA, and Chris Nisbet.  Mr. Lefurgey, Managing Director and Head of Fixed Income Investments of Madison, has co-managed the Fund since 2006.  Prior to joining Madison in October 2005, Mr. Lefurgey was Vice President of MEMBERS Capital Advisors, Inc. (“MCA”) since 2003.  Mr. Nisbet, Vice President and Portfolio Manager of Madison, has co-managed the Fund since 1996.  Mr. Nisbet has been a member of Madison’s fixed income team since 1992.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Government Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Core Bond Fund.  The Core Bond Fund is co-managed by Dean “Jack” Call, DBA and CFA, and Paul Lefurgey, CFA.  Mr. Call, Vice President and Portfolio Manager of Madison, has managed the Fund since 2004.  Prior to joining Madison in July 2009, Mr. Call was a Managing Director and Portfolio Manager—Fixed Income of MCA since 2004.  Mr. Call has been active in fixed income investing since 1982.  Mr. Lefurgey, whose biographical information is provided above, has co-managed the Fund since July 2009.

Madison High Quality Bond Fund.  The High Quality Bond Fund is co-managed by Paul Lefurgey, CFA, and Chris Nisbet.  Mr. Lefurgey has co-managed the Fund since 2006 and Mr. Nisbet has co-managed the Fund since the Fund’s inception in 2000.  Biographical information for Messrs. Lefurgey and Nisbet is provided above.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Institutional Bond Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Corporate Bond Fund. The Corporate Bond Fund is co-managed by Paul Lefurgey, CFA, and Allen Olson.  Mr. Lefurgey, whose biographical information is provided above, has co-managed the Fund since inception of the fund in July 2007.  Mr. Olson, Vice President and Portfolio Manager of Madison, has co-managed the Fund since November 2010.  Mr. Olson has been a member of Madison’s fixed income team since 2002.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Investment Grade Corporate Bond Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Investors Fund.  The Investors Fund is co-managed by Jay Sekelsky, CFA, and Matt Hayner, CFA.  Mr. Sekelsky, Executive Director and Chief Investment Officer of Madison, has been involved in the management of the Fund since joining Madison in 1990, and has served as co-manager of the Fund since 1991.  Mr. Hayner, Vice President and Portfolio Manager of Madison, has co-managed the Fund from May 2008 until May 2010, and again since May 2012.  Mr. Hayner has been a member of Madison’s equity management team since 2002.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Investors Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Mid Cap Fund.  The Mid Cap Fund is co-managed by Richard Eisinger and Matt Hayner, CFA.  Mr. Eisinger, Managing Director and Portfolio Manager of Madison, has co-managed the Fund since March 2010.  Mr. Eisinger, who is a senior member of Madison’s equity management team, has had primary responsibility for management of the firm’s mid-cap equity portfolios since he joined the firm in 1998.  Mr. Hayner, whose biographical information is provided above, has co-managed the Fund since March 2010.

Madison NorthRoad International Fund.  The NorthRoad International Fund is co-managed by Chuck Saunders, Jim Shore and Ray Vars, each of whom is a Principal of NorthRoad and holds the CFA designation.  Prior to joining NorthRoad in 2005, Mr. Saunders was responsible for the international equity fund for the State of Wisconsin Investment Board.  Mr. Saunders was Vice President, Investment Banking, for The Industrial Bank of Japan in Tokyo from 1988-1994.  Prior to becoming a founding member of NorthRoad in 2002, Mr. Shore was an international and global portfolio manager at Lazard Asset Management (“Lazard”).  He also spent several years as a global industrials analyst.  Before Lazard, he was an international portfolio manager/analyst with Brandes Investment Partners, Inc.  Prior to becoming a founding member of NorthRoad in 2002, Mr. Vars was an international and global portfolio manager at Lazard.  He also spent several years as a global auto industry analyst as well as a quantitative analyst.  Before joining Lazard in 1995, he was an analyst at Asset Strategy Consulting.  Collectively, Messrs. Saunders, Shore and Vars have co-managed the Fund since June 2011.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic NorthRoad International Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Dividend Income.  The Dividend Income Fund is co-managed by John Brown, CFA, Jay Sekelsky, CFA, and Drew Justman, CFA.  Mr. Brown, Vice President and Portfolio Manager of Madison, has co-managed the Fund since March 2012.  Prior to joining Madison in July 2009, Mr. Brown was a Managing Director and Portfolio Manager—Equities for MCA since 1998.  Mr. Sekelsky, whose biographical information is provided above, has co-managed the Fund since 1990.  Mr. Justman, Vice President and Portfolio Manager of Madison, will begin to co-manage the Fund in April 2013.  Prior to joining Madison in 2005, Mr. Justman was employed by Merrill Lynch.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Dividend

Income Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Disciplined Equity.  The Disciplined Equity Fund is co-managed by Jay Sekelsky, CFA, and Marian Quade.  Mr. Sekelsky, whose biographical information is provided above, has co-managed the Fund since May 2004 (and has been involved in the management of the Fund since May 2000).  Ms. Quade, Vice President and Portfolio Manager, has co-managed the Fund since May 2010.  Prior to joining Madison in 2009, Ms. Quade served in a similar capacity for Thompson Investment Management and, prior to that, was Head of Equities for U.S. Bank.  Ms. Quade has more than 30 years of investment experience, with more than 20 of those years as a portfolio manager, and specializes in personalized portfolio management for Madison’s high net worth relationships.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Disciplined Equity Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Tax-Free Virginia Fund.    The Tax-Free Virginia Fund is co-managed by Mike Peters, CFA, and Paul Lefurgey, CFA.  Mr. Peters, Vice President and Portfolio Manager of Madison, has co-managed the Fund since February 1997.  Prior to joining Madison in 1997, Mr. Peters was Vice President and Fixed Income Portfolio Manager for Wachovia Asset Management since March 1993.  Mr. Lefurgey, whose biographical information is provided above, has co-managed the Fund since February 2010.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Virginia Tax-Free Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Madison Tax-Free National Fund.  The Tax-Free National Fund is co-managed by Mike Peters, CFA, and Paul Lefurgey, CFA.  Mr. Peters has served in this capacity since February 1997 and Mr. Lefurgey has served in this capacity since February 2010.  Biographical information for Messrs. Peters and Lefurgey is provided above.  This Fund is a newly formed fund created to acquire the assets of the Madison Mosaic Tax-Free National Fund; accordingly, all references to the Fund in this section are intended to encompass the Fund as it existed prior to consummation of the Reorganizations.

Other Service Providers.  In addition to the services provided by MAM under the Advisory Agreement, MAM provides or arranges for each Buying Fund to have all of the necessary operational and support services it needs pursuant to a separate services agreement (the “Services Agreement”).   For example, under the Services Agreement, MAM is responsible for providing, or engaging a third party to provide, at MAM’s expense, all of the fund accounting and administration services needed by the Buying Funds; custodial and transfer agent services; independent registered public accounting firm services; and services of counsel to the independent members of the Board of Trustees.  In exchange for MAM’s services under the Services Agreement, each Buying Fund is required to pay MAM a fee, computed at an annualized percentage rate of the average daily value of the net assets of each Buying Fund as follows:

	Services Fee
Fund	All Share Classes (Except R6)	Class R6 Shares
Madison Government Bond Fund	0.25%	--
Madison Core Bond Fund	0.15%	0.02%
Madison High Quality Bond Fund	0.19%	--
Madison Corporate Bond Fund	0.25%	--
Madison Investors Fund	0.35%1	--
Madison Mid Cap Fund	0.40%	0.02%
Madison NorthRoad International Fund	0.35%	0.02%
Madison Dividend Income Fund	0.35%1	--
Madison Disciplined Equity Fund	0.35%2	0.02%
Madison Cash Reserves Fund	0.15%	--
Madison Tax-Free Virginia Fund	0.35%	--
Madison Tax-Free National Fund	0.35%	--
1	A portion of the Fund’s annual service fee (0.05%) is being waived by MAM until at least May 1, 2014.
2	A portion of the Fund’s annual service fee (0.15%) is being waived by MAM until at least May 1, 2014.

The fees MAM receives under the Services Agreement are in addition to and independent of fees received pursuant to the Advisory Agreement.  In addition, the Buying Funds remain responsible for (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) acquired fund fees, if any, and (iii) any extraordinary or non-recurring expenses it incurs.

Boston Financial Data Services, 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the Buying Funds’ transfer agent (the “Transfer Agent”), and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Buying Funds’ cash and securities (the “Custodian”).  The Transfer Agent and Custodian are affiliates.

The principal distributor of the Buying Funds is MFD Distributor, LLC (f/k/a Mosaic Funds Distributor, LLC) (the “Distributor”), 8777 North Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258.  The Distributor is a wholly-owned subsidiary of MIH and, therefore, is affiliated with MAM.

The independent registered public accounting firm of the Buying Funds is Deloitte & Touche LLP, 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin 53202.

Summary of Share Class Features.  Each share class offered by the Buying Funds has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class.  Moreover, each investor’s personal situation is different and you may wish to discuss with your financial advisor which share classes are available to you and which share class is appropriate for you.  The share classes offered by the Buying Funds are as follows:

Fund	Share Classes
Madison Government Bond Fund	Y
Madison Core Bond Fund	A, B, Y, R6
Madison High Quality Bond Fund	Y
Madison Corporate Bond Fund	Y
Madison Investors Fund	Y
Madison Mid Cap Fund	A, B, Y, R6
Madison NorthRoad International Fund	Y, R6
Madison Dividend Income Fund	Y
Madison Disciplined Equity Fund	Y, R6
Madison Cash Reserves Fund	A, B
Madison Tax-Free Virginia Fund	Y
Madison Tax-Free National Fund	Y

The following summarizes the primary features of Class A, Class B, Class Y, and Class R6 shares.  As illustrated in the table above, not all Buying Funds offer every class of shares.

Share Class	Eligible Investors, Minimum Initial/Subsequent Investments, and Investment Limits/Conversion Features	Front-End Sales Charges	Contingent Deferred Sales Charges (“CDSDs”)	Distribution and/or Service (12b-1) Fees
Class A
Eligibility:  Available to the general public for investment.
Minimum Initial and Subsequent Investment: For non-retirement accounts, the minimum initial and subsequent investment requirements are $1,000 and $50; for retirement accounts, these numbers are $500 and $50.1
Investment Limits and Conversion Features:  None.
		5.75% maximum declining to 0.00% on investments of $1 million or more.2 Exception: there is no front-end sales charge for Class A shares of the Madison Cash Reserves Fund.	None.	0.25% Exception: there is no distribution and/or service fee for Class A shares of the Madison Cash Reserves Fund.
Class B	Eligibility: Available to the general public for investment. Minimum Initial and Subsequent Investment: For non-retirement accounts, the minimum initial and subsequent investment requirements are $1,000 and $50; for retirement accounts, these numbers are $500 and $50.1 Investment Limits and Conversion Features: Purchase orders of more than $100,000 from a single investor are not normally accepted. Class B shares convert to Class A shares at the end of the eighth year after purchase.	None.	4.50% maximum declining to 0.00% on redemptions after six years following purchase.3	1.00%

Class Y
Eligibility:  Available for purchase by fund-of- funds managed by Madison, in fee-based managed account programs sponsored by Madison and/or its affiliates, and through orders placed by dealers and financial intermediaries that have entered into special arrangements with the Distributor (collectively, “Group 1 Investors”).  Also available for purchase directly from the Funds with a minimum investment set forth below.
Minimum Initial and Subsequent Investment:  For Group 1 Investors that are non-retirement accounts, the minimum initial and subsequent investment requirements are $1,000 and $50; for retirement accounts, these numbers are $500 and $50; for all Group 1 Investors, these minimums may be waived in certain situations.  For all other investors purchasing directly from the Funds that are non-retirement accounts, the minimum initial and subsequent investment requirements are $10,000 and $50; for retirement accounts, these numbers are $5,000 and $50; provided, however, that any shareholder who became a shareholder as a result of the Reorganizations is not subject to these minimums.
Investment Limits and Conversion Features:  None.
	None.	None.	None.
Class R6
Eligibility:  Available only to 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and other qualified retirement plans, as well as nonqualified deferred compensation plans offered through retirement plan intermediaries.  In addition, Class R6 is available to certain other institutional investors, subject to a minimum initial investment described below.
Minimum Initial and Subsequent Investment:  For non-retirement plan investors, the minimum initial investment is $500,000; there is no minimum subsequent investment requirement.
Investment Limits and Conversion Features:  None.
	None.	None.	None.
1Lower minimums apply in the event the shareholder has established a systematic investment program.
2Class A front-end sales charge reductions and waivers are available in certain circumstances.
3Class B CDSC waivers are available in certain circumstances.

Opening a New Account.  The Buying Funds are generally available directly and through broker-dealers, other financial intermediaries and selling agents. If you maintain your account through a brokerage firm or retirement plan recordkeeper (a “selling agent”), you must contact that agent to process your purchase, sales and exchange transactions.  Not all selling agents offer the Buying Funds and certain selling agents that offer the Buying Funds may not offer all of the Funds on all investment platforms or programs. Please consult with your selling agent to determine the availability of the Funds.

Selling agents that offer the Buying Funds may charge you additional fees for the services they provide and they may have different policies that are not described here. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling agents through which your shares of the Buying Funds are held. Since the Buying Funds (and their service providers) may not have a record of your account transactions, you should always contact the selling agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Buying Funds and their service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these selling agents to carry out its obligations to its customers.

The Buying Funds may engage selling agents to receive purchase orders and exchange (and sale) orders on their behalf. Accounts established directly with the Funds will be serviced by the Transfer Agent. The Buying Funds, the Transfer Agent and the Distributor do not provide investment advice.

When opening a new account, the Buying Funds are required by law to obtain certain personal information from you to verify your identity, including name, address, date of birth, and other information that will allow the Funds to identify you.  If you do not provide the information, the Transfer Agent, on behalf of the Funds, may not be able to open your account.  If the Transfer Agent is unable to verify your identity, the Funds reserve the right to close your account or take such other action deemed reasonable or required by law.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Buying Funds that charge a sales load (front-end or CDSC) or a distribution/service fee (these shares are referred to as “Loaded Share Classes”), the load or fee is used to compensate the broker-dealer, other financial intermediary or selling agent for selling the shares to you.  In addition, whether you purchase a Loaded Share Class or not, MAM may pay, out of its own resources, the broker-dealer, financial intermediary or selling agent through which you purchased the shares a fee for their sales support services to the Fund.  These payments, whether coming directly from the Funds or from MAM, may create a conflict of interest by influencing the broker-dealer, financial intermediary or selling agent to recommend the Funds over another investment.  Ask your selling agent or visit your selling agent’s website for more information.

Contact Information for Buying Funds.  Shareholder service representatives for the Buying Funds can be reached by calling 1-800-877-6089 weekdays, 8:00 a.m. to 7:00 p.m., Central Time.  To reach the Buying Funds by mail, please use the following addresses:

Regular Mail:  Madison Funds, P.O. Box 8390, Boston, Massachusetts 02266-8390

Express, Certified or Registered Mail:  Madison Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, Massachusetts 02021-2809

Purchasing Shares.  The following explains how to purchase shares by check, wire, phone, exchange or Internet.  Upon request, your shares will be purchased at the next net asset value (“NAV”) calculated after your order is accepted in good order by the Buying Funds.  “Good order” means that the request includes the information described in the table below.

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK
Make out a check for the investment, payable to Madison Funds.	Make out a check for the investment amount, payable to Madison Funds.
Deliver the check and your completed application to your selling agent or mail to Madison Funds.
Complete the detachable investment slip from your account statement.  If no slip is available, send a letter specifying the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by check.  Mail to Madison Funds.

A charge of $30 will be assessed for each returned check occurrence.
BY WIRE
Deliver your completed application to your selling agent or mail to Madison Funds.	Call Madison Funds at 1-800-877-6089. Provide the fund name, share class, your account number, the name in which the account is registered, and the amount of your investment to be sent by wire.
Obtain your account number by calling your selling agent or Madison Funds at 1-800-877-6089.
Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company, as indicated.

Instruct your financial institution to wire the amount of your investment to State Street Bank & Trust Company:
ABA#: 0110-0002-8
FBO:  Madison Funds
DDA#: 9905-510-5 FBO: (Shareholder name/account number)

BY PHONE
Not currently available.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account.  You are automatically eligible to purchase shares by phone, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.

To place your purchase order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day.

BY EXCHANGE (Available for accounts of any type and sales of any amount.)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your selling agent or Madison Funds at 1-800-877-6089.	Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your selling agent or Madison Funds at 1-800-877-6089.
Call your selling agent, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange.  You can only open up a new fund position in an existing account by exchange.
Call your selling agent, Madison Funds at 1-800-877-6089, or use the Internet at www.madisonfunds.com to request an exchange.
BY INTERNET (Access 24 hours a day at www.madisonfunds.com.)
You cannot open a new account on the Internet.
Call Madison Funds at 1-800-877-6089 to verify that these features are in place on your account.  You are automatically eligible to purchase shares by Internet, upon set-up of ACH electronic funds transfer, unless you indicate otherwise in the account options section of your application.  Alternatively, you may check your profile on the Internet.  The feature button will be activated if you are eligible to purchase shares.

Purchase orders received in good order by the Buying Funds after the close of regular trading on the New York Stock Exchange  (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time),will be processed using the next day’s NAV

Purchasing by Exchange.  Within an account, you may exchange shares of one Fund for shares of the same class of another Fund subject to the minimum investment requirements of the Fund purchased.  Except as may be approved by the Chief Compliance Officer of the Buying Funds, only five exchanges are allowed per Fund in a calendar year (currently, Selling Fund shareholders are not limited in this regard).  If you establish a systematic exchange or automatic account rebalancing program, those exchanges are not included in the exchange limit or redemption fee policies.  The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a Fund for 90 days before an investor is permitted a new exchange.  A Fund may change its exchange policy at any time upon 60 days’ notice to its shareholders.

It is important to note that additional restrictions may apply if you invest through a selling agent.  Madison Funds will work with selling agents to apply the Funds’ exchange limit guidelines, but in some instances, the Fund is limited in its ability to monitor the trade activity or enforce the Funds’ exchange limit guidelines in such accounts.  In addition, a different exchange limit may apply for accounts held by certain institutional retirement plans to conform to plan exchange limits.

Selling Shares.  The following explains how to sell your shares by letter, phone, exchange or Internet.  You may sell shares at any time.  Upon request, your shares will be sold at the next NAV calculated after your order is accepted in good order by the Buying Funds.  “Good order” means that the request includes the fund and account number, amount of transaction, signatures of the owners as noted below and medallion guarantee if required.

In certain circumstances, you will need to make your request to sell shares in writing, which may require sending additional documents.  In addition, you will need to obtain a STAMP2000 MEDALLION SIGNATURE GUARANTEE (a “medallion guarantee”) if the redemption is:

•	over $75,000;
•	made payable to someone other than the registered shareholder(s); or
•	mailed to an address other than the address of record, or an address that has been changed within the last 30 days.

You can generally obtain a medallion guarantee from a financial institution, a broker or securities dealer, or a securities exchange or clearing agency.  A notary public CANNOT provide a medallion guarantee.  Madison Funds reserves the right to require a medallion guarantee on any redemption.

SELLING SHARES
BY LETTER (Available for accounts of any type and sales of any amount)
Write a letter of instruction indicating your account number, fund name, the name in which the account is registered and the dollar value or number of shares you wish to sell.  Mail your letter, and any other required materials, to Madison Funds.  A check will be mailed to the name and address in which the account is registered.

If you are:	A written letter of instruction to sell shares must include:
An owner of an individual, joint, sole proprietorship, UGMA/UTMA (custodial accounts for minors) or general partner account	• The signatures and titles of all persons authorized to sign for the account, exactly as the account is registered. • Medallion guarantee if applicable.
An owner of a corporate or association account	• The signature of the person(s) authorized to sign for the account. • Medallion guarantee required.
An owner or trustee of a trust account	• The signature(s) of the trustee(s). • Medallion guarantee required.

A joint tenancy shareholder whose co-tenant is deceased	• The signature of the surviving tenant. • Tax waiver (if applicable in your state). • Medallion guarantee required.
An executor of a shareholder’s estate	• The signature of the executor. • Tax waiver (if applicable in your state). • Medallion guarantee required.
For other account types not listed above, please call Madison Funds at 1-800-877-6089 for instructions.
BY PHONE (Available for most accounts and sales of up to $75,000)
To place your redemption order, call Madison Funds between 8:00 a.m. and 7:00 p.m., Central Time, or use our automated touchtone services 24-hours a day.  Redemption requests may be placed on all business days (excluding market holidays).  Checks are generally mailed the next business day after the redemption request is effective.

Redemption proceeds can be sent by electronic funds transfer (“EFT”) provided that you have pre-authorized banking information on file with Madison Funds.  Redemption proceeds from EFT transactions are generally available by the second business day.  Madison Funds does not charge for EFT; however, your financial institution may charge a fee for this service.

Amounts of $1,000 or more can be wired on the next business day, provided that you have pre-authorized the wiring of funds and the needed information is on file with Madison Funds.  A $15 fee will be deducted from your account to send the wire; your financial institution may charge an additional fee to accept the wired funds.

BY EXCHANGE (Available for accounts of any type of sales of any amount)
Make sure that you have a current prospectus for the Madison Funds, which can be obtained by calling your selling agent or Madison Funds at 1-800-877-6089.   Call your selling agent, Madison Funds, or use the Internet at www.madisonfunds.com to execute the exchange.

BY INTERNET
You cannot redeem your shares on the Internet.
Redemption requests received in good order by the Buying Funds after the close of regular trading on the New York Stock Exchange (usually 3:00 p.m., Central Time; 4:00 p.m., Eastern Time), will be processed using the next day’s NAV.

General Policies.  The following general policies apply with regard to purchases, sales and exchanges of Buying Fund shares.

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Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred.  A charge of $30 will be assessed for each returned check occurrence.  We do not accept third-party checks, starter checks, credit cards, credit card checks, or cash to purchase shares.  All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. financial institutions.

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Pricing of Fund Shares.  The NAV for each Buying Fund and share class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m., Central Time) by dividing the net assets of each Fund and class by the number of shares outstanding of that Fund and class.  Transaction requests received after the close of regular trading on the New York Stock Exchange will be processed using the next day’s NAV.  The NAV per share for each Fund and class is not determined on days the New York Stock Exchange is closed for trading.  The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares.

If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MAM may value the security or investment using procedures approved by the Board of Trustees of the Funds that are designed to establish its “fair” value.  The fair valuation procedures may be used to value any investment of any Fund in the appropriate circumstances.  Securities and other investments valued at their “fair” value entail significantly greater valuation risk than do securities and other investments valued at an established market value.

MAM relies on its fair value procedures most often in connection with foreign securities whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency.  From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before the close of regular trading on the New York Stock Exchange.  In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price.  With regard to such foreign securities, the fair valuation procedures include consultation with an independent “fair value” pricing service.  Nonetheless, MAM separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.

Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded.  A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable.  The value established by MAM under the fair valuation procedures for any security or other investment may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by:  (1) an independent pricing service; (2) other financial institutions or investment managers; or (3) MAM, had it used a different methodology to value the security.  Madison Funds cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.

To the extent the Buying Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of such Funds’ portfolio securities may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

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Buy and Sell Prices.  When you buy shares, you pay the NAV per share, as described earlier.  When you sell shares, you receive the NAV per share.  Purchase orders and redemption and exchange requests will be executed at the price next determined after the order or request is received in good order by the Buying Funds.

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Disclosure of Portfolio Information.  Portfolio holdings information is available on the Buying Funds’ website at www.madisonfunds.com.  In addition, a complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Buying Funds’ SAI.

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Execution of Requests.  Each Buying Fund is open for purchase, redemption and exchanges on those days when the New York Stock Exchange is open, typically Monday through Friday.  Buy and sell requests are executed at the next NAV calculated after your request is received in good order by Madison Funds.  In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.

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Sales in Advance of Purchase Payments.  When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the Buying Funds will not release the proceeds to you until your purchase payment clears.  This may take up to seven business days after the purchase.

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Frequent Purchases and Redemptions of Fund Shares.  The Funds discourage investors from using the Funds to frequently trade or otherwise attempt to “time” the market.  As a result, the Funds reserve the right to reject a purchase or exchange request for any reason.

Market Timing.  It is the policy of the Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Fund other than the Madison Cash Reserves Fund. To accomplish this, the Funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.  In addition, the Funds have written agreements in place with intermediaries who hold Fund shares on behalf of others (e.g., brokers, banks and plan administrators) which give the Funds the authority to identify third parties who invest in the Funds through such intermediaries so that the Funds can prevent them from engaging in harmful frequent trading and market-timing activity as described below.

Identifiable Harmful Frequent Trading and Market-Timing Activity.  The Funds define harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses.  For example, a Fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity.  Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc.  By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives.  Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements.  To the extent market-timing activity of this sort requires the affected Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees.  Finally, frequent trading activity results in a greater burden on the affected Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Funds monitor cash flows and transfer agent activity in order to identify harmful activity.  Furthermore, when approached by firms or individuals who request access for market timing activities, the Funds decline such requests; when trades are attempted without such courtesy, the Funds make every effort to block them and prohibit any future investments from the source of such trades.  The Funds do not define market-timing by the frequency or amount of trades during any particular time period.  Rather, the Funds seek to prevent market-timing of any type that harms the Funds in the manner described above.

The Funds do not currently impose additional fees on market timing activity although the right to do so is reserved upon notice in the future.  The Funds do not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity.  As a result, when the Funds identify any shareholder activity that causes or is expected to cause the negative results described above, the Funds will block the shareholder from making future investments.  As a practical matter, the Funds’ generally applicable restriction on exchanges per fund to five per year, as described in the “Purchasing By Exchange” section above, limits the occurrence of frequent trading and market-timing activity.

The Funds use their discretion to determine whether transaction activity is harmful based on the criteria described above.  Except as described below, the Funds do not distinguish between shareholders that invest directly with a Fund or shareholders that invest with the Funds through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing.  Moving money in and out of funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation.  This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance.  In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed.  The Funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful.  In any event, investors in any of the Funds (other than the Madison Cash Reserves Fund) should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements.  It is possible that a Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”).  However, the Funds believe their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in the Funds.

Delegation to Certain Intermediaries.  The Funds may rely on the short-term trading policies enforced by financial intermediaries if, in the discretion of the Funds’ Chief Compliance Officer, such policies are designed to prevent the harm that these policies are designed to address.  Intermediary policies relied upon in this manner must be adequately identified in written agreements enforceable by the Funds or its distributor on behalf of the Funds.

Because the Funds discourage market timing in general, the Funds do not currently, nor do they intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

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Telephone Transactions.  For your protection, telephone requests are recorded in order to verify their accuracy.  In addition, Madison Funds will take measures to verify the caller’s identity, such as asking for name, account number, Social Security or taxpayer ID number and other relevant information.  Madison Funds is not responsible for any losses that may occur due to unauthorized telephone calls.  Also for your protection, redemption transactions are not permitted via telephone on accounts for which names or addresses have been changed within the past 30 days unless the account has been pre-authorized for EFT or wire redemption privileges to a financial institution account.

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Internet Transactions.  For your protection, you will need your Social Security and account number to establish access to your account on the Internet.  You will be asked to assign a unique password and you will need to use that password on all future visits to verify your identity.  Madison Funds is not responsible for any losses that may occur due to unauthorized access.

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Householding.  To reduce shareholder service expenses, Madison Funds intends to send only one copy of its reports per household regardless of the number of investors at the household or the number of accounts held.  However, any investor may obtain additional reports upon request to Madison Funds.

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Account Statements.  In general, you will receive account statements every quarter, as well as after every transaction (except for any dividend reinvestment or systematic transactions) that affects your account balance and after any changes of name or address of the registered owner(s).  Every year you should also receive, if applicable, a Form 1099 tax information statement, which will be mailed to you by January 31.

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Research and Other fees.  Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5 per request (with a maximum fee of $25 per request). The Funds reserve the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

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Small Accounts.  Due to the high fixed cost of maintaining mutual fund accounts, Madison Funds reserves the right to close any non-retirement accounts (excluding accounts set up with a systematic investment program) that have balances below $1,000.  We will mail you a notice asking you to bring the account value up to $1,000 or initiate a systematic investment program.  If you do not bring the account value up to $1,000 or initiate a systematic investment program within 60 days, Madison Funds may sell your shares and mail the proceeds to you at your address of record.

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Special Redemptions.  Although no Fund would normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities held by the Fund as prescribed by the Board of Trustees.  However, Madison Funds has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940.  Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

Additional Investor Services.  Additional Buying Fund investor services that you should be aware of are as follows.

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Systematic Investment Program.  You may set up regular investments from your financial institution account to the Fund of your choice.  You determine the frequency and amount of your investments, and you may terminate the program at any time.  Investments must be made at least once each quarter and may be as little as $25 per transaction ($50 minimum per Fund per month).  Systematic investments may be transacted twice monthly, monthly, bimonthly, or quarterly.

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Payroll Deduction/Direct Deposit Program.  If your employer supports a payroll deduction program, you may set up regular investments from your payroll to the Fund of your choice.  You determine the frequency and amount of your investments, and you may terminate the program at any time.  Investments may be as little as $25 per transaction ($50 minimum per Fund per month).

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Systematic Withdrawal Program.  If your account balance is at least $5,000, you may make systematic withdrawals from your account.  You determine the frequency (no less than monthly), day of the month, and amount of your withdrawal and you may terminate the program at any time.  Each systematic withdrawal must be at least $50 per Fund.

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Systematic Exchange Program.  If your account balance is at least $5,000, you may exchange your shares for the same class of shares of another Fund under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchange and you may terminate the program at any time.  Each systematic exchange must be at least $50 per Fund.

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Retirement Plans.  Shares of Madison Funds may be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 457 non-qualified deferred compensation plans, and other pension and profit sharing plans)  Further information on the retirement plans available through the Funds, including share class availability and minimum investments, may be obtained by calling us at 800-866-6089.

Distributions and Taxes.  The following section is not intended to be a full discussion of tax laws and the effect of such laws on you.  There may be other federal, state, or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

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In General.  The Funds generally distribute most or all of their net investment income and capital gains.  Capital gain distributions, if any, are typically made in December.  Income distributions, if any, are made as follows:

➢	Declared daily and paid daily: Madison Cash Reserves Fund.
➢	Declared monthly and paid monthly: Madison Government Bond, Madison Core Bond, Madison Corporate Bond, Madison Tax-Free Virginia and Madison Tax-Free National Funds.
➢	Declared quarterly and paid quarterly: Madison High Quality Bond and Dividend Income Funds.
➢	Declared annually and paid annually: Madison Investors, Madison Mid Cap, Madison Disciplined Equity and Madison NorthRoad International Funds.

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Distribution Reinvestments.  Many investors have their distribution payments reinvested in additional shares of the same Fund and class.  If you choose this option, or if you do not indicate any choice, your distribution payments will be reinvested on the payment date.  Alternatively, you can choose to have a check for your distribution payments mailed to you.  However, if, for any reason, the check is not deliverable, your distribution payments will be reinvested and no interest will be paid on amounts represented by the check.

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Taxability of Distributions.  All distributions that you receive from a Fund are generally taxable, whether reinvested or received in cash.  Distributions from a Fund’s net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable as ordinary income, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Distributions paid by each Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15% for most investors, but for 20% for certain high-income investors.  Each Fund will inform its shareholders of the portion of its dividends (if any) that constitute qualified dividend income.

Generally, “qualified dividend” income includes dividends received during the taxable year from certain domestic corporations and qualified foreign corporations.  The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund.  If a Fund has income of which more than 95% was qualified dividends, all of the fund’s dividends will be eligible for the lower rates on qualified dividends.  Certain holding period requirements applicable to both the Fund and the shareholder also must be satisfied to obtain qualified dividend treatment.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Distributions from the Madison Dividend Income Fund are expected to be distributions of both net investment company taxable income and net capital gains.  Distributions from the Madison Investors, Madison Mid Cap, Madison Disciplined Equity and Madison NorthRoad International Funds are expected to be primarily distributions of net capital gains, and distributions from the Madison Government Bond, Madison Core Bond, Madison High Quality Bond, Madison Corporate Bond, Madison Tax-Free Virginia and Madison Tax-Free National Funds are expected to be primarily distributions of net investment company taxable income.

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Taxability of Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of shares of one Fund for shares in any other Fund in the Madison Funds family generally will have similar tax consequences.

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Tax-Free Funds.  Distributions of income from the Madison Tax-Free Virginia Fund are generally exempt from federal taxation and will normally be exempt from state income tax for investors in Virginia as well (capital gain distributions from the Fund are, however, subject to applicable federal and state taxation, as are redemptions).  With regard to the Madison Tax-Free National Fund, normally, the percentage of the Fund invested in the shareholder’s home state becomes the percentage of total distributions of income exempt from state taxes and all such distributions are generally exempt from federal taxation.  However, in most states, the rest of the distributions of income from the Fund will be subject to state income tax.  Like the Madison Tax-Free Virginia Fund, capital gain distributions from the Madison Tax-Free National Fund are subject to applicable federal and state taxation, as are redemptions.

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Withholding. If you do not furnish Madison Funds with your correct Social Security Number or Taxpayer Identification Number and/or Madison Funds receives notification from the Internal Revenue Service requiring back-up withholding, Madison Funds is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

PERFORMANCE DATA AND FINANCIAL HIGHLIGHTS FOR SELECT BUYING FUNDS

Performance Data.  The following bar charts and tables are presented for Buying Funds that are not newly formed; therefore, data is provided for (i) the Madison Core Bond Fund (which is proposed to acquire the Core Bond Fund), (ii) the Madison Mid Cap Fund (which is proposed to acquire the Mid-Cap Fund) and (iii) the Madison Cash Reserves Fund (which is proposed to acquire the Government Money Market Trust) (Madison Core Bond Fund, Madison Mid Cap Fund and Madison Cash Reserves Fund are collectively referred to as the “Select Buying Funds”).  With regard to the other Buying Funds, because they are newly formed, they will assume the performance history of the corresponding Selling Fund as a result of the Reorganizations.  Data is also presented below for the Selling Funds that will be acquired by the Select Buying Funds, as described above.

The data provides some illustration of the risks of investing in the Funds by showing how each Fund’s performance has varied for each full calendar year shown in the bar chart, and how each Fund’s average annual total returns compare to certain measures of market performance shown in the table.  Both the bar charts and the tables assume that all distributions have been reinvested.  How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. The performance shown reflects any fee waiver or expense reimbursement arrangements in effect for the periods reported.  In the absence of such fee waiver or expense reimbursement arrangements, the performance shown would have been lower.

Class R6 shares of the Madison Core Bond Fund and the Madison Mid Cap Fund have not yet commenced operations; accordingly, performance information for that class is not shown.

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rate and do not reflect the effect of foreign, state or local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the tables. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you because you will not incur taxes until you begin to withdraw from your account.  The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (because it can be used to offset other gains) may result in a higher return.

Madison Mosaic Core Bond Fund à Madison Core Bond Fund

Calendar Year Total Returns Class Y Shares

Madison Mosaic Core Bond Fund
Best Calendar Quarter:	4Q 2008	5.29%
Worst Calendar Quarter:	4Q 2010	-1.84%

Madison Core Bond Fund

Best Calendar Quarter:	4Q 2008	4.87%
Worst Calendar Quarter:	4Q 2010	-1.71%

Average Annual Total Returns Class Y Shares
For Periods Ended December 31, 2012
	Madison Mosaic Core Bond Fund			Madison Core Bond Fund
	1 Year	5 Years	10 Years	1 Year	5 Years	Since Inception 6/30/2006
Return Before Taxes	2.79%	4.93%	4.21%	2.09%	4.52%	5.02%
Return After Taxes on Distributions	1.82%	3.76%	3.77%	1.12%	3.40%	3.81%
Return After Taxes on Distributions and Sale of Fund Shares	1.88%	3.54%	3.83%	1.35%	3.21%	3.59%
Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for sales charges, account fees, expenses or taxes)	4.43%	6.03%	5.26%	4.43%	6.03%	6.54%

The performance history of the Madison Core Bond Fund will survive consummation of the Reorganization of the Madison Core Bond Fund and the Madison Mosaic Core Bond Fund.

Madison Mosaic Mid-Cap Fund  à  Madison Mid Cap Fund

Calendar Year Total Returns Class Y Shares
Madison Mosaic Mid-Cap Fund

Best Calendar Quarter:	2Q 2009	16.96%
Worst Calendar Quarter:	4Q 2008	-21.70%

Madison Mid Cap Fund

Best Calendar Quarter:	2Q 2009	27.79%
Worst Calendar Quarter:	4Q 2008	-32.85%

Average Annual Total Returns Class Y Shares
For Periods Ended December 31, 2012
	Madison Mosaic Mid-Cap Fund			Madison Mid Cap Fund
	1 Year	5 Years	10 Years	1 Year	5 Years	Since Inception 6/30/2006
Return Before Taxes	15.69%	3.06%	8.48%	15.91%	2.49%	4.81%
Return After Taxes on Distributions	15.06%	2.55%	7.68%	15.91%	2.49%	4.79%
Return After Taxes on Distributions and Sale of Fund Shares	11.03%	2.46%	7.25%	10.34%	2.13%	4.16%
Russell Midcap® Index (reflects no deduction for sales charges, account fees, expenses or taxes)	17.28%	3.57%	10.65%	17.28%	3.57%	5.11%

The performance history of the Madison Mid Cap Fund will not survive consummation of the Reorganization of the Madison Mid Cap Fund and the Madison Mosaic Mid-Cap Fund; rather, the performance history of the Madison Mosaic Mid-Cap Fund will survive.

Madison Mosaic Government Money Market Trust à Madison Cash Reserves Fund

Calendar Year Total Returns
Government Money Market Trust Class Y Shares

Best Calendar Quarter:	4Q 2006	1.17%
Worst Calendar Quarter:	All quarters from 6/30/2009-2012	0.00%

Madison Cash Reserves Fund A Shares
Best Calendar Quarter:	3Q 2006	1.19%
Worst Calendar Quarter:	All quarters in 2009-2012	0.00%

Average Annual Total Returns
For Periods Ended December 31, 2012
	Madison Mosaic Government Money Market Trust Class Y Shares			Madison Cash Reserves Fund Class A Shares
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Return Before Taxes	0.00%	0.42%	1.48%	0.00%	0.32%	1.48%
90-Day U.S. Treasury Bill (reflects no deduction for sales charges, account fees, expenses or taxes)	0.07%	0.45%	1.69%	0.07%	0.45%	1.69%

The performance history of the Madison Cash Reserves Fund will survive consummation of the Reorganization of the Madison Cash Reserves Fund and the Madison Mosaic Government Money Market Trust.

Financial Highlights.  The following financial highlights tables are presented for the Select Buying Funds.  The financial highlights tables are intended to help you understand the Select Buying Funds’ financial performance for the past five years (or since inception of the Fund if less than five years).  Certain information reflects financial results for a single Fund share outstanding for the period presented.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Select Buying Fund, assuming reinvestment of all dividends and distributions.  The financial highlights for each of the periods presented below have been audited by Deloitte & Touche LLP, whose report, along with the Select Buying Funds’ financial statements, is included in the Buying Funds’ Annual Report to Shareholders, each of which is incorporated by reference in the Merger SAI and available upon request by calling the Selling Funds’ proxy solicitor at 1-877-632-0901.
Class R6 shares of the Madison Core Bond Fund and the Madison Mid Cap Fund have not yet commenced operations; accordingly, financial highlights for that class are not shown.

Financial Highlights for a Share of Beneficial Interest Outstanding
Madison Core Bond Fund
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$10.59	$10.46	$10.11	$ 9.48	$ 9.78
Income from Investment Operations:
Net investment income1	0.26	0.26	0.25	0.30	0.39
Net realized and unrealized gain (loss) oninvestments	0.07	0.13	0.35	0.63	(0.30)
Total from investment operations	0.33	0.39	0.60	0.93	0.09
Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.25)	(0.30)	(0.39)
Total distributions	(0.26)	(0.26)	(0.25)	(0.30)	(0.39)
Net increase (decrease) in net asset value	0.07	0.13	0.35	0.63	(0.30)
Net Asset Value at end of period	$10.66	$10.59	$10.46	$10.11	$ 9.48
Total Return (%)2	3.11	3.81	5.97	9.91	0.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$45,671	$43,775	$44,238	$44,099	$37,882
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.94	1.02
After reimbursement of expenses by Adviser (%)	0.90	0.90	0.90	0.90	0.90
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.41	2.54	2.42	3.04	4.05
Portfolio Turnover (%)5	6	12	7	37	22
CLASS B
Net Asset Value at beginning of period	$10.59	$10.46	$10.12	$ 9.48	$ 9.78
Income from Investment Operations:
Net investment income3	0.18	0.19	0.17	0.23	0.32
Net realized and unrealized gain (loss) oninvestments	0.08	0.12	0.34	0.64	(0.30)
Total from investment operations	0.26	0.31	0.51	0.87	0.02
Less Distributions:
Distributions from net investment income	(0.18)	(0.18)	(0.17)	(0.23)	(0.32)
Total distributions	(0.18)	(0.18)	(0.17)	(0.23)	(0.32)
Net increase (decrease) in net asset value	0.08	0.13	0.34	0.64	(0.30)
Net Asset Value at end of period	$10.67	$10.59	$10.46	$10.12	$ 9.48
Total Return (%)1	2.43	3.04	5.08	9.20	0.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,088	$5,678	$8,388	$9,363	$15,941
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.69	1.77
After reimbursement of expenses by Adviser (%)	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.66	1.78	1.68	2.37	3.29
Portfolio Turnover (%)2	6	12	7	37	22

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

5	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Core Bond Fund (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS Y
Net Asset Value at beginning of period	$10.58	$10.46	$10.11	$ 9.47	$ 9.77
Income from Investment Operations:
Net investment income3	0.29	0.29	0.27	0.32	0.42
Net realized and unrealized gain (loss) oninvestments	0.06	0.12	0.35	0.64	(0.30)
Total from investment operations	0.35	0.41	0.62	0.96	0.12
Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.27)	(0.32)	(0.42)
Total distributions	(0.29)	(0.29)	(0.27)	(0.32)	(0.42)
Net increase (decrease) in net asset value	0.06	0.12	0.35	0.64	(0.30)
Net Asset Value at end of period	$10.64	$10.58	$10.46	$10.11	$ 9.47
Total Return (%)1	3.36	4.03	6.23	10.30	1.14
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$74,486	$145,125	$164,190	$147,145	$105,043
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.69	0.76
After reimbursement of expenses by Adviser (%)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.64	2.79	2.67	3.28	4.23
Portfolio Turnover (%)2	6	12	7	37	22

1	Total return without applicable sales charge.
2	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
3	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

Madison Mid Cap Fund
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 6.60	$ 5.95	$ 4.95	$ 4.08	$ 7.45
Income from Investment Operations:
Net investment loss1	(0.02)	(0.00)4	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) oninvestments	0.99	0.65	1.02	0.90	(3.28)
Total from investment operations	0.97	0.65	1.00	0.87	(3.32)
Less Distributions:
Distributions from capital gains	–	–	–	–	(0.05)
Total distributions	–	–	–	–	(0.05)
Net increase (decrease) in net asset value	0.97	0.65	1.00	0.87	(3.37)
Net Asset Value at end of period	$ 7.57	$ 6.60	$ 5.95	$ 4.95	$ 4.08
Total Return (%)2	14.70	10.92	20.20	21.03	(44.71)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,424	$43,865	$42,627	$17,138	$14,241
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.56	1.44
After reimbursement of expenses by Adviser (%)	1.40	1.40	1.40	1.40	1.40
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.33)	(0.05)	(0.50)	(0.61)	(0.56)
Portfolio Turnover (%)3	31	70	68	198	127

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.
4	Amounts represent less than $0.005 per share.

Madison Mid Cap Fund (continued)
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS B
Net Asset Value at beginning of period	$ 6.04	$ 5.49	$ 4.60	$ 3.83	$ 7.04
Income from Investment Operations:
Net investment loss1	(0.08)	(0.06)	(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss) oninvestments	0.92	0.61	0.94	0.83	(3.06)
Total from investment operations	0.84	0.55	0.89	0.77	(3.16)
Less Distributions:
Distributions from capital gains	–	–	–	–	(0.05)
Total distributions	–	–	–	–	(0.05)
Net increase (decrease) in net asset value	0.84	0.55	0.89	0.77	(3.21)
Net Asset Value at end of period	$ 6.88	$ 6.04	$ 5.49	$ 4.60	$ 3.83
Total Return (%)2	13.91	10.02	19.35	20.10	(45.18)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,147	$8,181	$9,879	$4,231	$4,891
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.32	2.19
After reimbursement of expenses by Adviser (%)	2.15	2.15	2.15	2.15	2.15
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(1.07)	(0.79)	(1.24)	(1.34)	(1.32)
Portfolio Turnover (%)3	31	70	68	198	127

CLASS Y
Net Asset Value at beginning of period	$ 6.69	$ 6.01	$ 5.00	$ 4.11	$ 7.47
Income from Investment Operations:
Net investment income (loss)1	(0.01)	0.01	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) oninvestments	1.01	0.67	1.02	0.90	(3.29)
Total from investment operations	1.00	0.68	1.01	0.89	(3.31)
Less Distributions:
Distributions from capital gains	–	–	–	–	(0.05)
Total distributions	–	–	0.00	–	(0.05)
Net increase (decrease) in net asset value	1.00	0.68	1.01	0.89	(3.36)
Net Asset Value at end of period	$ 7.69	$ 6.69	$ 6.01	$ 5.00	$ 4.11
Total Return (%)2	14.95	11.31	20.20	21.65	(44.66)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$82,826	$59,257	$26,101	$23,389	$17,649
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.30	1.19
After reimbursement of expenses by Adviser (%)	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	(0.08)	0.18	(0.23)	(0.37)	(0.27)
Portfolio Turnover (%)3	31	70	68	198	127

1					Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2					Total return without applicable sales charge.
3					Portfolio Turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Cash Reserves Fund
	Year Ended October 31,
	2012	2011	2010	2009	2008
CLASS A
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income (loss)8	0.005	0.005	(0.00) 5	0.005	0.02
Total from investment operations	0.005	0.005	(0.00) 5	0.005	0.02
Less Distributions:
Distributions from net investment income	–	–	–	(0.00)5	(0.02)
Total distributions	–	–	–	(0.00)5	(0.02)
Net increase (decrease) in net asset value	0.00	0.00	(0.00)5	(0.00)5	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.00	0.00	0.07	2.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,654	$12,298	$11,687	$13,690	$15,339
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	0.55	0.55	0.55	0.80	1.02
After reimbursement and waiver of expenses by Adviser (%)	0.087	0.107	0.147	0.33	0.55
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.007	0.007	0.007	0.07	2.16

2	Total return without applicable sales charge.
5	Amounts represent less than $0.005 per share.
7	Ratio is net of fees waived by the adviser and distributor.
8	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

CLASS B
Net Asset Value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net investment income (loss)1	0.003	0.003	(0.00)3	0.003	0.01
Total from investment operations	0.003	0.003	(0.00) 3	0.003	0.01
Less Distributions:
Distributions from net investment income	–	–	–	(0.00) 3	(0.01)
Total distributions	0.00	0.00	0.00	(0.00) 3	(0.01)
Net increase (decrease) in net asset value	0.00	0.00	(0.00)3	(0.00) 3	–
Net Asset Value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)2	0.00	0.00	0.00	0.01	1.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$826	$1,601	$2,056	$3,250	$4,655
Ratios of expenses to average net assets:
Before reimbursement and waiver of expenses by Adviser (%)	1.30	1.30	1.30	1.56	1.77
After reimbursement and waiver of expenses by Adviser (%)	0.074	0.104	0.144	0.40	1.30
Ratio of net investment income to average net assets
After reimbursement and waiver of expenses by Adviser (%)	0.004	0.004	0.004	0.01	1.32

1	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2	Total return without applicable sales charge.
3	Amounts represent less than $0.005 per share.
4	Ratio is net of fees waived by the adviser and distributor.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

Terms of Each Reorganization.  The Board of Trustees of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, the form of which is attached hereto as Exhibit A, the following is a summary of certain terms of the Agreement:

•
Each Reorganization is expected to be consummated after the close of regular trading on the New York Stock Exchange on April 19, 2013, subject to approval by Selling Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing.

•
Each Selling Fund will transfer all of its assets to the corresponding Buying Fund and, in exchange, the corresponding Buying Fund will assume all the Selling Fund’s liabilities and will issue Reorganization Shares to the Selling Fund. The value of each Selling Fund’s assets, as well as the number of Reorganization Shares to be issued to the Selling Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value equal to the aggregate value of the assets received from the Selling Fund, less the aggregate liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund, in liquidation of the Selling Fund. As a result, shareholders of the Selling Fund will become shareholders of the corresponding Buying Fund. No shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

•	The net asset value of each Selling Fund and the corresponding Buying Fund will be computed as of the close of regular trading on the New York Stock Exchange on April 19, 2013.

Conditions to Closing Each Reorganization.  The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

•
Each Fund will have received an opinion of tax counsel to the effect that, as described in more detail in the section entitled “Tax Status of the Reorganizations,” the shareholders of the Selling Funds will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Selling Fund shares for the Reorganization Shares of the corresponding Buying Fund in connection with the Reorganizations and the Selling Funds generally will not recognize gain or loss as a direct result of the Reorganizations.

•
A registration statement on Form N-14 relating to the Reorganizations will have been filed with the SEC and become effective, and no stop orders suspending the effectiveness thereof will have been issued.

•
All necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by the Agreement will have been granted by the SEC, and all necessary approvals, registrations, and exemptions under federal and state securities laws will have been obtained.

•	The shareholders of each Selling Fund will have approved the Agreement by the requisite vote.

In addition, for those Reorganizations involving a Select Selling Fund reorganizing into a Select Buying Fund, the Select Selling Fund in each Reorganization will declare and pay one or more dividends that, together with all previous dividends, will distribute all of that Fund’s net investment income and net realized capital gains, if any, to the shareholders of the Select Selling Fund for its tax year ending on the closing date of the Reorganization.

       Termination of the Agreement.  The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by mutual agreement of the Selling Funds and the Buying Funds at any time prior to the closing date thereof, or by either the Selling Funds or the Buying Funds in the event of a failure of any condition precedent to the terminating Fund’s obligations under the Agreement.

Tax Status of the Reorganizations.  Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of each Reorganization, each Fund will receive an opinion from tax counsel to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

(i)
for those Reorganizations involving a Select Selling Fund reorganizing into a Select Buying Fund, each Reorganization will constitute  a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code; for all of the other Reorganizations, each Reorganization will also constitute  a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code; and with regard to all of the Reorganizations, each Selling Fund and corresponding Buying Fund will each be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)  no gain or loss will be recognized by each Selling Fund upon (X) the transfer of its assets and liabilities to the corresponding Buying Fund in exchange for the issuance of Reorganization Shares to the Selling Fund and the assumption by the Buying Fund of the Selling Fund’s liabilities, if any, and (Y) the distribution by each Selling Fund to its shareholders of Reorganization Shares received as a result of the Reorganizations;

(iii)  no gain or loss will be recognized by each Buying Fund upon its receipt of the assets and liabilities of the corresponding Selling Fund in exchange for the issuance of Reorganization Shares to the Selling Fund and the assumption by the Buying Fund of the Selling Fund's liabilities, if any;

(iv)  the tax basis of the Reorganization Shares received by a shareholder of a Selling Fund in the aggregate will be the same as the aggregate tax basis of the shareholder’s Selling Fund shares exchanged therefor;

(v)  the tax basis of each Buying Fund in the assets and liabilities of the corresponding Selling Fund received pursuant to the Reorganizations will be the same as the tax basis of the assets and liabilities in the hands of the Selling Fund immediately prior to the Reorganizations;

(vi) the tax holding period for the Reorganization Shares issued in connection with the Reorganizations will be determined by including the period for which the shareholder held shares of the Selling Fund exchanged therefor, provided that the shareholder held such shares of the Selling Fund as capital assets;

(vii) the tax holding period for each Buying Fund with respect to the assets and liabilities of the corresponding Selling Fund received in the Reorganizations will include the period for which such assets and liabilities were held by the Selling Fund;

(viii) each Selling Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Selling Fund for shares of the corresponding Buying Fund as part of the Reorganizations;

(ix) each Buying Fund will succeed to and take into account the items of the relevant Selling Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and

(x) with respect to those Reorganizations involving a Select Selling Fund reorganizing into a Select Buying Fund, the tax year of each Select Selling Fund will end on the closing date of the Reorganizations; with regard to all of the other Reorganizations, the tax year of the Selling Fund will continue after the Reorganizations have been consummated.

Each tax opinion will be based on certain factual certifications made by the officers of the Funds and will also be based on customary assumptions.  It is possible that the Internal Revenue Service (the “IRS”) or a court could disagree with tax opinion, which therefore cannot be free from doubt.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the Reorganization Shares he or she received. Shareholders of the Selling Funds should consult their tax advisers regarding the effect, if any, of the Reorganizations in light of their individual circumstances.

With respect to those Reorganizations involving a Select Selling Fund reorganizing into a Select Buying Fund, a portion of the portfolio assets of each Select Buying Fund and Select Selling Fund may be sold in connection with its Reorganization. The actual tax effect of such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction of any available capital losses (including capital loss carryforwards), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or may be distributed as ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.  It is currently contemplated that no such Selling Fund intends to reposition its portfolio (either shortly before or after the Reorganizations) in any material manner (for this purpose, “material” is defined to mean a repositioning representing more than 5% of the relevant Fund’s net assets).

In addition, each such Reorganization will end the tax year of the applicable Select Selling Fund and, as a result, each Select Selling Fund will be required to accelerate its distributions (if any) to shareholders at the effective time of the Reorganizations.  These tax year-end distributions, if any, will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganizations.  More generally, prior to the closing of each of these Reorganizations, each of the Select Selling Funds will, to the extent of undistributed income and gains, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will be taxable to shareholders, and such distributions by the Select Selling Funds will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganizations. If a shareholder holds shares of a Select Selling Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

Except as noted below, (i) each Buying Fund will inherit the tax attributes of the corresponding Selling Fund, including any available capital loss carryfowards, as of the closing date of the Reorganizations; and (ii) it is not expected that any such capital loss carryfowards will be subject to an annual limitation for federal income tax purposes in connection with the Reorganizations because each Reorganization should either (a) quality as a type “F” tax-free reorganization under the Code, including a mere change in identity, form or place or reorganization of one corporation, however effected, or (b) not involve more than a 50% change of ownership.

With regard to the Reorganizations involving the following Funds, capital loss carryfowards may be limited as a result of the Reorganizations.  Assuming the Reorganizations occurred on October 31, 2012, capital loss carryfowards available to the Funds would have been as described in the table below.  Because the capital loss carryfowards are affected by portfolio turnover in a Fund, market fluctuations, redemption activity and changes in tax laws, the tax effect of the Reorganizations depends on each Fund’s relative tax situation at the time of its Reorganization, which situation will be different than the tax situation on October 31, 2012 and cannot be calculated precisely prior to the Reorganizations.

Fund	Capital Loss Carryforward Available to Each Fund As of 10-31-12	Capital Loss Carryfoward Available to Combined Fund Assuming Reorganization Occurs on 10-31-12
Selling Fund: Core Bond Fund Buying Fund: Madison Core Bond Fund	Selling Fund: None Buying Fund: $175,131	$ 175,131
Selling Fund: Mid-Cap Fund Buying Fund: Madison Mid Cap Fund	Selling Fund: None Buying Fund: $11,782,869	$11,782,8691
Selling Fund: Government Money Market Trust Buying Fund: Madison Cash Reserves Fund	Selling Fund: $16 Buying Fund: $6	$ 22
1 A portion of these losses is deferred to future years and not immediately available for use.

The capital loss carryforwards shown in the table above expire on September 30, 2019 for the Government Money Market Trust; October 31, 2017 for the Madison Core Bond Fund; October 31, 2016 ($4,978,776) and October 31, 2017 ($6,804,093) for the Madison Mid Cap Fund; and October 31, 2018 for the Madison Cash Reserves Fund.  If a Reorganization is not consummated, the loss carryforwards of each Fund should be available to offset any net realized capital gains of that Fund through the expiration date.  With regard to the Reorganization of the Mid-Cap Fund and the Madison Mid Cap Fund, upon consummation of such Reorganization, the combined Fund may be constrained in the extent to which it can use the resulting capital loss carryforwards because of limitations imposed by the Code on the occurrence of an ownership change.  Additionally as of October 31, 2012, the Madison Mid Cap Fund has elected to defer ordinary losses in the amount of $291,051 into its next taxable year.  To the extent of unrealized losses in any of the foregoing Funds as of the date of the Reorganizations, there may be additional constraints or limitations imposed.

This foregoing description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of its Reorganization.

Reasons for the Proposed Reorganizations and Board Deliberations.  Each Reorganization was reviewed by the Board of Trustees of the Selling Fund involved therein, with the advice and assistance of Fund counsel and independent legal counsel to such Board.  The Madison Mosaic Income Trust, Madison Mosaic Government Money Market Trust and Madison Mosaic Tax-Free Trust are overseen by one Board, while the Madison Mosaic Equity Trust is overseen by another Board.  At a regular meeting of each Selling Fund’s Board of Trustees in November 2012, each Board considered the Reorganization of each Selling Fund overseen by it, as proposed by Madison. In connection with those Board meetings, Madison provided background materials, analyses and other information to each Board regarding, among other things, the topics discussed below, including responses to specific requests by each Board, and responded to questions raised by each Board at those meetings.

After each Board of Trustees reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, each Board, including the independent Board members thereof, unanimously approved the Reorganization of each Selling Fund overseen by it. Each Board, including the independent Board members thereof, also unanimously determined that participation by each Selling Fund overseen by it in its Reorganization was in the best interests of the Selling Fund and that the interests of existing shareholders of the Selling Fund would not be diluted as a result of the Reorganization.

The general factors considered by each Board in assessing and approving each applicable Reorganization included, among others, in no order of priority:

•	The terms and conditions of the Reorganizations;

•	The fact that the Buying Funds will assume the liabilities of the corresponding Selling Funds;

•	The role of the Reorganizations in helping to streamline and improve Madison’s fund offerings for the benefit of Fund shareholders;

•	The fact that the Reorganizations are expected to result in greater operational, administrative, legal and compliance efficiencies;

•
The fact that the Reorganizations are expected to simplify Fund governance by consolidating multiple Boards of Trustees (and their related committees) into one Board of Trustees, and multiple SEC registrants into one SEC registrant;

•
The fact that each Selling Fund and corresponding Buying Fund have similar (or identical, in some cases) investment objectives and strategies and similar fundamental and non-fundamental investment policies, and that the Reorganizations generally are not expected to increase overall Fund expenses (with one exception noted below);

•	The fact that the Reorganizations are expected to be tax-free to the Funds and their shareholders for federal tax purposes;

•	The fact that shareholders will not bear any of the costs associated with the Reorganizations; and

•	The fact that the Reorganizations will offer shareholder service enhancements to Selling Fund shareholders, such as online account access and enhanced exchange privileges.

In their deliberations, the Boards of Trustees did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Each Board also evaluated the information available to it on a Fund-by-Fund basis, and made determinations separately in respect of each Selling Fund it oversees.  Certain of the factors considered by each Board are discussed in more detail below.

 STREAMLINED AND SIMPLIFIED PRODUCT LINE/GREATER EFFICIENCIES. Each Board of Trustees considered that the Reorganizations are intended, among other things, to streamline Madison’s fund offerings by reducing the number of like-managed funds in the Madison Funds complex and by bringing all of the funds in the retail complex under one umbrella.  The Reorganizations of the Core Bond Fund with the Madison Core Bond Fund, the Mid-Cap Fund with the Madison Mid Cap Fund and the Government Money Market Trust with the Madison Cash Reserves Fund involve the reorganization of a Selling Fund into an existing Buying Fund (as opposed to a newly formed Buying Fund) (each existing Buying Fund is referred to herein as an “Existing Buying Fund”).  Accordingly, with regard to each of these three Reorganizations, one Fund is being eliminated from the overall Madison Fund offering (three Funds in total).  In addition, the end result of all of the Reorganizations is that Funds currently housed under five separate SEC registrants will, going forward, be housed under one SEC registrant.  This change is expected to result in greater operational, administrative, legal and compliance efficiencies, as well as a simplification of Fund governance.

CONTINUITY OF INVESTMENT. Each Board of Trustees took into account the fact that each Selling Fund and its corresponding Buying Fund have substantially similar (or identical, in some cases) investment objectives and strategies, and substantially similar fundamental and non-fundamental investment policies.  Therefore, the Boards felt that the Reorganizations would allow Selling Fund shareholders to continue their investment in a Buying Fund without any significant change in strategy.   This, coupled with the tax-free nature of the Reorganizations for federal tax purposes and the fact that shareholders will not bear any of the costs of the Reorganizations, helped to support the Boards’ conclusion that the Reorganizations are in the best interests of Selling Fund shareholders.

EXPENSE RATIO. Each Board of Trustees took into account the fact that, except as noted below, the total annual operating expense ratio of each Selling Fund is expected to remain the same following its Reorganization.  With regard to the Core Bond Fund’s Class R6 shares, the total annual operating expense ratio will increase by 0.10% (annualized) after the Reorganization.  The Board noted that this share class does not have any public shareholders as of the date hereof and, therefore, no existing shareholders (other than affiliates of Madison) would incur higher expenses as a result of the Reorganization involving the Core Bond Fund.  In addition, the total net annual fund operating expenses of the Government Money Market Trust will increase by roughly 0.01% (annualized) as a result of a different fee waiver agreement that is in effect for the relevant Buying Fund in that Reorganization; however, the Board duly noted that the Buying Fund’s total annual operating expenses before the fee waiver are actually lower than those of the Government Money Market Trust.

INVESTMENT PERFORMANCE. Each Board of Trustees considered the relative performance record of each Selling Fund overseen by it and of each corresponding Buying Fund, noting, however, that past performance is no guarantee of future results. Specifically, the relevant Board noted the following with respect to each Reorganization:

•
Except for the Reorganizations involving Existing Buying Funds, the performance of each Selling Fund will become the performance of the corresponding, newly formed Buying Fund after the Reorganization.  Accordingly, there will be no change in the performance history of these Selling Funds.  The Board also noted that the portfolio management teams that manage the Selling Funds are expected to continue to manage the corresponding Buying Funds after the Reorganizations have been consummated.

•	With regard to the Reorganizations involving the Existing Buying Funds, the performance of the following Funds will survive the Reorganizations:

Madison Mosaic Core Bond Fund à Madison Core Bond Fund:  Madison Core Bond Fund’s performance will survive.

Madison Mosaic Mid-Cap Fund à Madison Mid Cap Fund:  Madison Mosaic Mid-Cap Fund’s performance will survive.

Madison Mosaic Government Money Market Trust à Madison Cash Reserves Fund:  Madison Cash Reserves Fund’s performance will survive.

As a result, the Selling Fund’s performance history will survive in the case of the Mid-Cap Reorganization, but the Buying Fund’s performance history will survive in the case of the other two Reorganizations.  With regard to all of these Reorganizations, the performance history of the Selling Fund is generally better than the performance history of the corresponding Buying Fund.  The Board also noted that except for the Core Bond Fund, the portfolio management teams that mange the Selling Funds are expected to continue to manage the corresponding Buying Funds after the Reorganizations have been consummated.  With regard to the Core Bond Fund, one of the portfolio managers of the Selling Fund will continue to manage the Buying Fund, but the other portfolio manager will be replaced with the existing manager of the Madison Core Bond Fund.

SHAREHOLDER SERVICE ENHANCEMENTS.  Each Board of Trustees considered the fact that the Reorganizations generally will offer shareholder service enhancements to Selling Fund shareholders, such as online account access and enhanced exchange privileges among the expanded Buying Funds’ family of mutual funds, although check-writing privileges will be discontinued.

ALTERNATIVES.  In addition to the foregoing, the Boards of Trustees considered alternatives to the Reorganizations.  In the view of management and management’s recommendation, the only viable alternative to the Reorganizations would be to not engage in any reorganization transactions.  Given the factors identified above, the Boards felt that the interests of Selling Fund shareholders would be best served with proceeding with the Reorganizations.

Board Recommendation and Required Vote. The Board of Trustees of each Selling Fund unanimously recommends that shareholders of that Selling Fund approve the proposed Agreement.

With the exception of the Government Money Market Trust, for each Selling Fund, the Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of the Selling Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Selling Fund.  For the Government Money Market Trust, the Agreement must be approved by the affirmative vote of two-thirds of the outstanding shares of the Fund.

If the Agreement is not approved for a Selling Fund, the applicable Board of Trustees will consider what further action should be taken with respect to the Selling Fund, including liquidation. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of a Selling Fund, it is anticipated that the Reorganization would be consummated after the close of regular trading on the New York Stock Exchange on April 19, 2013.

SECTION II.  PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting.  Shareholders of record of each Selling Fund on January 27, 2013 (the “Record Date”) are entitled to vote at the Meeting.  Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.  All share classes of a Selling Fund will vote together as one class on the Selling Fund’s proposed Reorganization. The total number of shares of each class of each Selling Fund outstanding as of the close of business on the Record Date are set forth below:

Fund	Class Y Shares	Class R6 Shares	Total Shares
Government Fund	531,953.425	0	531,953.425
Core Bond Fund	1,317,917.960	1,438.092	1,319,356.052
Institutional Bond Fund	9,851,615.406	0	9,851,615.406
Investment Grade Corporate Bond Fund	1,697,295.915	0	1,697,295.915
Investors Fund	1,903,037.179	0	1,903,037.179
Mid-Cap Fund	13,105,792.855	379,680.528	13,485,473.383
NorthRoad International Fund	2,775,313.145	1,026.951	2,776,340.096
Dividend Income Fund	747,815.416	0	747,815.416
Disciplined Equity Fund	10,916,473.897	221,120.219	11,137,594.116
Government Money Market Trust	15,979,315.670	0	15,979,315.670
Virginia Tax-Free Fund	2,122,473.856	0	2,122,473.856
Tax-Free National Fund	2,710,562.319	0	2,710,562.319

 Quorum and Methods of Tabulation. A quorum is required for shareholders of a Selling Fund to take action at the Meeting. For each Selling Fund, one-fourth (1/4) of the shares outstanding and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Meeting in person or by proxy will be counted for purposes of establishing a quorum.  Broker non-votes will be counted for purposes of establishing a quorum, but not toward the approval of any proposal (broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote).  Abstentions and broker non-votes will have the effect of votes against the proposal.  In certain circumstances in which a Selling Fund has received sufficient votes to approve a Reorganization, the Selling Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Selling Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

If your shares are held in an IRA account, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian will vote shares for which it has not received your voting instructions.

Shareholder Proxies. If you properly authorize your proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of your Selling Fund. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting in the event that sufficient votes in favor of a proposal are not received. Shareholders of a Selling Fund will be entitled to cast votes and authorize proxies only on those proposals affecting the Selling Fund in which they are shareholders. If you intend to vote in person at the Meeting, please call 1-800-368-3195 to obtain important information regarding your attendance at the Meeting, including directions.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Selling Funds who share a common address and who have not opted out of the householding process may receive a single copy of the Combined Proxy Statement/Prospectus along with the proxy cards. An additional copy of this Combined Proxy Statement/ Prospectus may be obtained by writing or calling the Selling Funds’ proxy solicitor, Computershare, 280 Oser Avenue, Hauppauge, New York 11788, or toll free at 1-877-632-0901.

Revoking Your Proxy.  If you execute, date and submit a proxy card with respect to your Selling Fund, you may revoke your proxy prior to the Meeting by providing written notice to the Funds’ proxy solicitor at 280 Oser Avenue, Hauppauge, New York 11788, or change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by Internet or telephone on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by Internet or telephone, you may change your vote prior to the Meeting by authorizing a subsequent proxy by Internet or telephone or by completing, signing and returning a proxy card dated as of a date that is later than your last Internet or telephone proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

Simultaneous Meetings. The meeting for each Selling Fund will be held simultaneously with the meeting for each other Selling Fund, with the proposal being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund’s meeting to a time after the Meeting so that a meeting for that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of Trustees of each Selling Fund is asking for your vote and for you to vote as promptly as possible. Your prompt attention to submitting your vote may save the necessity of further proxy solicitations (and the costs associated therewith).  Proxies will be solicited primarily through the mailing of this Combined Proxy Statement/Prospectus, but may also be solicited through further mailings or telephone calls by Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, the Selling Funds’ proxy solicitor.  The costs of soliciting proxies, including the fees of the Selling Funds’ proxy solicitor, will be borne exclusively by Madison.  These costs are estimated to be $60,000.

Shareholder Proposals. The Selling Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at a Selling Fund’s next special meeting that may be included in the Selling Fund’s proxy materials must notify the relevant Selling Fund a reasonable amount of time before the Selling Fund begins to print and mail its proxy materials. The fact that a Selling Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Selling Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Shareholders of the Selling Funds have no appraisal or dissenters’ rights.

Other Business. The Board of Trustees of each Selling Fund does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If the quorum required for the Meeting has not been met for any Selling Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment.  If the quorum required for the Meeting has been met, but sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting to allow further solicitation of shareholders.  The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne by Madison. Any proposal for which sufficient favorable votes have been received may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

SECTION III.  CAPITALIZATION AND OWNERSHIP OF FUND SHARES

 Capitalization of Selling Funds and Buying Funds.  The following table shows the capitalization for the Madison Mosaic Government Money Market Trust; the relevant series of the Madison Mosaic Tax-Free Trust, the Madison Mosaic Income Trust and Madison Mosaic Equity Trust; and the Buying Funds, as of October 31, 2012 and on a pro forma basis assuming the Reorganizations had taken place as of that date.  The pro forma combined net assets are determined by adding the net assets of each Selling Fund to the net assets of the corresponding Buying Fund. The pro forma combined shares outstanding are determined by dividing the net assets of each Selling Fund by the net asset value per share of the corresponding Buying Fund and adding the actual shares outstanding of the corresponding Buying Fund.

Fund/Share Class	Net Assets	Net Asset Value Per Share	Share Adjustments	Shares Outstanding
Government Fund (Selling Fund) Class Y (Current)	$6,330,216	$10.84		583,989
Madison Gov’t Bond Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $6,330,216	$0 $10.84		0 583,989

Core Bond Fund (Selling Fund) Class Y (Current) Class R6 (Current) Total (Current)	$9,125,400 $10,238 $9,135,638	$7.19 $7.19 $7.19		1,269,281 1,424 1,270,705
Madison Core Bond Fund (Buying Fund)
Class A (Current)
Class B (Current)
Class Y (Current)
Class R6 (Current)
   Total (Current)
Class A (Pro Forma)
Class B (Pro Forma)
Class Y (Pro Forma)
Class R6 (Pro Forma)
   Total (Pro Forma)
	$45,671,205 $6,088,090 $74,486,297 $0 $126,245,592 $45,671,205 $6,088,090 $83,611,697 $10,238 $135,381,230	$10.66 $10.67 $10.64 $0 $10.65 $10.66 $10.67 $10.64 $7.19 $10.65	0 0 (411,631) 0 (411,631)	4,283,114 570,751 6,999,767 0 11,853,632 4,283,114 570,751 7,857,417 1,424 12,712,706
Institutional Bond Fund (Selling Fund) Class Y (Current)	$110,179,890	$11.29		9,759,959
Madison High Quality Bond Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $110,179,890	$0 $11.29		0 9,759,959

Investment Grade Corporate Bond Fund (Selling Fund) Class Y (Current)	$19,936,560	$11.78		1,692,425
Madison Corp. Bond Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $19,936,560	$0 $11.78		0 1,692,425

Investors Fund (Selling Fund) Class Y (Current)	$35,503,540	$18.36		1,933,497
Madison Investors Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $35,503,540	$0 $18.36		0 1,933,497

Mid-Cap Fund (Selling Fund) Class Y (Current) Class R6 (Current) Total (Current)	$171,712,888 $4,731,000 $176,443,888	$13.18 $13.22 $13.18		13,027,627 357,801 13,385,428

Madison Mid Cap Fund (Buying Fund)
Class A (Current)
Class B (Current)
Class Y (Current)
Class R6 (Current)
   Total (Current)
Madison Mid Cap Fund (Buying Fund)
Class A (Pro Forma)
Class B (Pro Forma)
Class Y (Pro Forma)
Class R6 (Pro Forma)
   Total (Pro Forma)
$48,423,539 $6,147,295 $82,826,248 $0 $137,397,082 $48,423,539 $6,147,295 $254,539,136 $4,731,000 $313,840,970	$7.57 $6.88 $7.69 $0 $7.61 $7.57 $6.88 $13.18 $13.22 $11.64	0 0 (4,486,485) 0 (4,486,485)	6,400,302 893,953 10,770,722 0 18,064,977 6,400,302 893,953 19,311,864 357,801 26,963,920

NorthRoad Int’l Fund (Selling Fund) Class Y (Current) Class R6 (Current) Total (Current)	$28,356,389 $10,076 $28,366,465	$9.98 $10.00 $9.98		2,842,373 1,008 2,843,381
Madison NorthRoad Int’l Fund (Buying Fund) Class Y (Current) Class R6 (Current) Total (Current) Class Y (Pro Forma) Class R6 (Pro Forma) Total (Pro Forma)	$0 $0 $0 $28,356,389 $10,076 $28,366,465	$0 $0 $0 $9.98 $10.00 $9.98		0 0 0 2,842,373 1,008 2,843,381

Dividend Income Fund (Selling Fund) Class Y (Current)	$13,410,046	$18.67		718,385
Madison Dividend Income Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $13,410,046	$0 $18.67		0 718,385

Disciplined Equity Fund (Selling Fund) Class Y (Current) Class R6 (Current) Total (Current)	$150,407,326 $2,968,441 $153,375,767	$14.07 $14.09 $14.07		10,686,883 210,741 10,897,624
Madison Disciplined Equity Fund (Buying Fund) Class Y (Current) Class R6 (Current) Total (Current) Class Y (Pro Forma) Class R6 (Pro Forma) Total (Pro Forma)	$0 $0 $0 $150,407,326 $2,968,441 $153,375,767	$0 $0 $0 $14.07 $14.09 $14.07		0 0 0 10,686,883 210,741 10,897,624

Gov’t Money Market Trust (Selling Fund) Class Y (Current)	$17,162,117	$1.00		17,162,217
Madison Cash Reserves Fund (Buying Fund) Class A (Current) Class B (Current) Total (Current) Class A (Pro Forma) Class B (Pro Forma) Total (Pro Forma)	$11,653,794 $826,158 $12,479,952 $28,815,911 $826,158 $29,642,069	$1.00 $1.00 $1.00 $1.00 $1.00 $1.00	(100) 0 (100)	11,656,098 828,970 12,485,068 28,818,215 828,970 29,647,185

Virginia Tax-Free Fund (Selling Fund) Class Y (Current)	$26,038,354	$12.23		2,129,258
Madison Tax-Free Virginia Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $26,038,354	$0 $12.23		0 2,129,258

Tax-Free National Fund (Selling Fund) Class Y (Current)	$31,460,282	$11.43		2,752,700
Madison Tax-Free National Fund (Buying Fund) Class Y (Current) Class Y (Pro Forma)	$0 $31,460,282	$0 $11.43		0 2,752,700

Ownership of Selling Fund and Buying Fund Shares.  The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of November 30, 2012 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Name and Address	Percentage of Fund	Percentage of Fund Following the Reorganizations
Investment Grade Corporate Bond Fund (Selling Fund) Madison Corporate Bond Fund (Buying Fund)	Ultra Series Conservative Allocation Fund, Madison, WI 53711	75.31%	75.31%
NorthRoad International Fund (Selling Fund) Madison NorthRoad International Fund (Buying Fund)	Ultra Series Moderate Allocation Fund, Madison, WI 53711	49.08%	49.08%

The following table provides information on shareholders who owned of record or, to the knowledge of the Funds, beneficially owned, more than 5% of any class of a Fund’s outstanding shares as of November 30, 2012. As of November 30, 2012, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Fund	Shareholder Name and Address	Percent of Shares Held	Percent of Shares Held Following the Reorganizations
Government Fund Class Y(Selling Fund) Madison Government Fund Class Y (Buying Funds)	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	28.53%	28.53%
	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94105*	21.22%	21.22%

Core Bond Fund Class Y (Selling Fund)	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94105*	19.57%	2.07%
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	12.92%	2.07%
	Francis Roth Roth IRA FCC as Custodian, Boca Raton, FL 33496	13.94%	2.23%
Madison Core Bond Fund Class Y (Buying Fund)	Ultra Series Moderate Allocation Fund, Madison, WI 53711	39.31%	33.02%
	Ultra Series Conservative Allocation Fund, Madison, WI 53711	28.20%	23.68%
	MEMBERS Moderate Allocation Fund, Madison, WI 53711	12.41%	10.42%
	MEMBERS Conservative Allocation Fund, Madison, WI 53711	7.68%	6.45%
	Transamerica Madison Conservative Allocation VP, St. Petersburg, FL 33716	6.62%	5.56%
	Transamerica Madison Balanced Allocation Fund VP, St. Petersburg, FL 33716	5.73%	4.82%

Core Bond Fund Class R6 (Selling Fund) Madison Core Bond Fund Class R6 (Buying Fund)	Madison Investment Holdings, Inc., Madison, WI 53711	100.00%	100.00%

Institutional Bond Fund Class Y (Selling Fund) Madison Institutional Bond Fund Class Y (Buying Fund)	Pershing, LLC, New Jersey, NJ 07303*	30.33%	30.33%
	Ultra Series Conservative Allocation Fund, Madison, WI 53711	16.90%	16.90%
	Ultra Series Moderate Allocation Fund, Madison, WI 53711	14.35%	14.35%
	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94105*	9.36%	9.36%
	Oppenheimer & Co Inc., Custodian FBO Paul DiBenedetto IRA PAS-D, Setauket, NJ 11733	5.74%	5.74%

Investment Grade Corporate Bond Fund Class Y (Selling Fund) Madison Corporate Bond Fund Class Y (Buying Fund)	MEMBERS Conservative Allocation Fund, Madison, WI 53711	18.97%	18.97%

Investors Fund Class Y (Selling Fund) Madison Investors Fund Class Y (Buying Fund)	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94105*	13.20%	13.20%
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	10.66%	10.66%
	Madison Investment Employee Stock Ownership Plan (“Madison ESOP”)	5.62%	5.62%

Mid-Cap Fund Class Y (Selling Fund)	Morgan Stanley Smith Barney, Jersey City, NJ 07303*	23.13%	12.71%
	Wells Fargo Bank NA FBO Powell Harry Res, Minneapolis, MN 55480	22.47%	12.34%
	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94105*	20.85%	11.46%
	Pershing, LLC, Jersey City, NJ*	6.85%	3.75%
Madison Mid Cap Fund Class Y (Buying Fund)	Ultra Series Moderate Allocation Fund, Madison, WI 53711	21.31%	9.60%
	Ultra Series Aggressive Allocation Fund, Madison, WI 53711	14.54%	6.55%
	MEMBERS Moderate Allocation Fund, Madison, WI 57311	7.08%	3.19%
Mid-Cap Fund Class R6 (Selling Fund) Madison Mid Cap Fund Class R6 (Buying Fund)	Madison ESOP	78.61%	78.61%
	Madison Asset Management Profit Sharing Plan (“Madison PSP”)	21.13%	21.13%

NorthRoad International Fund Class Y (Selling Fund) Madison NorthRoad International Fund Class Y (Buying Fund)	Ultra Series Aggressive Allocation Fund, Madison, WI 53711	18.40%	18.40%
	MEMBERS Moderate Allocation Fund, Madison, WI 53711	15.02%	15.02%
	MEMBERS Aggressive Allocation Fund, Madison, WI 53711	5.58%	5.58%
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	5.15%	5.15%

NorthRoad International Fund Class R6 (Selling Fund) Madison NorthRoad International Fund Class R6 (Buying Fund)	Madison Investment Holdings, Inc., Madison, WI 53711	100.00%	100.00%

Dividend Income Fund Class Y (Selling Fund) Madison Dividend Income Fund Class R6 (Buying Fund)	Charles Schwab & Co – Special Custodial Account for Benefit of Customers Reinvest Accounts, San Francisco, CA 94105*	16.42%	16.42%
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	10.40%	10.40%

Disciplined Equity Fund Class Y (Selling Fund) Madison Disciplined Equity Fund Class Y (Buying Fund)	Pershing, LLC, Jersey City, NJ 07303*	38.14%	38.14%
	Ultra Series Moderate Allocation Fund, Madison, WI 53711	20.63%	20.63%
	Ultra Series Aggressive Allocation Fund, Madison, WI 53711	11.49%	11.49%
	Ultra Series Conservative Allocation Fund, Madison, WI 53711	9.11%	9.11%
	MEMBERS Moderate Allocation Fund, Madison, WI 53711	6.78%	6.78%

Disciplined Equity Fund Class R6 (Selling Fund) Madison Disciplined Equity Fund Class R6 (Buying Fund)	Madison PSP	76.69%	76.69%
	Madison ESOP	22.94%	22.94%

Government Money Market Trust Class Y (Selling Fund)	Center for Law and Social Policy, Washington, DC 20036	14.00%	8.22%
Madison Cash Reserves Fund Class A (Buying Fund)	Oceanside Christopher FCU FBO Joseph Garay 457(f) Plan, Oceanside, NY 11572	5.01%	2.07%

Virginia Tax-Free Fund Class Y (Selling Fund) Madison Tax-Free Virginia Fund Class Y (Buying Fund)	Wayne G. Johns, Alexandria, VA 22307	17.48%	17.48%
	Pershing, LLC, Jersey City, NJ 07303*
	National Financial Services LLC Exclusive Benefit of our Customers, New York, NY 10281*	7.75%	7.75%

Tax-Free National Fund Class Y (Selling Fund) Madison Tax-Free National Fund Class Y (Buying Fund)	Pershing, LLC, Jersey City, NJ 07303*	13.67%	13.67%
	John H. Rys, Sr and Virginia M. Rys JT WROS, Kansas City, MO 64133	5.97%	5.97%
*Ownership represents ownership of record rather than beneficial ownership.

EXHIBIT A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of  [_________, 2013], and has been adopted by the Board of Trustees of MADISON MOSAIC [Insert Applicable Name] TRUST (the “Trust”), a Massachusetts business trust, and the Board of Trustees of MADISON FUNDS (F/K/A MEMBERS MUTUAL FUNDS) (“Madison Funds”), a Delaware business trust, to provide for the reorganization of [list each series of shares of the Trust], each a series of the Trust [note that for the Madison Mosaic Government Money Market Trust, there is no series to acquire] (each, a “Selling Fund”), with and into [list each series of shares of Madison Funds that is acquiring the respective Selling Fund], respectively, each a series of Madison Funds (each, a “Buying Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of each Selling Fund to the corresponding Buying Fund in exchange for shares of beneficial interest of the Buying Fund, and the distribution of the Buying Fund's shares to the shareholders of the Selling Fund in complete liquidation of the Selling Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

I.  PLAN OF REORGANIZATION

1.           Each Selling Fund agrees to sell, assign, convey, transfer and deliver to the corresponding Buying Fund on the Exchange Date (as defined in Section II.4) all of its properties and assets existing at the Valuation Time (as defined in Section II.2(f)).  In consideration therefor, each Buying Fund agrees, on the Exchange Date, to assume all of the liabilities of the corresponding Selling Fund existing at the Valuation Time and deliver to the Selling Fund (i) a number of full and fractional Class Y shares of beneficial interest of the Buying Fund (the “Class Y Merger Shares”) [note that for the Madison Government Money Market Trust, the shares to be received will be Class A Merger Shares] having an aggregate net asset value equal to the value of the assets of the Selling Fund attributable to Class Y shares of the Selling Fund transferred to the Buying Fund on such date less the value of the liabilities of the Selling Fund attributable to Class Y shares of the Selling Fund assumed by the Buying Fund on such date; [if applicable:  and (ii) with regard to the [list applicable Selling Funds] only, a number of full and fractional Class R6 shares of beneficial interest of the Buying Fund (the “Class R6 Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Selling Fund attributable to Class R6 shares of the Selling Fund transferred to the Buying Fund on such date less the value of the liabilities of the Selling Fund attributable to Class R6 shares of the Selling Fund assumed by the Buying Fund on such date].  [If applicable:  The Class Y Merger Shares and the Class R6 Merger Shares are collectively referred to herein as the “Merger Shares”.]

2.           Upon consummation of the transactions described in Section I.1 of this Agreement, each Selling Fund will distribute in complete liquidation to its Class Y [and Class R6] shareholders of record as of the Exchange Date the Class Y [and Class R6] Merger Shares, with each shareholder being entitled to receive that proportion of Class Y [or Class R6] Merger Shares that the number of Class Y [and Class R6] shares of beneficial interest of the Selling Fund held by such shareholder bears to the number of Class Y [or Class R6] shares of the Selling Fund outstanding on such date.

II.  AGREEMENT

Each Buying Fund and the corresponding Selling Fund agree as follows:

1.           Reorganization.

(a)
Subject to the other terms and conditions contained herein, each Selling Fund agrees to sell, assign, convey, transfer and deliver to the corresponding Buying Fund, and each Buying Fund agrees to acquire from the applicable Selling Fund, on the Exchange Date, all of the investments and all of the cash and other properties and assets of the Selling Fund, whether accrued or contingent, in exchange for that number of [Class Y] Merger Shares provided for in Section II.2 and the assumption by the Buying Fund of all of the liabilities of the Selling Fund, whether accrued or contingent, existing at the Valuation Time.  Pursuant to this Agreement, each Selling Fund will, as soon as practicable after the Exchange Date, distribute all of the [Class Y] Merger Shares received by it to the Class Y [and Class R6] shareholders of the Selling Fund, in complete liquidation of the Selling Fund.

(b)
As soon as practicable, each Selling Fund will liquidate such of its portfolio securities as the corresponding Buying Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Exchange Date, unless otherwise agreed by the Selling Fund and the corresponding Buying Fund.

(c)
Each Selling Fund agrees to pay or cause to be paid to the corresponding Buying Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the investments and other properties and assets of the Selling Fund, whether accrued or contingent. Any such distribution will be deemed included in the assets transferred to the Buying Fund at the Exchange Date and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date will be included in the determination of the value of the assets of the Selling Fund acquired by the Buying Fund.

2.           Exchange of Shares; Valuation Time.  On the Exchange Date, each Buying Fund will deliver to the corresponding Selling Fund (i) a number of full and fractional Class Y Merger Shares having an aggregate net asset value equal to the value of the assets of the Selling Fund attributable to the Class Y shares of the Selling Fund transferred to the relevant Buying Fund on that date less the value of the liabilities of the Selling Fund attributable to Class Y shares of the Selling Fund assumed by the Buying Fund on that date; [if applicable:  and (ii) with regard to [list applicable Selling Funds] only, a number of full and fractional Class R6 Merger Shares having an aggregate net asset value equal to the value of the assets of the Selling Fund attributable to the Class R6 shares of the Selling Fund transferred to the relevant Buying Fund on that date less the value of the liabilities of the Selling Fund attributable to Class R6 shares of the Selling Fund assumed by the Buying Fund on that date, in each case] as determined as hereafter provided in this Section II.2.

(a)
The net asset value of the Merger Shares to be delivered to each Selling Fund, the value of the assets attributable to the Class Y [and Class R6] shares of the Selling Fund and the value of the liabilities attributable to the Class Y [and Class R6] shares of the Selling Fund to be assumed by the relevant Buying Fund will in each case be determined as of the Valuation Time.

(b)
The net asset value of the [Class Y] Merger Shares and the value of the assets and liabilities of the Class Y [and  Class R6] shares of each Selling Fund will be determined by the relevant Buying Fund, in cooperation with the Selling Fund, pursuant to procedures customarily used by the Buying Fund in determining the market value of the Buying Fund’s assets and liabilities.

(c)	No adjustment will be made in the net asset value of either the Selling Fund or the corresponding Buying Fund to take into account differences in realized and unrealized gains and losses.

(d)
Each Buying Fund will issue the [Class Y] Merger Shares, registered in the name of the relevant Selling Fund, to the Selling Fund.  The Selling Fund shall then re-register the [Class Y] Merger Shares in the names of the Class Y [and Class R6] shareholders of the Selling Fund, respectively, in accordance with instructions furnished by the Selling Fund.

(e)
Each Buying Fund will assume all liabilities of the relevant Selling Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Selling Fund or otherwise.

(f)	The Valuation Time is the time at which each Selling Fund calculates its net asset value, which is normally 3 p.m. Central Time, on April 19, 2013 (the “Valuation Time”).

3.           Fees and Expenses.  All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each Selling Fund and the corresponding Buying Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be borne by Madison Investment Advisers, LLC and/or its affiliates, including the costs of liquidating each Selling Fund’s portfolio securities as the corresponding Buying Fund shall indicate it does not wish to acquire before the Exchange Date; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of a Buying Fund or the corresponding Selling Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

4.           Exchange Date.  Delivery of the assets of each Selling Fund to be transferred, assumption of the liabilities of each Selling Fund to be assumed and the delivery of the [Class Y] Merger Shares to be issued will be made at 7:00 a.m. Central Time on the next full business day following the Valuation Time (referred to herein as the “Exchange Date”).  Accordingly, the Exchange Date will be April 22, 2013.

5.           Dissolution.  Each Selling Fund agrees that the liquidation and dissolution of the Selling Funds will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that on and after the Exchange Date, each Selling Fund will not conduct any business except in connection with its liquidation and dissolution.

6.           Conditions to Each Buying Fund’s Obligations.  The obligations of each Buying Fund hereunder are subject to the following conditions:

(a)
That this Agreement is adopted and the transactions contemplated hereby are approved by both the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not “interested persons” of any Selling Fund or any Buying Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), and the affirmative vote of at least a majority of the members of the Board of Trustees of Madison Funds (including a majority of Trustees who are not “interested persons”).

(b)
That each Buying Fund will have received an opinion of DeWitt, Ross & Stevens, S.C. dated the Exchange Date to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i)  the transfer of all of the assets and liabilities of each Selling Fund to the corresponding Buying Fund in exchange for shares of the Buying Fund and the distribution to shareholders of the

Selling Fund of shares of the Buying Fund, as described herein, will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (ii) [for reorganizations involving newly created Buying Funds only:  except for the transfers from [insert applicable Selling Fund name] to the [insert applicable Buying Fund name], the transfer of all the assets and liabilities of each Selling Fund to the corresponding Buying Fund in exchange for shares of the Buying Fund and the distribution to shareholders of the Selling Fund of shares of the Buying Fund will also constitute a tax-free “reorganization” within the meaning of Section368(a)(1)(F) of the Code as a mere change in identity or form of one corporation; (iii) each Selling Fund and corresponding Buying Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (iv)  no gain or loss will be recognized by each Selling Fund upon (X) the transfer of its assets and liabilities to the corresponding Buying Fund in exchange for the issuance of shares of the Buying Fund to the Selling Fund and the assumption by the Buying Fund of the Selling Fund’s liabilities, if any, and (Y) the distribution by the Selling Fund to its shareholders of shares of the Buying Fund received as a result of the Reorganization; (v)  no gain or loss will be recognized by each Buying Fund upon its receipt of the assets and liabilities of the corresponding Selling Fund in exchange for the issuance of shares of the Buying Fund to the Selling Fund and the assumption by the Buying Fund of the Selling Fund's liabilities, if any; (vi)  the tax basis of each Buying Fund shares received by a shareholder of the Selling Fund in the aggregate will be the same as the aggregate tax basis of the shareholder’s Selling Fund shares immediately prior to the Valuation Time; (vii)  the tax basis of each Buying Fund in the assets and liabilities of the relevant Selling Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Selling Fund immediately before the Valuation Time; (viii) the tax holding period for the shares of each Buying Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Selling Fund exchanged therefore, provided that the shareholder held such shares of the Selling Fund as capital assets; (ix)  the tax holding period for each Buying Fund with respect to the assets and liabilities of the Selling Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Selling Fund; (x)  each Selling Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Selling Fund for shares of the corresponding Buying Fund as part of the Reorganization; (xi)  each Buying Fund will succeed to and take into account the items of the relevant Selling Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and (xii) except for each Selling Fund whose transfer of assets and liabilities to the corresponding Buying Fund constitutes a tax-free “reorganization” within the meaning of Section368(a)(1)(F) of the Code and whose tax year accordingly does not end as a result of the Reorganization, the tax year of each Selling Fund will end on the Exchange Date.

(c)	That each Selling Fund’s custodian has delivered to the corresponding Buying Fund a certificate identifying all of the assets of the Selling Fund held by such custodian as of the Valuation Time.

(d)
That each Selling Fund’s transfer agent has provided to the corresponding Buying Fund (i) a certificate setting forth the number of shares of each Selling Fund outstanding as of the Valuation Time, and (ii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(e)
That each Selling Fund will have executed and delivered to the corresponding Buying Fund an instrument of transfer dated as of the Exchange Date pursuant to which each Selling Fund will assign, transfer and convey all of the assets and other property to the corresponding Buying Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(f)
That a combination proxy statement/prospectus on Form N-14 (the “Registration Statement”) will have become effective under the Securities Act of 1933, as amended (the “1933 Act”), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act.

(g)
That all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

7.           Conditions to Each Selling Fund’s Obligations.  The obligations of each Selling Fund hereunder are subject to the following conditions:

(a)
That this Agreement is adopted and the transactions contemplated hereby are approved by both the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not “interested persons” of any Selling Fund or any Buying Fund, as defined in Section 2(a)(19) of the 1940 Act), and the affirmative vote of at least a majority of the members of the Board of Trustees of Madison Funds (including a majority of Trustees who are not “interested persons”).

(b)
That this Agreement shall have been approved by the affirmative vote of a majority of the outstanding voting securities of each Selling Fund as required by the 1940 Act, unless a higher vote is required by the Trust’s Declaration of Trust.

(c)	That each Selling Fund will have received the same opinion referenced in Section II.6(b) hereof.

(d)
That each Buying Fund will have executed and delivered to the corresponding Selling Fund an Assumption of Liabilities certificate dated as of the Exchange Date pursuant to which the Buying Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(e)
That the Registration Statement shall have been declared effective by the SEC and no stop orders under the 1933 Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

8.           Termination.  This Agreement may be terminated and the Reorganization abandoned by mutual agreement of the Trust and Madison Funds at any time prior to the Exchange Date, or by either the Trust or the Madison Funds in the event of a failure of any condition precedent to the terminating Fund’s obligations under this Agreement. In the event of any such termination, there shall be no liability for damages on the part of any Buying Fund, any Selling Fund, the Trust, Madison Funds, or the Trust’s or Madison Funds’ Board of Trustees.

9.           Sole Agreement; Amendments.  This Agreement supersedes all previous correspondence and oral communications regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except upon mutual authorization of the Boards of Trustees of the Trust and the Madison Funds, and will be construed in accordance with and governed by the laws of Delaware.

           IN WITNESS WHEREOF, this Agreement and Plan of Reorganization has been signed by duly authorized officers of the Trust on behalf of the Selling Funds, and of Madison Funds on behalf of the Buying Funds, as of the date first above written.

MADISON [Insert Name] TRUST
on behalf of [list Selling Funds]

By:  ________________________
Name:  Katherine L. Frank
Title:  President

MADISON FUNDS (f/k/a MEMBERS Mutual Funds),
on behalf of [list Buying Funds]

By:  ________________________
Name:  Pamela M. Krill
Title:  General Counsel and Chief Legal Officer

Accepted and agreed to with regard to Section 3 hereof only:

MADISON ASSET MANAGEMENT, LLC

By:_____________________________
                Katherine L. Frank, Executive Director
                and Chief Operating Officer

 EXHIBIT B
COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

SELLING FUNDS 1.a, 1.b, 1.c and 1.d.:    REORGANIZATION OF SERIES OF MADISON MOSAIC INCOME TRUST INTO SERIES OF MADISON FUNDS

1.a:  Government Fundà Madison Government Bond Fund

1.b:  Core Bond Fundà Madison Core Bond Fund

1.c:  Institutional Bond Fundà Madison High Quality Bond Fund

1.d:  Investment Grade Corporate Bond Fundà Madison Corporate Bond Fund

Policies	Madison Mosaic Income Trust	Madison Funds
Fundamental Investment Policies:
1. Non-Income Producing Securities.  Madison will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent Madison from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Board of Trustees, for future delivery.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
2. Illiquid Investments.  Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of the Fund’s net assets would be invested in such securities. A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).
	Same fundamental policy.	No fundamental policy on this, but see non-fundamental policy #6 below. The Madison Funds’ policy is consistent with industry standards.
3. Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.  Under all circumstances, the Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.
Same fundamental policy.
No fundamental policy on restricted investments, as the 1940 Act does not require a fundamental policy on this matter, but see non-fundamental policy #10 below.
Similar fundamental policy regarding diversification, and includes definition of what “diversified” means under the 1940 Act.

4. Seasoned Issuers.  Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of the Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.

5. Industry Concentration.  In purchasing securities for the Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of the Fund is invested in any one industry.
	Same fundamental policy, except that the limit is 20% for the Investment Grade Corporate Bond Fund.	Same fundamental policy.
6. Financial Futures Contracts.  Madison will not purchase or sell futures contracts for the Fund if, immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
7. Borrowing and Lending.  Madison will not obtain bank loans for the Fund, except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.  Madison may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of the Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.  Madison will not loan more than 2/3 of the Fund’s securities (calculated as a percentage of total assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.
Same fundamental policy.
Similar fundamental policy, except that the policy regarding borrowings provides as follows:  No Fund will borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the Fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A Fund may make additional investments while it has borrowings outstanding. A Fund may make other borrowings to the extent permitted by applicable law; and the policy regarding lending provides that no Fund will make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.

8. Underwriting. The Fund may not act as an underwriter or engage in underwriting activities.	Same fundamental policy.	Same fundamental policy, and also includes proviso that excepts the sale of portfolio securities by the Fund as an underwriting.
9. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.	No fundamental policy on this.	Same fundamental policy. Under the 1940 Act, a Fund may not issue senior securities, except for certain permitted bank borrowings.

10. Investment Objective. The investment objective of the Fund is a fundamental policy that cannot be changed without shareholder approval.	No fundamental policy on this.	Same fundamental policy.
11. Other Prohibited Activities.  In addition to the foregoing, no Fund may:
a) make short sales or maintain a short position, except in circumstances where the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities) and provided that not more than 25% of the Fund’s net assets may be held as collateral for such sales;
b) purchase securities on margin (except for customary credit used in transaction clearance);
c) invest in oil, gas or other mineral exploration or development programs;
d) invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;
e) invest in real estate; provided that this restriction does not prevent the Fund from buying securities that are secured by real estate;
f) acquire shares of other investment companies; provided that this restriction does not apply (i) to any investment in any money market mutual fund or unit investment trust so long as such investment in any one issuer does not exceed 5% of the Fund’s net assets and such investments in the aggregate do not exceed 10% of the Fund’s net assets, or (ii) in connection with an investment company merger, consolidation, acquisition or reorganization;
g) knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code;
h) purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;
i) purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Fund’s officers and trustees and officers of Madison who beneficially hold ½ % or more of such securities, together exceed 5% of such outstanding securities; and
j) purchase put options or write call options (or purchase offsetting call options in closing purchase transactions) unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.
Same fundamental policy.
No similar fundamental policies, except with regard to (d) and (e).  With regard to (d), the policy states that no Fund may invest in commodities or commodity contracts except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.  With regard to (e), the policy states that no Fund may purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of REITs and mortgage related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.  Under the 1940 Act, only those policies described in (d) and (e) are required to be fundamental policies.

Non-Fundamental Policies:
1. Derivatives.  Madison may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements.  It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.

2. Bond Quality Classifications.  Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security.  For example, an investment grade long-term security will be rated AAA, AA, A or BBB by Standard & Poor’s Corporation or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc.  Non-investment grade securities, which are generally deemed to lack desirable investment characteristics, are those rated BB or lower by Standard & Poor’s or Baa or lower by Moody’s.  For unrated securities and securities for which an existing rating has become obsolete in Madison’s judgment, Madison may make its own determinations of those investments it classifies as investment grade, as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies, subject to review by the Board of Trustees.

For the Government Fund and the Institutional Bond Fund, only investment grade securities may be purchased, with the Government Fund permitted to invest in any investment grade securities as long as they are U.S. Government securities, and the Institutional Bond Fund limiting its investments to the top three investment grades.
For the Core Bond Fund, at least 65% of the Fund’s net assets must be invested in investment grade securities (with regard to the Fund’s remaining portfolio, the Fund does not intend to invest in securities rated below B), and for Investment Grade Corporate Bond Fund, at least 90% of the Fund’s net assets must be invested in investment grade securities (with regard to the Fund’s remaining portfolio, there is no limit to how low the non-investment grade portion of the Fund may be invested).

For the Madison Government Bond Fund and the Madison High Quality Bond Fund, only investment grade securities may be purchased (with no caveats similar to the policies of the Madison Mosaic Income Trust).
For the Madison Core Bond Fund, at least 65% of the Fund’s assets must be invested in investment grade securities (with no provisions governing the Fund’s remaining portfolio), and for the Madison Corporate Bond Fund, at least 80% of the Fund’s assets must be invested in investment grade securities (with no provisions governing the Fund’s remaining portfolio).

3. Securities Loans.  If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
4. Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
5. Repurchase and Reverse Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Funds’ custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees.  Madison’s current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of the Fund’s total assets.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.

6. Illiquid Securities.  Madison will not purchase any security which is not readily marketable if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.
	No non-fundamental policy on this, but see fundamental policy #2 above.	Same non-fundamental policy. This restriction comes from the 1940 Act requirement relating to a fund’s ability to make payment for redeemed shares within 7 days of the tender of such shares.
7. Name Rule.  If, in the judgment of Madison, the name of the Fund suggests a focus on a particular industry, group of industries, or type of investment, in accordance with the provisions of Rule 35d-1 of the 1940 Act, the Fund will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name.  For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes.  In appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket.
	No non-fundamental policy on this.	Same non-fundamental policy, which applies to all Funds with a name that suggests a focus on a particular industry, group of industries or type of investment.
8. Short Sales. No Fund will sell securities short or maintain a short position, except for short sales against the box.	No non-fundamental policy on this.
Same non-fundamental policy.  The SEC views a short sale as the creation of a senior security, except that short sales “against the box” are not viewed this way.  A short sale “against the box” is when a Fund owns or has the right to obtain, at no additional cost, securities identical to those sold short.

9. Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.
	No non-fundamental policy on this, but see fundamental policy #3 above.	Same non-fundamental policy.
10. Other.  Madison’s current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and not to lend portfolio securities for the Funds.
	Same non-fundamental policy.	No non-fundamental policy on this.

SELLING FUNDS 2.a, 2.b, 2.c, 2.d. and 2.e:
REORGANIZATION OF SERIES OF MADISON MOSAIC EQUITY TRUST INTO SERIES OF MADISON FUNDS

2.a:  Investors Fundà Madison Investors Fund

2.b:  Mid-Cap Fundà Madison Mid Cap Fund

2.c:  NorthRoad International Fundà Madison NorthRoad International Fund

2.d:  Dividend Income Fundà Madison Dividend Income Fund

2.e:  Disciplined Equity Fundà Madison Disciplined Equity Fund

Policies	Madison Mosaic Equity Trust	Madison Funds
Fundamental Policies:
1. Illiquid Investments.  Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 15% of the Fund’s net assets would be invested in such securities.
A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).
	Same fundamental policy.	No fundamental policy on this, but see non-fundamental policy #7 below. The Madison Funds’ policy is consistent with industry standards.
2. Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.  Under all circumstances, the Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.
Same fundamental policy.
No fundamental policy on restricted investments, as the 1940 Act does not require a fundamental policy on this matter, but see non-fundamental policy #11 below.
Similar fundamental policy regarding diversification, and includes definition of what “diversified” means under the 1940 Act.

3. Seasoned Issuers.  Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of the Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
4. Industry Concentration.  In purchasing securities for the Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of the Fund is invested in any one industry.
	Same fundamental policy.	Same fundamental policy.

5. Financial Futures Contracts.  Madison will not purchase or sell futures contracts for the Fund if, immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
6. Borrowing and Lending.  Madison will not obtain bank loans for the Fund, except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.  Madison may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of the Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.  Madison will not loan more than 2/3 of the Fund’s securities (calculated as a percentage of total assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.
Same fundamental policy.
Similar fundamental policy, except that the policy regarding borrowings provides as follows:  No Fund will borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the Fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A Fund may make additional investments while it has borrowings outstanding. A Fund may make other borrowings to the extent permitted by applicable law; and the policy regarding lending provides that no Fund will make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.

7. Underwriting. The Fund may not act as an underwriter or engage in underwriting activities.	Same fundamental policy.	Same fundamental policy, and also includes proviso that excepts the sale of portfolio securities by the Funds as an underwriting.
8. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.	No fundamental policy on this.	Same fundamental policy. Under the 1940 Act, a Fund may not issue senior securities, except for certain permitted bank borrowings.
9. Investment Objective. The investment objective of the Fund is a fundamental policy that cannot be changed without shareholder approval.	No fundamental policy on this.	Same fundamental policy.

10. Other Prohibited Activities.  In addition to the foregoing, no Fund may:
a) make short sales or maintain a short position, except in circumstances where the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities) and provided that not more than 25% of the Fund’s net assets may be held as collateral for such sales;
b) purchase securities on margin (except for customary credit used in transaction clearance);
c) invest in oil, gas or other mineral exploration or development programs, provided that this restriction does not prevent the Fund from investing in securities of companies engaged in the oil, gas, or mineral exploration industries;
d) invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;
e) invest in real estate; provided that this restriction does not prevent the Fund from buying securities that are secured by real estate, nor does it prevent the Fund from buying interests in REITs;
f) acquire shares of other investment companies; provided that this restriction does not apply (i) to any investment in any money market mutual fund or unit investment trust so long as such investment in any one issuer does not exceed 5% of the Fund’s net assets and such investments in the aggregate do not exceed 10% of the Fund’s net assets, or (ii) in connection with an investment company merger, consolidation, acquisition or reorganization;
g) knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code;
h) purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;
i) purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Funds’ officers and trustees and officers of the Madison who beneficially hold ½ % or more of such securities, together exceed 5% of such outstanding securities; and
j) purchase put options or write call options (or purchase offsetting call options in closing purchase transactions) unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Same fundamental policy, except the proviso in (c) also includes exception which allows the NorthRoad International Fund to invest in exchange traded funds in these industries, subject to applicable limitations on investments in other investment companies.

No similar fundamental policies, except with regard to (d) and (e).  With regard to (d), the policy states that no Fund may invest in commodities or commodity contracts except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.  With regard to (e), the policy states that no Fund may purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of REITs and mortgage related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.  Under the 1940 Act, only those policies described in (d) and (e) are required to be fundamental policies.

Non-Fundamental Policies:
1. Derivatives.  Madison may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements.  It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
2. Bond Quality Classifications.  Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security.  For example, an investment grade long-term security will be rated AAA, AA, A or BBB by Standard & Poor’s Corporation or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc.  Non-investment grade securities, which are generally deemed to lack desirable investment characteristics, are those rated BB or lower by Standard & Poor’s or Baa or lower by Moody’s.  For unrated securities and securities for which an existing rating has become obsolete in Madison’s judgment, Madison may make its own determinations of those investments it classifies as investment grade, as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies, subject to review by the Board of Trustees.
To the extent the Funds invest in fixed income securities, only investment grade fixed income securities are purchased.
No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.  However, to the extent the Funds invest in fixed income securities, up to a maximum of 20% of each Fund’s assets may be invested in non-investment grade securities.

3. Securities Loans.  If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
4. Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
5. Repurchase and Reverse Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Funds’ custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees.  Madison’s current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of the Fund’s total assets.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.

6. Options Contracts.  Madison will not sell the securities covering an option contract written prior to its expiration date unless Madison purchases substitute covering securities or unless the contract written is first offset in a closing purchase transaction.  Madison will not write additional option contracts if more than 25% of the assets of the Fund would then be required to cover the options written.
	Same non-fundamental policy.	No non-fundamental policy on this.
7. Illiquid Securities.  Madison will not purchase any security which is not readily marketable if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.
	No non-fundamental policy on this, but see fundamental policy #1 above.	Same non-fundamental policy. This restriction comes from the 1940 Act requirement relating to a fund’s ability to make payment for redeemed shares within 7 days of the tender of such shares.
8. Name Rule.  If, in the judgment of Madison, the name of the Fund suggests a focus on a particular industry, group of industries, or type of investment, in accordance with the provisions of Rule 35d-1 of the 1940 Act, the Fund will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name.  For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes.  In appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket.
	No non-fundamental policy on this.	Same non-fundamental policy, which applies to all Funds with a name that suggests a focus on a particular industry, group of industries or type of investment.
9. Short Sales. No Fund will sell securities short or maintain a short position, except for short sales against the box.	No non-fundamental policy on this.
Same non-fundamental policy.  The SEC views a short sale as the creation of a senior security, except that short sales “against the box” are not viewed this way.  A short sale “against the box” is when the Fund owns or has the right to obtain, at no additional cost, securities identical to those sold short.

10. Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.
	No non-fundamental policy on this, but see fundamental policy #2 above.	Same non-fundamental policy.

SELLING FUND 3.a: REORGANIZATION OF MADISON MOSAIC GOVERNMENT MONEY MARKET TRUST INTO SERIES OF MADISON FUNDS

3.a:  Government Money Market Trustà Madison Cash Reserves Fund

Policies	Madison Mosaic Government Money Market Trust	Madison Funds
Fundamental Policies:
1. Illiquid Investments.  Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of the Fund’s net assets would be invested in such securities.
	Same fundamental policy.	No fundamental policy on this, but see non-fundamental policy #4 below. The Madison Funds’ policy is consistent with industry standards.

2. Diversification.  Under all circumstances, the Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.  This means that with respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.
	Same fundamental policy.	Same fundamental policy.
2. Industry Concentration.  In purchasing securities for the Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of the Fund is invested in any one industry.
	Same fundamental policy.	Same fundamental policy.
3. Borrowing and Lending.  Madison will not obtain bank loans for the Fund, except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.  Madison may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of the Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.  Madison will not loan more than 2/3 of the Fund’s securities (calculated as a percentage of total assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.
Same fundamental policy.
Similar fundamental policy, except that the policy regarding borrowings provides as follows:  the Fund will not borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the Fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, the Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. The Fund may make additional investments while it has borrowings outstanding. The Fund may make other borrowings to the extent permitted by applicable law; and the policy regarding lending provides that the Fund will not make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.

4. Underwriting. The Fund may not act as an underwriter or engage in underwriting activities.	Same fundamental policy.	Same fundamental policy, and also includes proviso that excepts the sale of portfolio securities by the Fund as an underwriting.
5. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.	Same fundamental policy.	Same fundamental policy.
6. Investment Objective. The investment objective of the Fund is a fundamental policy that cannot be changed without shareholder approval.	No fundamental policy on this.	Same fundamental policy.
7. Other Prohibited Activities.  In addition to the foregoing, no Fund may:
a) make short sales or maintain a short position, or write put or call options;
b) purchase securities on margin (except for customary credit used in transaction clearance);
c) invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;
d) invest in real estate;
e) acquire shares of other investment companies; provided that this restriction does not apply to any investment in other money market funds that invest solely in U.S. government securities under the following limited circumstances:  (i) such investment cannot exceed 10% of the Fund’s net assets, and (ii) the Board of Trustees must make a determination that the other money market fund meets all applicable requirements of Rule 2a-7 under the 1940 Act; and
f) knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code.
Same fundamental policy.
No similar fundamental policies, except with regard to (c) and (d).  With regard to (c), the policy states that the Fund may not invest in commodities or commodity contracts except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.  With regard to (d), the policy states that the Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of REITs and mortgage related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.  Under the 1940 Act, only those policies described in (c) and (d) are required to be fundamental policies.

Non-Fundamental Policies:
1. Derivatives.  Madison may invest in repurchase agreements and reverse repurchase agreements.  It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, futures contracts, options on futures, swaps, caps, floors and other synthetic securities.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
2. Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
3. Repurchase and Reverse Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Fund’s custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees.  Madison’s current operating policy is not to engage in reverse repurchase agreements except for purposes of meeting redemption requests and, in any event, will not enter into such transactions if reverse repurchase agreements in the aggregate would exceed 10% of the Fund’s total assets.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.

4. Illiquid Securities.  Madison will not invest (i) more than 5% of the Fund’s net assets at the time of purchase in illiquid assets and securities for which there is no readily available market, (ii) more than 5% of the Fund’s net assets in repurchase agreements that cannot be terminated within seven days, or (iii) more than 5% of the Fund’s net assets in matched purchase/sale transactions that cannot be terminated within seven days.
Same non-fundamental policy.
The policy on illiquid investments for the Madison Cash Reserves Fund is that the Fund will not purchase any security which is not readily marketable if more than 10% of the net assets of the Fund taken at market value would be invested in such securities.  This restriction comes from the 1940 Act requirement relating to a fund’s ability to make payment for redeemed shares within 7 days of the tender of such shares.

5. Maintaining $1.00 Net Asset Value.  If, for any reason, including a change in market interest rates, the market value of Fund securities is less than 99.75% of the Fund’s $1.00 per share price, the Board of Trustees is required to meet and consider steps to restore the market price to $1.00 per share.  In determining market values for this purpose, the Board of Trustees may rely upon an independent pricing service or other valuation technique.  In this manner, securities may be priced with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities.  Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.  Should the SEC change its rules governing the “amortized cost” valuation method, Madison reserves the right, following approval by a majority of the members of the Board of Trustees, to use the “penny rounding” method of valuation pursuant to the terms of the Fund’s exemptive order issued by the SEC.
Same non-fundamental policy.
No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.  However, with regard to the Madison Cash Reserves Fund, like the Madison Mosaic Government Money Market Trust, Rule 2a-7 must be complied with since the Fund is a money market fund that is intended to maintain a stable NAV.

6. Short Sales. No Fund will sell securities short or maintain a short position, except for short sales against the box.	No non-fundamental policy on this.
Same non-fundamental policy.  The SEC views a short sale as the creation of a senior security, except that short sales “against the box” are not viewed this way.  A short sale “against the box” is when the Fund owns or has the right to obtain, at no additional cost, securities identical to those sold short.

7. Bond Quality Classifications.  Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security.  For example, an investment grade long-term security will be rated AAA, AA, A or BBB by Standard & Poor’s Corporation or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc.  Non-investment grade securities, which are generally deemed to lack desirable investment characteristics, are those rated BB or lower by Standard & Poor’s or Baa or lower by Moody’s.  For unrated securities and securities for which an existing rating has become obsolete in Madison’s judgment, Madison may make its own determinations of those investments it classifies as investment grade, as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies, subject to review by the Board of Trustees.
	For the Madison Mosaic Government Money Market Trust, only investment grade securities may be purchased.	For the Madison Cash Reserves Fund, only investment grade securities may be purchased.

SELLING FUNDS 4.a and 4.b: REORGANIZATION OF SERIES OF MADISON MOSAIC TAX-FREE TRUST INTO SERIES OF MADISON FUNDS

4.a:  Virginia Tax-Free Fundà Madison Tax-Free Virginia Fund

4.b:  Tax-Free National Fund à Madison Tax-Free National Fund

Policies	Madison Mosaic Tax-Free Trust	Madison Funds
Fundamental Policies:
1. Non-Income Producing Securities.  Madison will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent Madison from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Board of Trustees, for future delivery.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
2. Illiquid Investments.  Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of the Fund’s net assets would be invested in such securities.
	Same fundamental policy.	No fundamental policy on this, but see non-fundamental policy #6 below. The Madison Funds’ policy is consistent with industry standards.
3. Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.  Under all circumstances, the Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.
Same fundamental policy, except that all prefunded and escrowed-to-maturity bonds are exempt from the diversification provisions.
No fundamental policy on restricted investments, as the 1940 Act does not require a fundamental policy on this matter, but see non-fundamental policy #8 below.
Similar fundamental policy regarding diversification, and includes definition of what “diversified” means under the 1940 Act.

4. Seasoned Issuers.  Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of the Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
5. Industry Concentration.  In purchasing securities for the Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of the Fund is invested in any one industry.

In addition to U.S. securities, excluded from the 25% limitation are obligations which provide income exempt from federal income taxes.  Also, for purposes of the limitation, the general obligations of governmental units are not considered related to any industry; however, revenue obligations backed by particular projects are considered related to the industry classifications of the associated projects.  Likewise, industrial revenue obligations are classified by the industry of the private user.

Similar fundamental policy, although the extra language regarding tax exempt obligations is not a fundamental policy of the Madison Tax-Free Virginia Fund or the Madison Tax-Free National Fund; but see non-fundamental policy #9 below.

6. Financial Futures Contracts.  Madison will not purchase or sell futures contracts for the Fund if, immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.
	Same fundamental policy.	No fundamental policy on this, as the 1940 Act does not require a fundamental policy on this matter.
7. Borrowing and Lending.  Madison will not obtain bank loans for the Fund, except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.  Madison may enter into reverse repurchase agreements for the Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of the Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of the Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.  Madison will not loan more than 2/3 of the Fund’s securities (calculated as a percentage of total assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.
Same fundamental policy.
Similar fundamental policy, except that the policy regarding borrowings provides as follows:  No Fund will borrow money, except that it may (i) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (ii) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the Fund’s aggregate borrowings from any source do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed). If, after borrowing from a bank, a Fund’s aggregate borrowings later exceed 33 1/3% of the Fund’s total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A Fund may make additional investments while it has borrowings outstanding. A Fund may make other borrowings to the extent permitted by applicable law; and the policy regarding lending provides that no Fund will make loans, except through (i) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (ii) repurchase agreements with banks, brokers, dealers and other financial institutions, and (iii) loans of securities as permitted by applicable law.

8. Underwriting. The Fund may not act as an underwriter or engage in underwriting activities.	Same fundamental policy.	Same fundamental policy, and also includes proviso that excepts the sale of portfolio securities by the Funds as an underwriting.
9. Taxable Investments.  Under normal circumstances, the Fund will be at least 80% invested in securities whose income is exempt from federal income tax.  In addition, the Virginia Fund will be at least 80% invested in securities whose income is exempt from federal and state income taxes for residents of Virginia. Securities subject to the alternative minimum tax are not considered exempt for purposes of this fundamental policy.
Same fundamental policy.
No fundamental policy on this; however, because the Funds will continue to have the words “Tax-Free” in their names, they will continue to be subject to the SEC’s “name rule,” which is summarized in the 80% requirement set forth here.

10. Senior Securities. The Fund may not issue senior securities, except as permitted under the 1940 Act.	Same fundamental policy.	Same fundamental policy.
11. Investment Objective. The investment objective of the Fund is a fundamental policy that cannot be changed without shareholder approval.	No fundamental policy on this.	Same fundamental policy.
12. Other Prohibited Activities.  In addition to the foregoing, no Fund may:
a) make short sales or maintain a short position, except in circumstances where the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities) and provided that not more than 25% of the Fund’s net assets may be held as collateral for such sales;
b) purchase securities on margin (except for customary credit used in transaction clearance);
c) invest in oil, gas or other mineral exploration or development programs;
d) invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;
e) invest in real estate; provided that this restriction does not prevent the Fund from buying securities that are secured by real estate;
f) acquire shares of other investment companies; provided that this restriction does not apply (i) to any investment in any money market mutual fund or unit investment trust so long as such investment in any one issuer does not exceed 5% of the Fund’s net assets and such investments in the aggregate do not exceed 10% of the Fund’s net assets, or (ii) in connection with an investment company merger, consolidation, acquisition or reorganization;
g) knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code;
h) purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;
i) purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Funds’ officers and trustees and officers of the Madison who beneficially hold ½ % or more of such securities, together exceed 5% of such outstanding securities; and
j) purchase put options or write call options (or purchase offsetting call options in closing purchase transactions) unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.
Same fundamental policy.
No similar fundamental policy, except with regard to (d) and (e).  With regard to (d), the policy states that no Fund may invest in commodities or commodity contracts except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.  With regard to (e), the policy states that no Fund may purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of REITs and mortgage related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.  Under the 1940 Act, only those policies described in (d) and (e) are required to be fundamental policies.

Non-Fundamental Policies:
1. Derivatives.  Madison may invest in repurchase agreements and reverse repurchase agreements.  It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, futures contracts, options on futures, swaps, caps, floors and other synthetic securities.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
2. Bond Quality Classifications.  Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security.  For example, an investment grade long-term security will be rated AAA, AA, A or BBB by Standard & Poor’s Corporation or Aaa, Aa, A or Baa by Moody’s Investors Service, Inc.  Non-investment grade securities, which are generally deemed to lack desirable investment characteristics, are those rated BB or lower by Standard & Poor’s or Baa or lower by Moody’s.  For unrated securities and securities for which an existing rating has become obsolete in Madison’s judgment, Madison may make its own determinations of those investments it classifies as investment grade, as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies, subject to review by the Board of Trustees.

To the extent the Funds invest in fixed income securities, only investment grade fixed income securities are purchased.  In addition, the lowest rated securities the Virginia Tax-Free Fund may purchase are those rated BBB or Baa, with most of the Fund invested in securities rated AAA or Aaa.  Most of the Tax-Free National Fund will be invested in securities rated BBB or Baa.  The Funds assign an AAA rating to prefunded and escrowed-to-maturity bonds.

To the extent the Funds invest in fixed income securities, only investment grade fixed income securities are purchased.  With regard to the Madison Tax-Free Virginia Fund, the lowest rated securities that may be purchased are those rated BBB or Baa.

3. Securities Loans.  If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
4. Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.
5. Repurchase and Reverse Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Funds’ custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees.  Madison’s current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of the Fund’s total assets.
	Same non-fundamental policy.	No non-fundamental policy on this, as the 1940 Act does not require a non-fundamental policy on this matter.

6. Illiquid Securities.  Madison will not purchase any security which is not readily marketable if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.
	No non-fundamental policy on this, but see fundamental policy #2 above.	Same non-fundamental policy. This restriction comes from the 1940 Act requirement relating to a Fund’s ability to make payment for redeemed shares within 7 days of the tender of such shares.
7. Short Sales. No Fund will sell securities short or maintain a short position, except for short sales against the box.	No non-fundamental policy on this.
Same non-fundamental policy.  The SEC views a short sale as the creation of a senior security, except that short sales “against the box” are not viewed this way.  A short sale “against the box” is when the Fund owns or has the right to obtain, at no additional cost, securities identical to those sold short.

8. Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of the Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by the Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.
	No non-fundamental policy on this, but see fundamental policy #3 above.	Same non-fundamental policy.
9. Industry Concentration.  With regard to the fundamental policy on industry concentration, (i) in addition to U.S. Government securities, obligations which provide income exempt from federal income taxes are also excluded for purposes of the 25% limitation; (ii) the general obligations of governmental units are not considered related to any industry (however, revenue obligations backed by particular projects are considered related to the industry classifications of the associated projects); and (iii) industrial revenue obligations are classified by the industry of the private user.
	No non-fundamental policy on this, but see fundamental policy #5 above.	Same non-fundamental policy.
10. Name Rule.  If, in the judgment of Madison, the name of the Fund suggests a focus on a particular industry, group of industries, or type of investment, in accordance with the provisions of Rule 35d-1 of the 1940 Act, the Fund will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name.  For this purpose, “assets” means net assets plus the amount of any borrowings for investment purposes.  In appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket.
	No non-fundamental policy on this.	Same non-fundamental policy, which applies to all Funds with a name that suggests a focus on a particular industry, group of industries or type of investment.
11. Other.  Madison’s current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities), not to use financial futures contracts, and not to lend portfolio securities for the Funds.
	Same non-fundamental policy.	No non-fundamental policy on this.

February 8, 2013

STATEMENT OF ADDITIONAL INFORMATION

Madison Mosaic Funds and Madison Funds
550 Science Drive
Madison, Wisconsin 53711
1-800-368-3195

I.      GENERAL INFORMATION

This Statement of Additional Information (“Merger SAI”) relates to the proposed reorganization of each Madison Mosaic Fund (each, a “Selling Fund”) into the corresponding Madison Fund (each, a “Buying Fund”), as noted in the table below (collectively referred to as the “Reorganizations”):

Selling Fund		Buying Fund
Madison Mosaic Income Trust: Government Fund	è	Madison Funds: Madison Government Bond Fund
Core Bond Fund	è	Madison Core Bond Fund
Institutional Bond Fund	è	Madison High Quality Bond Fund
Investment Grade Corporate Bond Fund	è	Madison Corporate Bond Fund
Madison Mosaic Equity Trust: Investors Fund	è	Madison Investors Fund
Mid-Cap Fund	è	Madison Mid Cap Fund
NorthRoad International Fund	è	Madison NorthRoad International Fund
Dividend Income Fund	è	Madison Dividend Income Fund
Disciplined Equity Fund	è	Madison Disciplined Equity Fund
Madison Mosaic Government Money Market Trust	è	Madison Cash Reserves Fund
Madison Mosaic Tax-Free Trust: Virginia Tax-Free Fund	è	Madison Tax-Free Virginia Fund
Tax-Free National Fund	è	Madison Tax-Free National Fund

This Merger SAI contains information which may be of interest to shareholders of the Selling Funds but which is not included in the Combined Proxy Statement/Prospectus dated February 8, 2013 which relates to the Reorganizations.  As described in the Combined Proxy Statement/Prospectus, the Reorganizations involve the transfer of all the assets of each Selling Fund in exchange for shares of the Buying Fund and the assumption of all the liabilities of each Selling Fund by the Buying Fund.  Each Selling Fund will distribute the Buying Fund shares it receives to its shareholders in complete liquidation of each Selling Fund. This Merger SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Selling Funds at 550 Science Drive, Madison, Wisconsin 53711, or by calling  the Selling Funds’ proxy solicitor toll free at 1-877-632-0901.

This Merger SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•
Madison Funds Documents (SEC File No. 811-08261):  (i) Preliminary Statement of Additional Information of these funds dated January 2, 2013, and (ii) with regard to the Madison Core Bond Fund, Madison Mid Cap Fund and Madison Cash Reserves Fund, the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended October 31, 2012 (the other Selling Funds are newly formed; therefore, no annual reports are available for them as of yet);

•
Madison Mosaic Income Trust Documents (SEC File No. 811-3616):  (i) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended December 31, 2011, and (ii) the unaudited financial statements included in the Semiannual Report to Shareholders of these funds for the period ended June 30, 2012;

•
Madison Mosaic Equity Trust Documents (SEC File No. 811-3615):  (i) the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended December 31, 2011, and (ii) the unaudited financial statements included in the Semiannual Report to Shareholders of these funds for the period ended June 30, 2012;

•
Madison Mosaic Government Money Market Trust Documents (SEC File No. 811-2910):  the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of this fund for the year ended September 30, 2012; and

•
Madison Mosaic Tax-Free Trust Documents (SEC File No. 811-3486):  the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Annual Report to Shareholders of these funds for the year ended September 30, 2012.

II.           PRO FORMA FINANCIAL INFORMATION

Pro forma financial information for the following Reorganizations is provided below:

•	Reorganization of Madison Mosaic Midcap Fund (i.e., Selling Fund) into Madison Midcap Fund (i.e., Buying Fund); and
•	Reorganization of Madison Mosaic Government Money Market (i.e., Selling Fund) into Madison Cash Reserves Fund (i.e., Buying Fund)

Pro forma financial information is not necessary for the Reorganization of the Madison Mosaic Core Bond Fund into the Madison Core Bond Fund because the net assets of the Selling Fund do not exceed 10% of the net asset of the Buying Fund, as measured as of a date within 30 days prior to the date of this filing.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Selling Funds and the corresponding Buying Funds, each as identified below for the periods indicated. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Buying Funds and Selling Funds, which are available in their respective Annual and Semiannual Reports to Shareholders.

2

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 – Reorganizations

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of each Selling Fund into the corresponding Buying Fund, as of the periods indicated below in the table.

Selling Fund	Buying Fund	Balance Sheet Period Ended
Madison Mosaic Mid-Cap Fund	Madison Mid Cap Fund	October 31, 2012

Income Statement Period Ended
October 31, 2012

Selling Fund	Buying Fund	Balance Sheet Period Ended
Madison Mosaic Government	Madison Cash Reserves Fund	October 31, 2012
Money Market Trust
Income Statement Period Ended
October 31, 2012

Basis of Pro Forma.  The Reorganizations will each be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Buying Funds or their shareholders as a result of the Reorganizations.  With the exception of the Madison Mosaic Government Money Market Trust, the Selling Funds and the Buying Funds are each a series of a registered open-end management investment company that issues its shares in separate series; the Madison Mosaic Government Money Market Trust is a registered open-end management investment company (not a series thereof). The Reorganizations will be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities by the Buying Funds in exchange for shares of the Buying Funds and the distribution of such shares to Selling Fund shareholders in complete liquidation of each respective Selling Fund. The table below shows the class and shares that Selling Fund shareholders would have received if the Reorganizations were to have taken place on the balance sheet period ended date in Note 1.

Selling Fund Share Class		Buying Fund Share Class

Madison Mosaic Mid-Cap Fund	Shares Exchanged	Madison Mid Cap Fund
Class Y	13,027,627	Class Y
Class R6	357,801	Class R6

Madison Mosaic Government
Money Market Trust	Shares Exchanged	Madison Cash Reserves Fund
Class Y	17,162,117	Class A

Under accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving entities, the Buying Funds, and the results of operations of the Buying Funds for pre-Reorganization periods will not be restated. All securities held by the Selling Funds comply with investment objectives, strategies and restrictions of the Buying Funds as of the balance sheet period ended date in Note 1.

3

Note 2 – Net Assets

The table below shows the net assets of the Buying Funds and the Selling Funds and pro forma combined net assets as of the dates indicated.

Fund	Net Assets	As-of-Date
Madison Mosaic Mid-Cap Fund (Selling Fund)	176,443,888	October 31, 2012
Madison Mid Cap Fund (Buying Fund)	137,397,082	October 31, 2012
Madison Mid Cap Fund (Pro Forma Combined)	313,840,970

Fund	Net Assets	As-of-Date
Madison Mosaic Government Money Market Trust (Selling Fund)	17,162,117	October 31, 2012
Madison Cash Reserves Fund (Buying Fund)	12,479,952	October 31, 2012
Madison Cash Reserves Fund (Pro Forma Combined)	29,642,069

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined Funds as if the Reorganizations had taken place on the first day of the income statement 12 month period ended date in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Selling Funds and Buying Funds and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Madison Mid Cap Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Service agreement fees (1)	(113,992)	-6 bps

Madison Cash Reserves Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Advisory agreement fees (2)	(19,168)	-10 bps
Service agreement fees (3)	(44,663)	-24 bps
Expense reimbursement/waiver (4)	63,831	34 bps

(1)
Service agreement fees were adjusted to reflect the fee rates for the combined assets over the 12 month period ended October 31, 2012 pursuant to the services agreement for the Buying Fund.  The adjustment is to reduce the fee in the Selling Fund for the period November 1, 2011 thru June 29, 2012 to 40 basis points.

(2)	Advisory agreement fees were adjusted to reflect the fee rates for the combined assets pursuant to the advisory agreement for the Buying Fund.
(3)	Service agreement fees were adjusted to reflect the fee rates for the combined assets pursuant to the services agreement for the Buying Fund.
(4)
In January 2012, Madison contractually agreed, until at least May 1, 2013, to waive fees and reimburse fund expenses to the extent necessary to prevent a negative Fund yield.  This arrangement may be modified or discontinued prior to May 1, 2013 only with the approval of the Fund’s Board.  A reduction in the amount of expenses that need to be waived is due to the lower advisory and service fees for the Buying Fund (see notes (2) and (3) above).

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

4

Note 4 – Reorganization Costs

The costs associated with the Reorganizations include legal, accounting, printing, and proxy solicitation costs, among others.  These costs are currently estimated to total approximately $30,000.   Neither shareholders nor any of the Selling or Buying Funds will bear any of these costs; instead, Madison Asset Management, LLC is responsible for all such costs.  The pro forma financial information has not been adjusted for any costs related to the Reorganizations.

Note 5 – Accounting Survivor

The Madison Mosaic Mid-Cap Fund (i.e., Selling Fund) and the Madison Cash Reserves Fund (i.e., Buying Fund) will be the accounting survivors in the Reorganizations. The surviving funds will have the portfolio management team, portfolio composition strategies, investment objective, expense structure, and policies/ restrictions of the Buying Funds.

Note 6 – Capital Loss Carryforward

As of balance sheet period end date in Note 1, the Madison Mid Cap Fund had a capital loss carryforward of $11,782,869 and ordinary loss deferral of $291,051.  Additionally, the Madison Mosaic Government Money Market Trust and Madison Cash Reserves Fund had a capital loss carryforward of $16 and $6, respectively.   For additional information regarding capital loss limitations, please see the section entitled “Tax Status of the Reorganizations” in the Combined Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission.

Note 7 – Portfolio Repositioning

It is currently contemplated that neither Selling Fund in the above referenced Reorganizations intends to reposition its portfolio (either shortly before or after the Reorganizations) in any material manner (for this purpose, “material” is defined to mean a repositioning representing more than 5% of the relevant Selling Fund’s net assets).

5

PART C

OTHER INFORMATION

ITEM 15.  Indemnification

Madison Funds (f/k/a MEMBERS Mutual Funds) (the “Registrant”) incorporates herein by reference the response to Item 25 of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on January 2, 2013 with Post-Effective Amendment (“PEA”) No. 37.

ITEM 16.   Exhibits

1.	Amended and Restated Declaration of Trust of Registrant dated April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

2.	Not applicable.

3.	Not applicable.

4.	Agreement and Plan of Reorganization (included in Part A of this Form N-14 Registration Statement).

5.	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit 1, above.

6.	(a) Amended and Restated Investment Advisory Agreement between Registrant andMadison
Asset Management, LLC (“MAM”) effective April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

(b)
Amended and Restated Services Agreement between Registrant and MAM effective April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

7.
(a)           Amended and Restated Distribution Agreement between Registrant and Distributor effective April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

(b)	Form of Dealer Agreement and 22c-2 Addendum (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

8.	Not applicable.

9.
(a)           Custody Agreement between Registrant and State Street Bank and Trust Company (“SSB”)dated October 28, 1997 (incorporated by reference to Pre-Effective Amendment No. 2 tothe Registration Statement on Form N-1A filed on November 12, 1997).

(b)           Letter Agreement between Registrant and SSB dated January 18, 2000(incorporated by reference to PEA No. 5 to the Registration Statement on FormN-1A filed on February 23, 2000).

(c)	Amendment No. 2 to Custodian Agreement between Registrant and SSB dated January 18, 2000 (incorporated by reference to PEA No. 7 to the Registration Statement on Form N-1A filed on February 23, 2001).

Amendment to Custody Agreement between Registrant and SSB dated March 14, 2001 (incorporated by reference to PEA No. 8 to the Registration Statement on Form N-1A filed on February 27, 2002).

10.	(a) Amended and Restated Service Plan for Class A Shares dated April 19, 2013
 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

(b)
Amended and Restated Distribution and Service Plan for Class B Shares dated April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

(c)
Amended and Restated Distribution and Service Plan for Class C Shares dated April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

(d)	Amended and Restated Rule 18f-3 Plan dated April 19, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

11.	Opinion and Consent of Counsel Regarding Legality of Shares to be Issued (incorporated by reference to the initial filing of this Form N-14 Registration Statement filed on January 3, 2013).

12.	Form of Opinion of Counsel on Tax Matters (incorporated by reference to the initial filing of this Form N-14 Registration Statement filed on January 3, 2013).

13.	Other Material Contracts

(a)	Administration Agreement between Registrant and SSB dated October 30, 2000 (incorporated by reference to PEA No. 7 to the Registration Statement on Form N-1A filed on February 23, 2001).

(b)	Transfer Agency and Service Agreement between Registrant and SSB dated November 20, 2000 (incorporated by reference to PEA No. 8 to the Registration Statement on Form N-1A filed on February 27, 2002).

(c)
Amendment to Transfer Agency and Services Agreement between Registrant and SSB dated January 1, 2003 (incorporated by reference to PEA No. 9 to the Registration Statement on Form N-1A filed on February 24, 2003).

(d)
Amendment to Transfer Agency and Services Agreement between Registrant and SSB dated October 1, 2003 (incorporated by reference to PEA No. 22 to the Registration Statement on Form N-1A filed on November 5, 2007).

(e)
Addendum to Transfer Agency and Services Agreement between Registrant and SSB dated August 1, 2009 (incorporated by reference to PEA No. 28 to the Registration Statement on Form N-1A filed on December 22, 2009).

(f)	Amendment to Transfer Agency and Services Agreement dated August 1, 2011 (incorporated by reference to PEA No. 32 to the Registration Statement on Form N-1A filed on February 28, 2012).

(g)	Investment Accounting Agreement between Registrant and SSB dated October 28, 2000 (incorporated by reference to PEA No. 6 to the Registration Statement on Form N-1A filed on December 15, 2000).

Second Amendment to Investment Accounting Agreement between Registrant and SSB dated November 5, 2004 (incorporated by reference to PEA No. 11 to the Registration Statement on Form N-1A filed on February 28, 2005).

14.	Consent of Independent Accountants

(a)	Deloitte & Touche LLP filed herewith .

(b)	Grant Thornton LLP filed herewith .

15.	Not applicable.

16.	Powers of Attorney of the Trustees of the Registrant (incorporated by reference to PEA No. 28 to the Registration Statement on Form N-1A filed on December 22, 2009).

17.	(a)For Madison Mosaic Income Trust:

(i)
Report of Independent Registered Public Accounting Firm and audited financial statements included in Annual Report to Shareholders for the year ended December 31, 2011 (incorporated by reference to Form N-CSR filed on February 28, 2012).

(ii)	Unaudited financial statements included in Semiannual Report to Shareholders for period ended June 30, 2012 (incorporated by reference to Form N-CSR filed on August 28, 2012).

(b)	For Madison Mosaic Equity Trust:

(i)
Report of Independent Registered Public Accounting Firm and audited financial statements included in Annual Report to Shareholders for the year ended December 31, 2011 (incorporated by reference to Form N-CSR filed on February 28, 2012).

(ii)	Unaudited financial statements included in Semiannual Report to Shareholders for period ended June 30, 2012 (incorporated by reference to Form N-CSR filed on August 28, 2012).

(c)
For Madison Mosaic Government Money Market Trust:  Report of Independent Registered Public Accounting Firm and audited financial statements included in Annual Report to Shareholders for the year ended September 30, 2012 (incorporated by reference to Form N-CSR filed on November 23, 2012).

(d)
For Madison Mosaic Tax-Free Trust:  Report of Independent Registered Public Accounting Firm and audited financial statements included in Annual Report to Shareholders for the year ended September 30, 2012 (incorporated by reference to Form N-CSR filed on November 23, 2012).

(e)	For Madison Funds (f/k/a MEMBERS Mutual Funds):

(i)	Preliminary Statement of Additional Information dated January 2, 2013 (incorporated by reference to PEA No. 37 to the Registration Statement on Form N-1A filed on January 2, 2013).

(ii)
Report of Independent Registered Public Accounting Firm and audited financial statements included in Annual Report to Shareholders for the year ended October 31, 2012 (incorporated by reference to Form N-CSR filed on December 26, 2012).

(f)	Proxy Card (incorporated by reference to the initial filing of this Form N-14 Registration Statement filed on January 3, 2013).

ITEM 17.  Undertakings

1.
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.
The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin on the 4th day of February, 2013.

MADISON FUNDS

/s/Katherine L. Frank
By:           Katherine L. Frank
Its:           President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President and Trustee (Principal	February 4, 2013
Katherine L. Frank	Executive Officer)

/s/Greg D. Hoppe	Treasurer (Principal Financial	February 4, 2013
Greg D. Hoppe	Officer)

*	Trustee	February 4, 2013
Philip E. Blake

*	Trustee	February 4, 2013
James R. Imhoff, Jr.

*	Trustee	February 4, 2013
Steven P. Riege

*	Trustee	February 4, 2013
Richard E. Struthers

*	Trustee	February 4, 2013
Lorence D. Wheeler

*By: /s/ Pamela M. Krill
Pamela M. Krill
*Pursuant to Power of Attorney (see Exhibit 16 to this Registration Statement).

INDEX TO EXHIBITS

Exhibit	Caption

14(a)	Consent of Deloitte & Touche LLP (independent accountants)

14(b)	Consent of Grant Thornton LLP (independent accountants)